SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

  Filed by the Registrant ☒

  Filed by a Party other than the Registrant ☐

  Check the appropriate box:

  ☐   Preliminary Proxy Statement

  ☐   Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  ☒  Definitive Proxy Statement

  ☐   Definitive Additional Materials

  ☐   Soliciting Material Under Rule 14a-12

PVH CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐   Fee paid previously with preliminary materials:

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

PVH CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of PVH CORP. (the “Company”), a Delaware corporation, will be held at The Graduate Center - City University of New York, 365 Fifth Avenue, Proshansky Auditorium, Concourse Level, New York, New York, on Thursday, June 21, 2012, at 10:00 a.m., for the following purposes:

(1)	to elect 12 directors of the Company to serve for a term of one year;

(2)	to consider and act upon a proposal to amend the Company’s 2006 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan;

(3)	to consider and act upon an advisory resolution to approve the Company’s executive compensation;

(4)	to ratify the appointment of auditors for the Company to serve for the current fiscal year; and

(5)	to consider and act upon such other matters as may properly come before the meeting.

Only stockholders of record at the close of business on April 24, 2012 are entitled to vote at the meeting.

Attendance at the meeting will be limited to holders of record as of the record date of the Company’s Common Stock, Series A convertible preferred stock or their proxies, beneficial owners having evidence of ownership and guests of the Company. If you hold stock through a bank or broker, a copy of an account statement from your bank or broker as of the record date will suffice as evidence of ownership. Attendees also must present a picture ID to be admitted to the meeting.

You are requested to fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope.

By order of the Board of Directors,

MARK D. FISCHER
Secretary

New York, New York

May 10, 2012

PVH CORP. PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

ANNUAL MEETING OF STOCKHOLDERS

— Date and Time	June 21, 2012, at 10:00 a.m.
— Place	The Graduate Center - City University of New York 365 Fifth Avenue, Proshansky Auditorium, Concourse Level New York, New York
— Record Date	April 24, 2012
— Voting	Stockholders as of the record date are entitled to vote. Each share of our Common Stock is entitled to one vote. The holders of our Series A convertible preferred stock are entitled to vote with the holders of our Common Stock on an as-converted basis.
— Admission	Attendance at the meeting will be limited to holders of record of our Common Stock, our Series A convertible preferred stock or their proxies, beneficial owners having evidence of ownership and guests of the Company. If you hold stock through a bank or broker, a copy of an account statement as of the record date (April 24, 2012) will suffice as evidence of ownership. Attendees also must present a picture ID.

VOTING MATTERS AND VOTE RECOMMENDATION

See “Voting Information” for more information

Matter	Board Vote Recommendation	Required Vote	Broker Discretionary Vote Allowed

Election of directors	FOR EACH DIRECTOR NOMINEE	Majority of votes cast	No
Amendment to our 2006 Stock Incentive Plan	FOR	Majority of shares present and entitled to vote on this matter	No
Advisory vote on executive compensation	FOR	Majority of shares present and entitled to vote on this matter	No
Ratification of Ernst & Young LLP as our independent auditors for fiscal year 2012	FOR	Majority of shares present and entitled to vote on this matter	Yes

DIRECTOR ELECTION

See “Election of Directors” for more information

The following table provides summary information about each director nominee. Each director is elected annually by a majority of votes cast.

					Committee Memberships
Name	Age	Director Since	Occupation	Independent	AC	CC	CSR	NG
Mary Baglivo	54	2007	Chairman and Chief Executive Officer of the Americas, Saatchi & Saatchi Worldwide	Yes		M
Emanuel Chirico	55	2005	Chief Executive Officer of the Company	No
Juan R. Figuereo	56	2011	Executive Vice President and Chief Financial Officer of Newell Rubbermaid, Inc.	Yes	M
Joseph B. Fuller	55	1991	Founder, Director and Vice-Chairman, Monitor Company LP	Yes				C
Fred Gehring	57	2010	Chief Executive Officer of Tommy Hilfiger and PVH International Operations	No
Margaret L. Jenkins	60	2006	Founder and Owner, Margaret Jenkins & Associates; Former Senior Vice President and Chief Marketing Officer, Denny’s Corporation	Yes			M	M
David A. Landau	46	2010	Partner and Co-Founder, LNK Partners	No
Bruce Maggin	69	1987	Principal, The H.A.M. Media Group, LLC	Yes	C		M
V. James Marino	61	2007	Retired Chief Executive Officer, Alberto-Culver Company	Yes				M
Henry Nasella	65	2003	Partner and Co-Founder, LNK Partners	Yes		C
Rita M. Rodriguez	69	2005	Senior Fellow, Woodstock Theological Center at Georgetown University	Yes	M		C
Craig Rydin	60	2006	Chairman of the Board of Directors, Yankee Holding Corp.; Non-Executive Chairman, The Yankee Candle Company, Inc.	Yes		M

Key: AC CC CSR	Audit Committee Compensation Committee Corporate Social Responsibility Committee			NG C M	Nominating & Governance Committee Chair Member

Each director nominee is a current director and attended at least 75% of the aggregate of all meetings of the Board and each committee on which he or she sits, or, in the case of Mr. Figuereo, who was not a director for the entire year, 75% of the aggregate number of meetings held during the period in which he served as director.

AMENDMENT OF THE 2006 STOCK INCENTIVE PLAN

We are seeking approval of an amendment to increase by 4,500,000 shares, the number of shares of our Common Stock that can be issued under our 2006 Stock Incentive Plan. The Board of Directors recommends that stockholders approve the amendment.

EXECUTIVE COMPENSATION MATTERS

See “Compensation Discussion and Analysis,” “Executive Compensation” and “Advisory Vote on Executive Compensation” for more information

Business Highlights

We experienced significant growth and financial performance in 2011, building upon the strong momentum begun in the second half of 2009 and continuing through 2010. 2011 highlights include:

—	Revenue increased 27%;
—	Earnings before interest and taxes[1] increased 23%;
—	Earnings per share[1] increased 26%; and
—	We far outperformed our peer group for the one-, two- and three-year periods ended 2011 in all key performance metrics.

1 On a non-GAAP basis, as reported in our earnings releases. The reconciliation to GAAP amounts appears on Exhibit A.

Executive Compensation Advisory Vote

The Board of Directors recommends that stockholders approve, on an advisory basis, the compensation paid to our Named Executive Officers, as described in this Proxy Statement for these reasons:

Pay for Performance

The bulk (approximately 65% to 85%) of each Named Executive Officer’s compensation package consists of short-term and long-term awards that only pay out upon the achievement of specific financial targets and equity awards that are linked to increases in stock value over time. The compensation paid to these executives is reflective of, and consistent with, our having far outperformed our peer group for the one-, two- and three-year periods ended 2011 in key performance metrics, with our performance near or above the 75th percentile overall for each of those periods.

Sound Program Design

We designed our executive officer compensation programs to attract, motivate, and retain the key executives who drive our success and industry leadership. Pay that reflects performance and alignment with the interests of long-term stockholders are key principles. We achieve our objectives through compensation that:

—	Is subject to our performance and the performance of our Common Stock;
—	Is heavily weighted towards long-term components;
—	Includes performance targets that are based upon budgeted earnings levels that are reviewed and approved by the Board of Directors;
—	Includes a limit on the maximum amount that an executive officer can receive as a payout for each incentive award; and
—	Does not encourage unnecessary and excessive risk taking.

Best Practices in Executive Compensation

Our executive compensation program incentives reward superior individual and business performance and do not encourage or reward inappropriate risks. Highlights of our practices include:

—	All of our incentive compensation plans include clawback provisions.
—

Our Chief Executive Officer is required to hold Common Stock with a value equal to six times his base salary and our other executive officers must hold Common Stock with a value equal to their base salaries.

—	We prohibit executive officers from hedging their ownership of our Common Stock.
—	Our compensation program does not rely on significant pension or welfare benefits or perquisites.
—	No employment agreement provides for tax gross-ups or includes long-term compensation in the calculation of the amount of severance payable.

AUDITORS

See “Ratification of the Appointment of Auditors” for more information

We ask that our stockholders ratify the selection of Ernst & Young LLP as our independent auditor. Below is summary information about Ernst & Young LLP’s fees for services provided in 2011 and 2010.

	2011	2010
Audit Fees	$2,887,000	$3,176,000
Audit-Related Fees	$20,000	$1,570,000
Tax Fees	$2,230,000	$3,479,000
All Other Fees	—	$314,000

	$5,137,000	$8,539,000

2013 ANNUAL MEETING

—

Stockholder proposals submitted for inclusion in the proxy statement for our 2013 Annual Meeting pursuant to Rule 14a-8 of the Securities and Exchange Act (which we refer to as the “Exchange Act”) must be received by us by January 11, 2013.

The proxies designated by the Board of Directors will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the 2013 Annual Meeting but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us on or before March 27, 2013 and certain other conditions of the applicable rules of the Securities and Exchange Commission (which we refer to as the “SEC”) are satisfied.

PVH CORP.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PVH CORP. to be used at the Annual Meeting of Stockholders, which will be held at The Graduate Center - City University of New York, 365 Fifth Avenue, Proshansky Auditorium, Concourse Level, New York, New York, on Thursday, June 21, 2012, at 10:00 a.m., and at any adjournments thereof.

Our principal executive offices are located at 200 Madison Avenue, New York, New York 10016-3903. The approximate date on which this Proxy Statement and the enclosed proxy card were first sent or given to stockholders was May 10, 2012.

Disclosures in this Proxy Statement generally pertain to matters related to our most recently completed fiscal year, which ended on January 29, 2012. References herein to “2011” refer to that fiscal year, as the fiscal year commenced in calendar 2011. Similarly, references to “2010,” “2012,” “2013” and “2014” are to our fiscal years that commenced or will commence in the referenced calendar year.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2012

Our Annual Report to Stockholders for our fiscal year ended January 29, 2012, this Proxy Statement and all other proxy materials are available at http://www.pvhannualmeetingmaterials.com.

“Green” Initiative

As part of our Corporate Social Responsibility programs, we are advancing “green” practices to our external communications with investors. Instead of receiving future copies of our Annual Reports to Stockholders and proxy statements by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will give you faster delivery of the documents, save us the cost of printing and mailing, and enable us to lessen our environmental impact by allowing us to print and mail fewer copies of these materials.

If you are a stockholder of record, you may enroll in our electronic proxy delivery service at any time by going directly to www.ematerials.com/pvh and following the enrollment instructions. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information in the proxy materials provided to you by your bank or broker regarding the availability of this service.

VOTING INFORMATION

Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later dated proxy. Beneficial owners of our Common Stock who are not holders of record and wish to revoke their proxy should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to revoke their proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Shares will be voted FOR the election of all of the nominees for director with respect to item (1) of the attached Notice of Annual Meeting of Stockholders and FOR the proposals set forth in items (2), (3) and (4) of the Notice, if no directions are given in a valid proxy.

Stockholders vote by casting ballots (in person or by proxy), which are tabulated by the inspectors of elections. Abstentions and broker “non votes” are included in the determination of the number of shares present at the meeting for quorum purposes. Abstentions will have the same effect as negative votes, except that abstentions will have no effect on the election of directors, as they are not considered to be votes cast in the election and directors are elected by a majority of the votes cast. Broker “non votes” are not counted in the tabulations of the votes cast on proposals presented to stockholders because they are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker non vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power only with respect to that item and has not received instructions from the beneficial owner. Banks, brokers and other nominees have discretionary voting power only with respect to the ratification of the appointment of our auditor, as this proposal is considered to be a “routine” matter under New York Stock Exchange rules. Under New York Stock Exchange rules, these persons do not have discretionary voting power with respect to the other matters to be voted on. Because banks, brokers and other nominees cannot vote on certain matters, we encourage all beneficial owners to vote their shares. In addition, in order for the proposal to amend our 2006 Stock Incentive Plan to be approved, (i) the number of shares voted on it (i.e., excluding broker non votes) must exceed 50% of the number of votes eligible to be cast at the meeting and (ii) it must receive approval of a majority of the votes cast.

Common stockholders of record at the close of business on April 24, 2012, the record date set by the Board of Directors for the meeting, will be entitled to one vote for each share of our Common Stock then held. The holders of our Series A convertible preferred stock on the record date will be entitled to vote with the holders of our Common Stock on an as-converted basis. As of the record date, there were 70,360,188 shares of Common Stock outstanding and our Series A convertible preferred stock was convertible into 2,094,680 shares of Common Stock. The Series A convertible preferred stock was sold by us in connection with our financing of our May 2010 acquisition of Tommy Hilfiger B.V. and certain related companies. We refer to the companies acquired as “Tommy Hilfiger,” collectively, and to the acquisition as the “Tommy Hilfiger acquisition.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

5% Stockholders

The following table presents certain information with respect to the persons who are known by us to be the beneficial owners of more than five percent of each class of our voting stock as of the record date for the meeting. The information is provided as if our Series A convertible preferred stock had been converted on the record date, as the holders of such stock are generally entitled to vote with the holders of our Common Stock on an as-converted basis.

The persons listed below have advised us that they have sole voting and investment power with respect to the shares listed as owned by them, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent of Class

FMR LLC(1) 82 Devonshire Street Boston, MA 02109	10,141,248	14.0

Goldman Sachs Asset Management(2) 200 West Street New York, NY 10282	7,238,878	10.0

BlackRock, Inc.(3) 40 East 52nd Street New York, NY 10022	4,028,358	5.6

LNK Partners affiliates(4) 81 Main Street White Plains, NY 10601	2,094,680	2.9

[1]

Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 9,488,474 shares of our Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 and their related funds. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, each has power to dispose of these 9,488,474 shares. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing

49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares, which are owned directly by the referenced funds. The power to vote the shares resides with the applicable fund’s Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the fund’s Board of Trustees. Strategic Advisers, Inc., 82 Devonshire Street, Boston, MA 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR LLC’s beneficial ownership includes 29 shares of our Common Stock, beneficially owned through Strategic Advisers, Inc. Pyramis Global Advisors, LLC (“PGALLC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 52,560 shares of our Common Stock as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940 owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has dispositive power over 124,390 shares and sole power to vote or to direct the voting of 51,650 shares of our Common Stock owned by the institutional accounts or funds advised by PGALLC as reported above. Pyramis Global Advisors Trust Company (“PGATC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Exchange Act, is the beneficial owner of 154,105 shares of our Common Stock as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole dispositive power over 168,325 shares and sole power to vote or to direct the voting of 154,105 shares of Common Stock owned by the institutional accounts managed by PGATC as reported above. FIL Limited (“FIL”), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under section 240.13d-1(b)(1)(ii), is the beneficial owner of 446,080 shares of our Common Stock. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d and FIL, or trusts for their benefit, own shares of FIL voting stock. While the percentage of total voting power represented by these shares may fluctuate as a result of changes in the total number of shares of FIL voting stock outstanding from time to time, it normally represents more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals. FMR LLC and FIL are of the view that they are not acting as a “group” for purposes of Section 13(d) under the Exchange Act and that they are not otherwise required to attribute to each other the “beneficial ownership” of securities “beneficially owned” by the other corporation within the meaning of Rule 13d-3 promulgated under the Exchange Act. Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d). FIL has sole dispositive power over 353,130 shares of our Common Stock owned by the international funds. FIL has sole power to vote or direct the voting of 352,220 shares of our Common Stock and no power to vote or direct the voting of 93,860 shares of Common Stock held by the international funds as reported above with the right to cast approximately 39% of the total votes which may be cast by all holders of FIL voting stock. Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2011 and is based on the Statement of Beneficial Ownership on Schedule 13G/A filed by FMR LLC on February 14, 2012 with the SEC.

[2]

Goldman Sachs Asset Management, L.P. and GS Investment Strategies, LLC (which we refer to collectively in this Proxy Statement as “GSAM”), investment advisers in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act, may be deemed to be the beneficial owners of 7,238,878 shares of our Common Stock, including 6,190,259 shares with respect to which they have shared voting power and as to all 7,238,878 of which they have shared dispositive power. These amounts reflect the securities beneficially owned by certain operating units (collectively, the “GSUs”) of The Goldman Sachs Group, Inc. and its subsidiaries and affiliates (which we refer collectively to in this Proxy Statement as “GSG”). These amounts do not reflect securities, if any, beneficially owned by any operating units of GSG whose ownership of securities is disaggregated from that of the GSUs. The GSUs disclaim beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which the GSUs or their employees have voting or investment discretion or both, or with respect to which there are limits on their voting or investment authority or both and (ii) certain investment entities of which the GSUs act as the general partner, managing general partner or other manager, to the extent interests in such entities are held by persons other than the GSUs. Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2011 and is based on the Statement of Beneficial Ownership on Schedule 13G filed by GSAM on February 10, 2012 with the SEC.

[3]

BlackRock, Inc., a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act, may be deemed to be the beneficial owner of 4,028,358 shares of Common Stock. Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2011 and is based on the Statement of Beneficial Ownership on Schedule 13G/A filed by BlackRock, Inc. on February 9, 2012 with the SEC.

[4]

LNK GenPar, L.P. is the general partner of each of LNK Partners, L.P. and LNK Partners (Parallel), L.P. LNK MGP, LLC is the sole general partner of LNK GenPar, L.P. and, accordingly, the ultimate general partner of LNK Partners, L.P. and LNK Partners (Parallel), L.P. LNK Partners, L.P. owns 3,724.59 shares, or 93.1%, of our Series A convertible preferred stock and

LNK Partners (Parallel), L.P. owns 275.41 shares, or 6.9%, of our Series A convertible preferred stock. The shares of Series A convertible preferred stock owned by LNK Partners, L.P. and LNK Partners (Parallel), L.P. are currently convertible into an aggregate of 2,094,680 shares of our Common Stock and generally can be voted with the Common Stock on an as-converted basis. LNK GenPar, L.P., LNK MGP, LLC and David A. Landau, the President and sole managing member of LNK MGP, LLC, may be deemed to beneficially own the shares of Series A convertible preferred stock owned by each of LNK Partners, L.P. and LNK Partners (Parallel), L.P., as well as the shares of Common Stock into which they may be converted. We refer collectively to the foregoing entities controlled by Mr. Landau as “LNK Partners.”

Directors, Nominees for Director and Executive Officers

The following table presents certain information with respect to each class of our voting stock beneficially owned as of April 24, 2012 by the following persons:

—	each of our directors;
—	each of the nominees for director;
—

our Chief Executive Officer, our Chief Financial Officer and our four most highly compensated executive officers with respect to our most recently completed fiscal year, other than our Chief Executive Officer and Chief Financial Officer; and

—	our directors, the nominees for director and our executive officers, as a group.

The information in the table is provided as if our Series A convertible preferred stock had been converted on the record date, as the holders of such stock are generally entitled to vote with the holders of our Common Stock on an as-converted basis. See discussion under “Voting Information.”

Each of the persons named below has sole voting and investment power with respect to the shares listed as owned by him or her except as otherwise indicated below.

	Amount Beneficially Owned(1)	Percent of Class
Mary Baglivo	9,172	*
Emanuel Chirico	723,470	1.0
Francis K. Duane	74,606	*
Juan R. Figuereo	1,912	*
Joseph B. Fuller	60,750	*
Fred Gehring(2)	1,394,663	1.9
Margaret L. Jenkins	5,996	*
David A. Landau(3)	2,094,680	2.9
Bruce Maggin	55,201	*
V. James Marino	9,722	*
Paul Thomas Murry	7,270	*
Henry Nasella	20,000	*
Rita M. Rodriguez	28,722	*
Craig Rydin	14,876	*
Michael A. Shaffer	54,845	*
Allen E. Sirkin	129,205	*
All directors, nominees for director and executive officers as a group	4,685,090	6.5

*	Less than 1% of class.

[1]

The figures in the table are based upon information furnished to us by our directors, nominees for director and executive officers and upon our records. The figures include the shares held for the benefit of our executive officers in a trust for the PVH Stock Fund. The PVH Stock Fund is one of the investment options under our Associates Investment Plan, which is a defined contribution plan (a so-called “401(k)” plan) under the Employee Retirement Income Security Act of 1974, as amended. We refer to the Associates Investment Plan as the “AIP.” Participants in the AIP who make investments in the PVH Stock Fund may direct the vote of shares of Common Stock held for their benefit in the trust for the PVH Stock Fund.

As of the record date, the following persons have the right to cast votes equal to the following number of shares held in the trust for the PVH Stock Fund (which have been rounded to the nearest full share): Emanuel Chirico, 8,527 shares; Francis K. Duane,

612 shares; Michael A. Shaffer, 6,657 shares; Allen E. Sirkin, 18,081 shares; and all of our directors, nominees for director and executive officers as a group, 33,877 shares.

The Trustee of the trust for the PVH Stock Fund has the right to vote shares in the trust that are unvoted as of two days prior to the meeting in the same proportion as the vote by all other participants in the AIP who have cast votes with respect to their investment in the PVH Stock Fund. The committee that administers the AIP makes all decisions regarding the disposition of Common Stock held in the trust for the PVH Stock Fund, other than the limited right of a participant to receive a distribution of shares held for his or her benefit. As such, the committee may be deemed to be a beneficial owner of the Common Stock held in the trust. Mr. Shaffer is a member of that committee. The figures in the table do not include shares in the trust for the PVH Stock Fund (other than applicable to Mr. Shaffer’s investment in the PVH Stock Fund) to the extent that, as a member of the committee, he may be deemed to have beneficial ownership of the shares held in the trust. There were 642,001 shares of Common Stock (0.9% of the outstanding shares) held in the trust for the PVH Stock Fund as of April 24, 2012.

The table also includes the following shares which each of the individuals and the group listed on the table have the right to acquire within 60 days of the record date upon the exercise of stock options granted to them: Emanuel Chirico, 654,750 shares; Francis K. Duane, 60,075 shares; Joseph B. Fuller, 19,267 shares; Bruce Maggin, 40,000 shares; Paul Thomas Murry, 7,250 shares; Henry Nasella, 20,000 shares; Rita M. Rodriguez, 20,000 shares; Craig Rydin, 10,000 shares; Michael A. Shaffer, 33,350 shares; and all of our current directors, nominees for director and executive officers as a group, 864,692 shares.

The table also includes the following shares of Common Stock that are subject to awards of restricted stock units made to the individuals and as a group, the restrictions on which will lapse within 60 days of the record date: Mary Baglivo, 2,652 shares; Juan R. Figuereo, 1,912 shares; Margaret L. Jenkins, 2,652 shares; Bruce Maggin, 1,912 shares; V. James Marino, 2,652 shares; Rita M. Rodriguez, 2,652 shares; Craig Rydin, 2,652 shares; Michael A. Shaffer, 232 shares; Allen E. Sirkin, 107,866 shares; and all of our current directors, nominees for director and executive officers as a group, 125,182 shares.

[2]

Includes 1,375,396 shares of Common Stock registered under the name of Elmira 5 B.V., a Dutch company (“Elmira 5”), of which Mr. Gehring is the sole member of the Managing Board. Elmira 5 received such shares in connection with our acquisition of Tommy Hilfiger as consideration for the sale of its ownership interest in Tommy Hilfiger. These ownership interests were initially issued by Stichting Administratiekantoor Elmira (“Stichting Elmira”), a shareholder of Tommy Hilfiger, to Mr. Gehring and to Messrs. Ludo Onnink, Daniel Grieder and Michael Arts, who are also senior executives of Tommy Hilfiger. Messrs. Gehring and Onnink ultimately contributed to Elmira 5 all of the Tommy Hilfiger interests issued to them by Stichting Elmira, and Messrs. Grieder and Arts contributed to Elmira 5 some of the Tommy Hilfiger interests issued to them by Stichting Elmira. Of the 1,375,396 shares of Common Stock registered in the name of Elmira 5, (i) 993,347 shares of Common Stock were distributed to Elmira 5 as consideration for all the ownership interests initially issued by Stichting Elmira to Mr. Gehring; (ii) 200,181 shares of Common Stock were distributed to Elmira 5 as consideration for all the securities initially issued by Stichting Elmira to Mr. Onnink; (iii) 90,934 shares of Common Stock were distributed to Elmira 5 as consideration for the portion of the ownership interests issued by Stichting Elmira to Mr. Grieder that he subsequently contributed to Elmira 5; and (iv) 90,934 shares of Common Stock were distributed to Elmira 5 as consideration for the portion of the ownership interests issued by Stichting Elmira to Mr. Arts that he subsequently contributed to Elmira 5. As the sole member of the Managing Board of Elmira 5, Mr. Gehring has voting power over the 1,375,396 shares of Common Stock held by Elmira 5 and, as such, may be deemed to beneficially own all such shares. However, pursuant to the articles of association of Elmira 5, the Managing Board is required, in order to vote the shares of Common Stock held by Elmira 5, to obtain the prior approval of each of Elmira 5’s stockholders with respect to their allocable number of shares of Common Stock held by Elmira 5 (i.e., the amounts identified in clauses (i) through (iv) in the second sentence preceding this sentence). Mr. Gehring disclaims beneficial ownership of the aggregate of 382,049 shares of Common Stock referred to in this Note 2 that were distributed by Stichting Elmira to Mr. Onnink, Mr. Grieder and Mr. Arts and contributed to Elmira 5. As of April 24, 2012, the shares of Common Stock registered under the name of Elmira 5 were held in escrow pursuant to an escrow agreement entered into in connection with our acquisition of Tommy Hilfiger. A portion of such shares may be forfeited if certain employment-related vesting conditions are not met.

[3]

Includes 4,000 shares of Series A convertible preferred stock beneficially owned by LNK Partners and its affiliates. See Note 4 to the prior table. Mr. Landau is the sole managing member of LNK Partners’ ultimate general partner. Accordingly, Mr. Landau may be deemed to be an indirect beneficial owner of shares held by LNK Partners.

ELECTION OF DIRECTORS

Directors

All nominees elected as directors at the meeting will serve for a term of one year or until their successors are elected and qualified. All of the nominees were elected directors at last year’s Annual Meeting of Stockholders. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The election of directors requires the affirmative vote of a majority of the votes cast in person or by proxy at the meeting. In determining whether a director nominee has received the requisite vote for election, abstentions and broker non votes will have no effect. Our Corporate Governance Guidelines provide that (i) a director who fails to be re-elected as a result of not obtaining a majority vote of stockholders must offer a letter of resignation for the Board of Directors’ consideration; (ii) the Board’s Nominating & Governance Committee must make a recommendation to the full Board on whether to accept or reject the resignation, or whether other action should be taken; and (iii) the Board must act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. Our Corporate Governance Guidelines also provide that (x) the Committee and Board may consider any factors and other information that they consider appropriate and relevant to making their respective decisions; and (y) the director who tenders his or her resignation cannot participate in the Committee’s or Board’s decision.

We entered into a Stockholder Agreement with LNK Partners in connection with the issuance and sale to LNK Partners of shares of our Series A convertible preferred stock. We sold shares of our Series A convertible preferred stock to raise a portion of the purchase price for our acquisition of Tommy Hilfiger. Under that Stockholder Agreement, LNK Partners has the right to designate one person as a nominee for election as a director, so long as it continues to hold at least 80% of the Series A convertible preferred stock sold to it (or of the shares of Common Stock into which they are convertible). Mr. Landau is LNK Partners’ designee pursuant to that Stockholder Agreement.

The Board of Directors recommends a vote FOR the election of the 12 nominees named on the following table. Proxies received in response to this solicitation will be voted FOR the election of the nominees unless otherwise specified in a proxy.

Name	Principal Occupation	Age	Year Became a Director

Mary Baglivo	Chairman and Chief Executive Officer of the Americas, Saatchi & Saatchi Worldwide, an advertising agency	54	2007

Emanuel Chirico	Chief Executive Officer of the Company	55	2005

Juan R. Figuereo	Executive Vice President and Chief Financial Officer of Newell Rubbermaid, Inc., a consumer and commercial products company	56	2011

Joseph B. Fuller	Founder, Director and Vice-Chairman, Monitor Company LP, an international management consulting firm	55	1991

Fred Gehring	Chief Executive Officer of Tommy Hilfiger and PVH International Operations	57	2010

Margaret L. Jenkins	Founder and Owner, Margaret Jenkins & Associates, a marketing and philanthropic services consulting firm; Former Senior Vice President and Chief Marketing Officer, Denny’s Corporation	60	2006

David A. Landau	Partner and Co-Founder, LNK Partners, a private equity investment firm	46	2010

Bruce Maggin	Principal, The H.A.M. Media Group, LLC, a media investment company	69	1987

V. James Marino	Retired Chief Executive Officer, Alberto-Culver Company, a personal care products company	61	2007

Henry Nasella	Partner and Co-Founder, LNK Partners, a private equity investment firm	65	2003

Rita M. Rodriguez	Senior Fellow, Woodstock Theological Center at Georgetown University	69	2005

Craig Rydin	Chairman of the Board of Directors, Yankee Holding Corp.; Non-Executive Chairman, The Yankee Candle Company, Inc., a designer, manufacturer and branded marketer of premium scented candles	60	2006

Additional Information

Other Public Company Directorships

Several of our directors also currently serve as directors of other public companies:

—	Mr. Chirico is a director of Dick’s Sporting Goods, Inc.;
—	Mr. Maggin is a director of Central European Media Enterprises Ltd.;
—	Mr. Marino is a director of OfficeMax Incorporated;
—	Dr. Rodriguez is a director of Affiliated Managers Group, Inc. and Ensco plc; and
—	Mr. Rydin is a director of priceline.com Incorporated and Yankee Holding Corp.

Several of our directors held directorships at other public companies during the last five years:

—	Mr. Landau served at Life Time Fitness, Inc. from 2000 to 2007;
—	Mr. Marino served at Alberto-Culver Company from 2006 to May 2011; and
—	Mr. Nasella served at Denny’s Corporation from 2004 to 2008.

Other Employment Information

Each of our directors has been engaged in the principal occupation indicated in the foregoing table for more than the past five years, except:

—

Mr. Figuereo, who was Executive Vice President and Chief Financial Officer of Cott Corporation, a manufacturer of private label soft drinks, from 2007 to September 2009, and Vice President, Mergers and Acquisitions of Wal-Mart International, Inc. from 2003 to 2007;

—

Mr. Gehring, who, in addition to having served as Chief Executive Officer of Tommy Hilfiger B.V. since April 2006, was Chief Executive Officer of its subsidiary, Tommy Hilfiger U.S.A., Inc., from April 2006 to November 2009 and, from 1997 to April 2006, was the Chief Executive Officer of Tommy Hilfiger Europe B.V. when it was a third party licensee of Tommy Hilfiger Licensing, LLC, the worldwide owner and licensee of the Tommy Hilfiger trademarks;

—	Ms. Jenkins, who was Senior Vice President and Chief Marketing Officer of Denny’s Corporation, a full service family restaurant chain, from June 2002 to August 2007;
—

Mr. Maggin, who was Executive Vice President and Secretary of Media & Entertainment Holdings, Inc., a blank check company that sought acquisition opportunities, particularly in the entertainment, media and communications industries, from 2005 to 2009 and Treasurer of Media & Entertainment Holdings, Inc. from 2007 to 2009;

—	Mr. Marino, who was President and Chief Executive Officer of Alberto-Culver Company from November 2006 to May 2011;
—	Dr. Rodriguez, who has also been self-employed in the field of international finance since 1999; and
—	Mr. Rydin, who was Chief Executive Officer of Yankee Holding Corp. and The Yankee Candle Company, Inc. from 2001 to 2009.

Independence of Our Directors

The Board of Directors has determined the independence (or lack thereof) of each of the directors and nominees for director and, as a result thereof, concluded that a majority of our directors are independent, as required under the rules of the New York Stock Exchange, on which exchange our Common Stock is listed for trading. Specifically, the Board determined that Messrs. Chirico and Gehring, as officers of the Company, are not independent, and that Mr. Landau is not independent due to the fees we paid to a company controlled by him in connection with our sale of shares of Series A convertible preferred stock to LNK Partners. The Board also determined that Dr. Rodriguez, Ms. Baglivo, Ms. Jenkins and each of Messrs. Figuereo, Fuller, Maggin, Marino, Nasella and Rydin are independent under Section 303A.02 of the New York Stock Exchange rules.

In making these independence determinations, the Board of Directors considered (i) whether a director had, within the last three years, any of the relationships under Section 303A.02(b) of the New York Stock Exchange rules with us which would disqualify a director from being considered independent, (ii) whether the director had any disclosable transaction or relationship with us under Item 404 of Regulation S-K of the Exchange Act, which relates to transactions and relationships between directors and their affiliates, on the one hand, and us and our affiliates (including management), on the other, and (iii) the factors suggested in the New York Stock Exchange’s Commentary to Section 303A.02, such as a commercial, consulting and other relationships, or other interactions with management that do not meet the absolute thresholds under Section 303A.02 or Item 404(a) but which, nonetheless, could reflect upon a director’s independence from management. In considering the materiality of any transactions or relationships that do not require disqualification under Section 303A.02(b), the Board considered the materiality of the transaction or relationship to the director, the director’s business organization and us and whether the relationship between (i) the director’s business organization and the Company, (ii) the director and the Company and (iii) the director and his business organization interfered with the director’s business judgment. Messrs. Chirico, Gehring and Landau each had relationships with us that disqualify them from being independent under Section 303A.02 of the New York Stock Exchange rules. None of the other directors, except for Mr. Nasella, had any relationship with us that required any further consideration.

The Board of Directors considered Mr. Nasella’s relationship with LNK Partners when making its independence decision with respect to him. In concluding that Mr. Nasella is independent, the Board noted that (i) Mr. Nasella (a) has an indirect capital commitment of less than 1% in LNK Partners; (b) has limited economic interest in LNK Partners’ existing investments; and (c) is only an employee of, and has no control or management rights with respect to, LNK Partners; (ii) Mr. Nasella’s interest in and income earned from LNK Partners in his capacity as an employee would not be affected by LNK Partners’ investment in PVH; (iii) the one-time commitment and transaction fees in an aggregate amount of $5 million paid by us in connection with the LNK Partners’ investment in our Series A convertible preferred stock was paid to an entity that is solely owned and controlled by Mr. Landau; (iv) there are no on-going fees paid to LNK Partners in connection with its investment in us; (v) LNK Partners’ ownership of Series A preferred stock constitutes approximately 3% of our Common Stock on an as-converted basis; and (vi) the New York Stock Exchange determined that the investment by LNK Partners was not a related party transaction under Section 312.03 of the New York Stock Exchange rules (which is different than an independence analysis) because Mr. Nasella does not have a substantial direct or indirect interest in, nor is he an affiliate of, LNK Partners.

No family relationship exists between any director or executive officer of the Company.

Experience, Qualifications, Attributes and Skills of Our Directors

The Nominating & Governance Committee considers a variety of factors in selecting our directors. These include a person’s qualification as independent under the New York Stock Exchange rules, as well as consideration of skills and experience in the context of the needs of the Board of Directors. Important factors considered by the Committee are a person’s understanding of our business, experience as a director of other public companies, leadership, financial skills, business experience and skills that are relevant to our operations and plans for growth and expansion and, for an existing director, his or her tenure and contributions made as a director of the Company.

The following sets forth the specific experience, qualifications, attributes or skills that led to the conclusion that each of the nominees for director should continue to serve as a director:

—

Mary Baglivo brings to the Board valuable marketing, advertising and strategic planning expertise, developed during her professional career, including as Chairman and Chief Executive Officer of the Americas at Saatchi & Saatchi Worldwide, an advertising agency.

—

Emanuel Chirico has extensive knowledge of the operational and financial aspects of the Company, acquired during his six years as the Company’s Chief Executive Officer and six years as Chief Financial Officer. In addition, Mr. Chirico provides the Board with valuable insight into the Company’s business and management’s strategic vision.

—

Juan R. Figuereo has a strong background in finance and accounting (principally with large multi-national public companies), consumer goods and retail. His resume includes experience living and working in international markets where the Company has or is planning to have operations. Mr. Figuereo has also considerable experience in brand building and driving innovation at established companies.

—

Joseph B. Fuller has extensive experience advising management with respect to strategy, corporate finance, governance and marketing, which he developed as a co-founder and executive of an international management consulting firm. In addition, Mr. Fuller brings to the Board his knowledge of channel management, pricing trends and pressures and innovation.

—

Fred Gehring has extensive senior executive leadership experience in the apparel industry, including more than 11 years of experience managing the global and European operations of Tommy Hilfiger as Chief Executive Officer. Mr. Gehring’s knowledge of the Tommy Hilfiger operations, as well as his experience in the apparel industry outside of the United States, provides valuable insight to the Board into the Tommy Hilfiger business in particular and the expansion of our other businesses in Europe.

—

Margaret L. Jenkins brings to the Board more than 30 years of experience in the consumer marketing and advertising industries. Also, as the founder of a marketing and philanthropic services firm and the former Chief Marketing Officer for Denny’s Corporation, Ms. Jenkins possesses significant management expertise.

—

David A. Landau has served as director on numerous boards of public and private companies, including a prior three year term on our Board (2003-2006), and brings to the Board a wealth of management experience in the consumer and retail businesses developed during his many years working in private equity and consulting firms.

—

Bruce Maggin has served as one of our directors for over 20 years. As a result, he has a deep understanding of our operations and strategy, as well as our financial reporting and internal controls through his stalwart service on our Audit Committee. Mr. Maggin brings to the Board financial, operational and development expertise, which he gained in various executive positions in the media industry.

—

V. James Marino, as the former President and Chief Executive Officer of a large consumer products company, brings to the Board significant senior executive leadership experience in the consumer products industry, including internationally and in channels of distribution in which we have not traditionally had significant levels of business.

—

Henry Nasella has significant management experience, gained in senior executive positions in publicly traded retail companies and as a partner in private equity firms. In addition, Mr. Nasella has extensive experience serving on boards of directors and board committees of retail companies.

—

Rita Rodriguez has extensive international finance and policy-making experience, which she developed during her professional career and over 16 years as a full-time member of the Board of Directors of the Export-Import Bank of the United States, a presidential appointment. In addition, Dr. Rodriguez has expertise in financial reporting and internal controls as a result of her service on the audit committees of several public and private company boards of directors.

—

Craig Rydin has significant management and leadership experience, which he gained in various executive positions in the consumer products and retail industry over 30 years. In addition, Mr. Rydin has extensive experience serving on the audit and compensation committees of several public and private company boards of directors.

Diversity

Although the Nominating & Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees, the Committee does consider the diversity of its members and potential candidates in selecting new directors. This consideration includes the diversity of business and financial talents, skills, abilities and experiences, as well as the race, ethnicity and gender of qualified candidates. We are proud of the diversity of backgrounds that characterize our current Board of Directors and believe that the diversity that exists on the Board provides significant benefits to us.

Meetings

Our Corporate Governance Guidelines provide that each member of the Board of Directors is expected to use reasonable efforts to attend, in person, or by telephone or by video conference, all meetings of the Board and of any committees of which they are a member, as well as the annual meeting of stockholders. All but two of the current members of the Board attended the 2011 Annual Meeting of Stockholders.

There were six meetings of the Board of Directors during 2011. All of the current directors attended at least 75% of the aggregate number of meetings of the Board and the Committees of the Board on which they served held during the fiscal year or, in the case of Mr. Figuereo, who was not a director for the entire year, 75% of the aggregate number of meetings held during the period in which he served as director.

Our non-management directors meet regularly in executive sessions without management or the management directors. The independent directors also periodically continue these sessions alone, with the non-independent, non-management director leaving. Mr. Nasella, our presiding director, presides at the executive sessions of the non-management and independent directors.

Committees

The Board of Directors has a standing Audit Committee, Compensation Committee, Nominating & Governance Committee and Corporate Social Responsibility Committee. Each committee has a written charter adopted by the Board of Directors that is available free of charge on our website, www.pvh.com.

Audit Committee

The Audit Committee is currently composed of Dr. Rodriguez and Messrs. Figuereo and Maggin (Chairman), each of whom, other than Mr. Figuereo, served on the Committee for the entirety of 2011. Mr. Figuereo joined the Committee upon joining the Board in June 2011. Mr. Edward Cohen, a former director, served as a member of the Committee until June 2011. Each of Dr. Rodriguez and Messrs. Cohen, Figuereo and Maggin has been determined by the Board to be independent for purposes of audit committee service under the New York Stock Exchange’s listing standards and Rule 10A-3 of the Exchange Act and an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Exchange Act.

The Audit Committee’s charter provides for the Committee to be composed of three or more directors all of whom must meet the independence requirements under the New York Stock Exchange rules and Rule 10A-3 of the Exchange Act. Pursuant to its charter, the Committee is charged with providing assistance to the Board in fulfilling the Board’s oversight functions relating to the quality and integrity of our financial reports, monitoring our financial reporting process and internal audit function, monitoring the outside auditing firm’s qualifications, independence and performance, and performing such other activities consistent with its charter and our By-laws, as the Committee or the Board deems appropriate. The Committee will also have such additional functions as are required by the New York Stock Exchange, the SEC and federal securities law. The Committee is directly responsible for the appointment, compensation and oversight of the work of the outside auditing firm.

The Audit Committee held seven meetings during 2011.

Compensation Committee

The Compensation Committee is currently composed of Ms. Baglivo and Messrs. Nasella (Chairman) and Rydin, each of whom served on the Committee for the entirety of 2011. Our Chief Executive Officer, Chief Financial Officer, Senior Vice President – Human Resources and General Counsel regularly attend and participate in meetings, although they generally excuse themselves from the meetings during discussions or votes on sensitive or personal matters.

The Compensation Committee is responsible for the compensation of our Chief Executive Officer and all of our other “executive officers.” “Executive officers” is defined for these purposes by a New York Stock Exchange rule as all “officers” and “executive officers” under Rule 16a-1(f) of the Exchange Act and includes all of our “Named Executive Officers,” whose compensation is discussed in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation,” as well as five other senior executives. The Committee is also the administrative committee for all of our incentive compensation plans. The Committee also has overall responsibility for approving or recommending to the Board approval of and/or evaluating all of our compensation plans, policies and programs.

The Compensation Committee’s charter provides for the Committee to be composed of three or more directors. All Committee members must be independent under the rules of the New York Stock Exchange, and must qualify as “outside” directors under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and as “non-employee” directors under Rule 16b-3 under the Exchange Act. The Board has determined that all current members satisfy such requirements. The Committee is charged with discharging the Board of Director’s responsibilities relating to the compensation of our Chief Executive Officer and all of our other “executive officers” as defined under New York Stock Exchange rules and covers both “executive officers” and “officers” under the Exchange Act. The Committee also has overall responsibility for approving or recommending to the Board approval of and/or evaluating all of our compensation plans, policies and programs and is responsible for preparing the disclosure required by Item 407(e)(5) of Regulation S-K to be included in the proxy statement for each Annual Meeting of Stockholders.

The Compensation Committee has delegated limited authority to our Chief Executive Officer to make equity awards under our 2006 Stock Incentive Plan. Pursuant to this authority, the Chief Executive Officer may grant, on an annual basis, a maximum of 100,000 shares, with each stock option treated as one share and each restricted stock unit granted treated as two shares, and may grant up to 5,000 stock options and 2,500 restricted stock units to each grantee. However, the authority to grant equity awards to individuals whose compensation is set by the Committee, such as Section 16 officers and employees who are, or could be, a “covered employee” within the meaning of Section 162(m) of the Code, rests with the Committee.

The Compensation Committee meets regularly throughout each year. Compensation decisions regarding the most recently completed fiscal year (i.e., determination of bonuses under our Performance Incentive Bonus Plan and payouts under our Long-Term Incentive Plan and 2006 Stock Incentive Plan, as well as discretionary bonuses) and the current fiscal year (i.e., establishing base salary, setting bonus and performance share targets and granting of option and restricted stock unit awards) are generally made at the meetings during the first quarter of the year. In addition, the Committee considers and approves at these meetings any new incentive compensation plans or arrangements that need to be approved by the Board and/or our stockholders. The other meetings are typically focused on reviewing our compensation programs generally and discussing potential changes to the program, including replacement or additional incentive compensation plans, as well as specific issues that arise during the course of the year (such as the need to amend plans as a result of regulatory changes or to address compensation issues relating to changes in and promotions among the executive officers).

For 2011, the Compensation Committee engaged a compensation consultant, ClearBridge Compensation Group, to advise it on all matters related to the compensation of our Chief Executive Officer and the other executive officers and our compensation plans. The Committee has used ClearBridge Compensation Group in establishing compensation since 2009.

The Compensation Committee directs the compensation consultant, approves the scope of the compensation consultant’s work each year and approves the compensation consultant’s fees. The compensation consultant meets and works with the Committee, and the Chairman of the Committee, as well as with our Chief Executive Officer and our Senior Vice President – Human Resources, in developing each year’s compensation packages and any compensation plans to be considered by the Committee. The Committee identifies in advance of setting compensation for each year the aspects of the compensation program that it wishes to review and challenge in depth and instructs the compensation consultant to provide information, analysis and recommendations to the Committee. The composition and appropriateness of our peer group, the performance measures used to establish performance targets, performance cycles and payouts under our incentive compensation plans were the aspects of the program that were reviewed prior to setting 2011 compensation and awards. The Senior Vice President – Human Resources reviews drafts of the materials the compensation consultant prepares for distribution to the Committee to ensure the accuracy of our internal data and, together with our General Counsel, provides additional guidance to the Committee regarding applicable matters such as employee perceptions and reactions, legal and disclosure developments and the like. The compensation consultant is used primarily to compile peer data, prepare tally sheets, help identify the appropriate types and terms of incentive compensation plans and address developments in executive compensation. Additionally, the consultant is used to address specific issues identified by the Committee and assists the Committee in conducting an assessment of risk considerations in our compensation programs.

ClearBridge Compensation Group also advised the Board’s Nominating & Governance Committee on director compensation during 2011.

We have established a policy that management will not retain the compensation consultant used by the Board or any of its committees for any purpose without first informing and obtaining the approval of the Compensation Committee. No such approval has been sought by management.

The Compensation Committee held nine meetings during 2011.

Nominating & Governance Committee

The Nominating & Governance Committee currently consists of Ms. Jenkins and Messrs. Fuller (Chairman) and Marino, each of whom served on the Committee for the entirety of 2011. Mr. Christian Stahl, a former director, served as a member of the Committee until resigning from the Board in December 2011. The Nominating & Governance Committee’s charter provides for the Committee to be composed of three or more directors, all of whom must meet the independence requirement under the rules of the New York Stock Exchange. The Board has determined that all current members satisfy such requirement.

Pursuant to the charter, the Nominating & Governance Committee is charged with (1) assisting the Board of Directors by identifying individuals qualified to become Board members and recommending to the Board director nominees for the next annual meeting of stockholders, (2) recommending to the Board Corporate Governance Guidelines applicable to us, (3) overseeing the annual evaluation of the Board and (4) recommending to the Board director nominees for each committee.

The Nominating & Governance Committee will consider for election to the Board of Directors a nominee recommended by a stockholder if the recommendation is made in writing and includes (i) the qualifications of the proposed nominee to serve on the Board of Directors, (ii) the principal occupations and employment of the proposed nominee during the past five years, (iii) each directorship currently held by the proposed nominee and (iv) a statement that the proposed nominee has consented to the nomination. The recommendation should be addressed to our Secretary.

The Nominating & Governance Committee seeks and evaluates individuals qualified to become Board members for recommendation to the Board when and as appropriate. In evaluating potential candidates, and the need for new directors, the Committee may consider such factors, including, without limitation, professional experience and business, charitable or educational background, performance, age, service on other boards of directors and years of service on the Board, as the members deem appropriate.

The Nominating & Governance Committee held four meetings during 2011.

Corporate Social Responsibility Committee

The Corporate Social Responsibility Committee is currently composed of Dr. Rodriguez (Chairperson), Ms. Jenkins and Mr. Maggin, each of whom, other than Ms. Jenkins, served on the Committee for the entirety of 2011. Ms Jenkins replaced Mr. Cohen on the Committee when he retired in June 2011.

The Corporate Social Responsibility Committee’s charter provides for the Committee to be composed of two or more directors, all of whom must meet the independence requirement under the rules of the New York Stock Exchange. The Board has determined that all current members satisfy such requirement. The Committee is charged with acting in an advisory capacity to the Board and management with respect to policies and strategies that affect the Company’s role as a socially responsible organization.

The Corporate Social Responsibility Committee held three meetings during 2011.

Other Corporate Governance Policies

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines. The Guidelines address several key areas of corporate governance, including director qualifications and responsibilities, Board committees and their charters, the responsibilities of the presiding director, director independence, director access to management, director compensation, director orientation and education, evaluation of management, management development and succession planning, and annual performance evaluations for the Board. The Nominating & Governance Committee reviews the Guidelines annually to determine whether to recommend changes to the Board to reflect new laws, rules and regulations and developing governance practices. The Guidelines are available on our website, www.pvh.com.

Leadership Structure of the Board

Currently, our Chief Executive Officer serves as Chairman of the Board of Directors. Our Corporate Governance Guidelines provide for the independent directors to elect annually one of the independent directors to serve as presiding director for any annual period that the Chief Executive Officer serves as Chairman. The Nominating & Governance Committee is responsible for nominating the director to serve in such role. Mr. Nasella currently serves as our presiding director.

The duties of the presiding director include the following:

—	presiding at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the non-management and independent directors;

—	serving as liaison between the Chairman and the non-management directors;

—	discussing with management and/or approving non-routine information sent to the Board;

—	reviewing and approving Board meeting agendas;

—	assuring that there is sufficient time for discussion of all agenda items;

—	having the authority to call meetings of the independent directors; and

—	if reasonably requested by major stockholders, ensuring that he or she is available for consultation and direct communication.

The Board of Directors believes that no single leadership model is right for the Company and that whether the offices of Chief Executive Officer and Chairman should be combined or separate depends on the circumstances. Currently, the Board of Directors believes that combining these two roles is the most effective leadership structure for us. Mr. Chirico’s combined role as Chief Executive Officer and Chairman has promoted unified leadership and direction for the Board and executive management and has allowed for a single, clear focus for the chain of command to execute our strategic initiatives and business plans. Mr. Chirico’s extensive knowledge of and tenure at the Company places him in a unique leadership role. The Board believes that having Mr. Chirico serve as both Chief Executive Officer and Chairman, coupled with a presiding director with the duties described above, is the most effective leadership structure for the Company.

To assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

—	requiring that the members of all key committees of the Board must be independent under the rules of the New York Stock Exchange;

—	holding executive sessions of the non-management directors after every Board meeting and, periodically, continuing these sessions with only the independent directors present; and

—	requiring a strong, independent, clearly-defined presiding director role (as discussed above).

Director Education

We encourage directors to pursue educational opportunities to enable them to better perform their duties and learn about emerging issues. In addition, we provide educational materials, including New York Stock Exchange materials, in-house education materials and outside publications, to directors on a regular basis. We have not budgeted or limited the amount to be spent on director education. Instead, we allow directors to determine the amount of education that they deem appropriate. In our Corporate Governance Guidelines, we strongly encourage directors to attend at least one external director education program per year.

Risk Oversight

The Board of Directors oversees the management of risks related to the operation of our business. As part of its oversight, the Board receives regular reports from members of senior management, including members of our enterprise risk management task force (including our Director of Risk Management and Group Vice President, Internal Audit and Security Administration), members of our financial reporting group (including our Global Vice President, Tax) and our General Counsel. The Board also receives reports from management relating to our business continuity planning and on risks associated with our business units and corporate functions when reviewing those units and functions.

The committees of the Board of Directors also oversee the management of risks that fall within their respective areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. The Chairperson of each committee reports on the applicable committee’s activities at each Board meeting and would have the opportunity to discuss risk management with the full Board at that time.

As required under its charter and by New York Stock Exchange rules, the Audit Committee discusses our policies with respect to risk assessment and risk management. As an extension of this role, the Audit Committee oversees the operation of our enterprise risk management program. On an annual basis, the Audit Committee receives an enterprise risk management report from our enterprise risk management team, consisting of over 15 corporate and divisional executives, identifying our most significant operating risks and the mitigating factors that exist to control those risks. The Audit Committee also meets privately on a regular basis with representatives of our independent auditors to discuss our auditing and accounting processes and management.

The Compensation Committee considers as part of its oversight of our executive compensation program the potential for risky behavior in connection with our executive compensation program and the incentives created by the compensation awards that it administers. The Committee receives a risk assessment from its compensation consultant that analyzes the risks represented by each component of our executive compensation program, as well as mitigating factors. We discuss this in further detail in this Proxy Statement under the heading “Risk Considerations In Compensation Programs.”

Code of Ethics; Code of Business Conduct and Ethics

We have a Code of Ethics for our Chief Executive Officer and our senior financial officers. In addition, we have a Code of Business Conduct and Ethics for our directors, officers and employees. These codes are posted on our website, www.pvh.com. We intend to disclose on our website any amendments to, or waivers of, the Code of Ethics that would otherwise be reportable on a current report on Form 8-K. Such disclosure would be posted within four business days following the date of the amendment or waiver.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon our review of the filings furnished to us pursuant to Rule 16a-3(e) promulgated under the Exchange Act and on representations from our executive officers and directors, all filing requirements of Section 16(a) of the Exchange Act were complied with during the fiscal year ended January 29, 2012. However, Joseph Fuller, a director of the Company, recently discovered that he did not file a Statement of Changes in Beneficial Ownership of Securities on Form 4 in connection with his sale of 1,300 shares of Common Stock in a prior year. Mr. Fuller has now made the filing.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement. Based on this review and discussion, the Committee has recommended to the Board that the Compensation Discussion and Analysis section be included in this Proxy Statement.

Compensation Committee

Henry Nasella, Chairman

Mary Baglivo

Craig Rydin

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The following discussion and analysis explains our current compensation program, with particular focus on the compensation of:

—	Emanuel Chirico, our Chairman and Chief Executive Officer;

—	Michael A. Shaffer, our Executive Vice President and Chief Operating & Financial Officer;

—	Fred Gehring, Chief Executive Officer, Tommy Hilfiger and PVH International Operations;

—	Allen E. Sirkin, our President;

—	Francis K. Duane, Chief Executive Officer, Wholesale Apparel; and

—	Paul Thomas Murry, President and Chief Executive Officer, Calvin Klein.

We refer to these six executive officers collectively as our “Named Executive Officers.”

SEC rules require us to disclose the compensation of our principal executive officer (Mr. Chirico), principal financial officer (Mr. Shaffer), and the three most highly compensated executive officers other than the principal executive and principal financial officers. We include an additional executive officer in order to present compensation information for all of our executive officers and to have a consistent group of “Named Executive Officers” from year to year. Mr. Sirkin (our third most highly compensated executive officer) will be retiring on the date of the meeting but the remaining Named Executive Officers are expected to remain in their roles and, as such, we will continue to report on our other Named Executive Officers without the interruption that would occur if we only reported on five executive officers.

Mr. Gehring is based in Europe, had a different compensation structure in place at the time of the Tommy Hilfiger acquisition that was continued by contract and has a large ownership of our Common Stock as a result of the stock he received in exchange for the interests in Tommy Hilfiger he owned at the time of our acquisition. Due to these factors, his compensation package is structured somewhat differently than the other Named Executive Officers. Accordingly, not all of the discussion regarding our Named Executive Officers will pertain to him.

Although this discussion and analysis is framed in terms of “our” (i.e., management’s) approach to compensation and speaks to actions taken by the Compensation Committee of the Board of Directors, our compensation program is a cooperative effort among management, the Committee and the full Board, with advice from an independent compensation consultant. This discussion and analysis reflects that cooperative effort.

Executive Summary

We are one of the world’s largest apparel companies. Our owned brands include Calvin Klein, Tommy Hilfiger, and our “heritage brands” (Van Heusen, IZOD, ARROW and Bass). We also offer men’s dress furnishings (dress shirts, neckwear and, to a lesser extent, underwear) under numerous well-known brands that we license from third parties, principally for use only in North America. We aggregate our reporting segments into three main businesses: (i) Calvin Klein, which consists of our Calvin Klein licensing, dress furnishings, men’s sportswear, outlet retail and Collection divisions; (ii) Tommy Hilfiger, which consists of our Tommy Hilfiger North America and Tommy Hilfiger International divisions; and (iii) Heritage Brand, which consists of our wholesale dress furnishings, wholesale sportswear and retail divisions that utilize our heritage and licensed brands. Our corporate executives (Messrs. Chirico, Shaffer and Sirkin) received incentive awards for performance periods ending in 2011 based on our overall performance, while the other Named Executive Officers received incentive awards based both on our overall performance and on the performance of the divisions for which they have responsibility. As discussed below, Mr. Duane transitioned from a divisional role to a corporate role during 2011 and, as a result, he received a discretionary bonus to reflect accomplishments in this new role.

We experienced significant growth and financial performance in 2011, building upon the strong momentum begun in the second half of 2009 and continuing through 2010. Highlights include increases in revenue (27%), earnings before interest and taxes2 (23%), and earnings per share2 (26%) over 2010 performance. The following charts show our revenue, earnings before interest and taxes2 and earnings per share2 performance over the past three years:

Footnotes to graphs:

(1)	Earnings per share is on a non-GAAP basis, as reported in our earnings releases. The reconciliation to GAAP earnings per share appears on Exhibit A.
(2)	Earnings before interest and taxes on a non-GAAP basis, as reported in our earnings releases. The reconciliation to GAAP earnings before interest and taxes appears on Exhibit A.

In addition to the strong empirical growth shown above, the charts below demonstrate that we far outperformed our peer group for the one-, two- and three-year periods ended 2011 in all key performance metrics.3 We believe this performance is particularly notable as it is measured against our current peer group, which we adopted for the current year as a further improvement on the peer group adopted in 2010 after we acquired Tommy Hilfiger. We believe the current peer group is more competitive than both our previous one and the one used prior to the Tommy Hilfiger acquisition and note that our performance includes results from periods prior to the acquisition, when we were a much smaller company. See discussion on page 24.

Footnotes to charts:

(A)  Earnings per share for the Company is on a non-GAAP basis, as reported by us.

(B)  Overall percentile ranking excludes Total Shareholder Return vs. S&P 1500.

2 On a non-GAAP basis, as reported in our earnings releases. The reconciliation to GAAP amounts appears on Exhibit A.

3 Return on average equity is not considered a key performance metric. It is, however, used in connection with our long-term performance awards. See Long-Term Incentive Plan and Performance Share Awards.

As a result of our strong performance in 2011 and the two-year period then ended:

—

cash bonuses were paid out at the maximum level for all of our Named Executive Officers, except for Mr. Duane, who received a payout between threshold and target levels, due to weakness in the Heritage Brand wholesale sportswear business for which he had certain responsibility;

—	Mr. Duane received a discretionary bonus to reflect new corporate executive responsibilities (see discussion on page 30); and
—	payouts of performance shares for the two-year performance cycle ending in 2011 were at the maximum levels.

The following are key actions taken by us in connection with our 2011 compensation program:

—	we did not increase the base salaries of our Named Executive Officers;
—	we substantially maintained the values of the annual stock option and restricted stock unit awards made to our Named Executive Officers;
—	we increased the potential payouts to most Named Executive Officers of bonuses for company performance at threshold levels and increased the corresponding performance requirements;
—	we continued our general practice of setting performance targets for performance share awards that required performance in excess of the previous year’s performance to qualify for a payout; and
—	we modified our stock ownership guidelines to require our Chief Executive Officer to hold Common Stock with a value equal to six times his annual base salary.

2011 Stockholder Vote On Executive Compensation Matters

We held our first stockholder advisory vote to approve the compensation of our Named Executive Officers in June 2011. Our stockholders overwhelmingly approved the compensation of our Named Executive Officers, with approximately 98% of the votes cast in favor of this proposal. We interpreted this result, coupled with discussions that we have had from time to time with investors regarding compensation, as a validation of our pay-for-performance compensation program. As a result, we have retained our general approach to executive compensation. Nonetheless, the Compensation Committee continues to work with its independent consultant to consider alternatives and intends to make changes to the program, both large and small, where it determines it appropriate.

We also held an advisory vote on how often to hold the stockholder advisory vote on Named Executive Officer compensation. Approximately 90% of the votes cast were in favor of holding the vote annually. In light of this strong preference and the Board’s recommendation to our stockholders that this vote occur annually, the Board determined that we will hold the vote annually.

Compensation Philosophy, Objectives and Procedure

Our compensation program is a pay-for-performance model based upon the philosophy that we should incentivize our executive officers to improve our financial performance, profitably grow our businesses and increase stockholder value, and reward them only if they attain these objectives. While we include a competitive base salary as an element of our compensation program in order to provide steady and secure cash payments at a market competitive level, the bulk (65% to 86%) of each Named Executive Officer’s compensation package consists of short-term and long-term awards that only pay out if we achieve specific financial targets and equity awards that are linked to increases in stock value over time. See pages 26-27 for further discussion on pay mix. The Compensation Committee’s independent compensation consultant analyzes and the Committee considers annually the potential for excessively risky behavior in connection with the performance-based awards we make to ensure that these incentives do not motivate the executive officers to take actions that are not in the long-term best interests of the Company and its stockholders. See “Risk Considerations In Compensation Programs” on page 58.

The Compensation Committee undertakes annually a comprehensive review of our compensation program. This includes keeping abreast of regulatory changes, following marketplace developments and analyzing practices within our peer group. This effort is intended to ensure that our practices are consistent with stockholder interests and continue to enable us to recruit, retain and motivate qualified employees. The Committee has retained an independent compensation consultant, ClearBridge Compensation Group, to advise it on all matters related to the compensation of our executive officers and our compensation plans.

Executive Compensation Practices

The table below highlights important aspects of our executive compensation practices and certain practices that we have not implemented or have eliminated because we do not believe them to be in the interest of our stockholders:

Things We Do	Things We Do Not Do

    Most compensation components are subject to our performance and the performance of our Common Stock and Named Executive Officer compensation is heavily weighted towards long-term components.

    Change in control arrangements in employment agreements are “double trigger,” meaning that severance payments are not paid upon a change in control unless employment is terminated.

    Performance targets under our incentive plans are based upon budgeted earnings levels that are reviewed and approved by the Board of Directors and there is a limit on the maximum amount that an executive officer can receive as a payout for each award.

    We grant both stock options and restricted stock units, as each aligns our executives with stockholder interests in different ways.

    Restricted stock unit awards granted to our Named Executive Officers are subject to performance-based conditions that are intended to satisfy the conditions for the deductibility of the awards under Section 162(m) of the Code.

    Our stock ownership guidelines require our Chief Executive Officer to hold our Common Stock with a value equal to six times his annual base salary and our other Named Executive Officers to hold Common Stock with a value equal to their annual base salary.

    We have a comprehensive insider trading policy that includes a prohibition on hedging and similar transactions to ensure that the interests of our executive officers remain aligned with those of our stockholders and they continue to have the incentive to execute our long-term plans and achieve the performance for which their equity awards are intended.

    All of our incentive compensation plans include clawback provisions.

    The Board’s Compensation Committee consists of only independent directors who utilize the service of an independent compensation advisor.

    Our compensation program does not rely to any significant extent on pension or welfare benefits or perquisites, nor do we provide significant additional benefits to the Named Executive Officers that differ from those provided to all other employees.

    Executive officer employment agreements do not provide for tax gross-ups or include long-term compensation in the calculation of the amount of severance payable.

    We do not reprice underwater options.

    We do not generally provide any special benefits or compensation, such as posthumous equity awards or severance pay, that is payable upon the death of any of our Named Executive Officers. [4]

    We do not believe that our program creates incentives for our executives to take risks that could reasonably be expected to have a material adverse impact on us (and we undertake an annual risk assessment to ensure us that this remains the case).

Compensation Components

Compensation packages for our executive officers typically include the following:

—	short-term components consisting of base salary and an annual cash bonus;

—	long-term components consisting of time-based stock options, time- and performance-based restricted stock units, and performance-based cash or stock awards; and

4  Mr. Gehring’s estate receives a payment equal to three months’ base salary upon his death based on the terms of his employment agreement existing at the time of the Tommy Hilfiger acquisition.

—	health and welfare plans and similar standard benefits.

We consider both objective and subjective factors in formulating individual compensation packages. Examples of these factors include job responsibility; individual, business unit and corporate performance; potential for advancement; relative compensation within our executive group; tenure with the Company; compensation of comparable executives at peer group companies; internal pay equity; and the recommendations of management.

Administration of Compensation Programs

The Compensation Committee annually establishes the individual compensation packages for all of our Named Executive Officers.

On a program-wide basis, the Compensation Committee considers matters such as the composition of our peer group; the mix of compensation (e.g., cash versus equity, time-based versus performance-based incentives, fixed versus at-risk components, etc.); the performance measures and payouts utilized with incentive awards; and the need to amend or replace plans due to the upcoming expiration of existing plans, stock availability, developments in the field of incentive compensation or other reasons. We use generally accepted types of plans and awards that provide clear accounting treatment and are understandable to stockholders and executives alike. Our plans are designed to be flexible in their application so that we can develop compensation packages with the appropriate mix of awards on appropriate terms.

In establishing the program for a year, the Compensation Committee also considers the various elements of our executive compensation packages, including whether to increase salaries in general or for specific executives; whether to change potential payouts as a percentage of salary; and whether to alter the mix between cash and equity compensation. This review also addresses issues of setting targets under our incentive plans and whether an individual executive’s performance, promotion or change in circumstances warrant changes to his or her compensation package that are different from the other executives as a group.

Management, principally the Chief Executive Officer and the Senior Vice President – Human Resources, reports to the Compensation Committee and the compensation consultant on executive performance, particular business issues facing an executive or his or her division, and management’s views on the efficacy of and incentives behind the compensation program. This insight helps the Committee establish performance goals, adjust salaries, award discretionary bonuses and take other related actions. Additionally, our Chief Executive Officer discusses his own compensation with the Chairman of the Committee and during Committee meetings. The Committee and the compensation consultant then work with management to develop specific packages for the senior executives for whom the Committee has responsibility. Any significant changes to the overall program are first presented by the Committee to, and approved by, the independent members of the Board. The independent members of the Board also review annually the proposed compensation package for our Chief Executive Officer, prior to its approval by the Committee, and approve any material changes in our Chief Executive Officer’s compensation arrangements.

Performance targets keyed to corporate performance are typically measured on a non-GAAP basis. The Compensation Committee determines at the time it establishes the targets certain types of expenses, costs and other matters (such as acquisition costs and related restructuring and integration costs, as well as changes in accounting rules that occur after the awards are made) that it believes should not affect the calculation of the achievement of a performance goal. Similarly, divisional performance targets typically exclude corporate allocations, costs associated with corporate initiatives, start-up ventures or other matters that management recommends to the Committee not to be considered when measuring performance.

The performance targets discussed in this Proxy Statement all include adjustments and exclusions of the type discussed in the preceding paragraph. These adjustments and exclusions may differ from those used by management when providing guidance and discussing results, particularly as a year progresses and unanticipated items are incurred, and as a multi-year performance cycle progresses and specific items are identified, actual costs are quantified and unanticipated items are incurred. As a result, the earnings per share results and targets discussed in the incentive compensation sections that follow differ from, or may not in the future be in alignment with, our reported earnings.

Industry Peer Group

The Compensation Committee considers a study compiled by the compensation consultant of compensation packages for executives in an industry peer group, generally culled from public filings and published compensation benchmark surveys, as part of its review when considering compensation packages. On an annual basis, the consultant identifies retail, apparel and footwear companies with a similar business mix that use similar channels of distribution and are of a comparable size to us and the Committee reviews, considers and approves the group. The peer group is used to provide market context for compensation decisions, both because these are the companies with which we compete for executive talent and it helps the Committee assess the reasonableness of our compensation packages.

Our peer group consists of public companies with businesses meeting the parameters mentioned above that, with one exception, had revenues for the most recent fiscal year between approximately 40% and approximately 250% of our annual revenue. We included one company (The Gap, Inc.) above the revenue parameters so that we would have a sufficient number of companies, as recommended by the compensation consultant, for data to be meaningful for benchmarking purposes. This peer group, established in 2010 after the Tommy Hilfiger acquisition but with further modification in 2011, consists of:

Abercrombie & Fitch Co.	Hanesbrands Inc.	Ralph Lauren Corporation
American Eagle Outfitters, Inc.	Levi Strauss & Co.	The Gap, Inc.
Burberry Limited	Limited Brands, Inc.	The Jones Group Inc.
Coach, Inc.	Liz Claiborne, Inc.	The Warnaco Group, Inc.
Esprit Holdings Limited	Nordstrom, Inc.	VF Corporation
Guess?, Inc.

We compare the cash compensation of Mr. Murry both to that of comparable executives (from an operational perspective) in the ICR Luxury Goods Survey and the comparable indexed executive (e.g., the average of the fourth and fifth-ranked executives) from the peer group for benchmarking purposes. We do this because a significant portion of the Calvin Klein businesses for which Mr. Murry has responsibility is more comparable to the businesses operated by the group covered by the ICR Luxury Goods Survey than by comparing him to another company’s fourth and fifth-most highly paid executives. However, we cannot compare Mr. Murry’s total compensation to the comparable executives in the ICR Luxury Goods Survey because the survey does not provide that data except on an aggregate basis. There were nine companies (the companies are not identified to us for confidentiality reasons) in the ICR Luxury Goods Survey with executives holding comparable positions to that of Mr. Murry. The ICR Luxury Goods Survey currently includes the following participants:

Bose Corporation	Escada (USA), Inc.	Montblanc, Inc.
Burberry Limited	Ferragamo USA, Inc.	Movado Group Inc.
Calvin Klein, Inc.	Fossil, Inc.	Ralph Lauren Corporation
Carolina Herrera Ltd.	Giorgio Armani Corporation	Prada USA Corp.
Chanel U.S.A., Inc.	Harry Winston, Inc.	St. John Apparel LLC
Clarins USA, Inc.	J. Crew Group, Inc.	Tiffany & Co.
Coach, Inc.	Kohler Co.	Tory Burch LLC
DFS Group, Ltd.	Liz Claiborne, Inc.	Tumi Inc.
Donna Karan International, Inc.	Louis Vuitton North America, Inc.	Zale Corporation
Ermenegildo Zegna Corporation	Michael Kors (USA) Inc.

Use of Tally Sheets

We use tally sheets when reviewing the compensation packages for our Named Executive Officers. The tally sheets cover prior year compensation and proposed compensation for the then current year, including all elements of cash compensation, incentive compensation, perquisites and benefits. They also cover eight different termination of employment scenarios, including termination with or without cause or for good reason, voluntary termination, normal and early retirement, death, and termination after a change in control. The termination scenarios include 12 elements of compensation, including severance pay and value receivable under cash incentive, equity, pension, savings and deferred compensation plans.

The tally sheets illustrate compensation opportunities and benefits and quantify payments and other value an executive would receive in various termination of employment scenarios, meaning they show full “walk away” values. As such, they enable the Compensation Committee to see and evaluate the full range of executive compensation, understand the magnitude of potential payouts as a result of retirement, change in control and other events resulting in termination of employment, and consider changes to our compensation program, arrangements and plans in light of “best practices” and emerging trends.

Consideration of Wealth Accumulation

The Compensation Committee looks at “wealth accumulation” calculations – how much an executive is projected to earn or accrue over time through cash and equity compensation or receive through certain benefits – as part of its review process. However, for several reasons, it does not believe that wealth accumulation should be used to set a limit on what an executive can earn in the future.

First, we believe it is both necessary and appropriate to continue to compensate our executives for their on-going individual performance and our on-going performance and provide pension and other post-employment benefits that properly reflect years of service. If we were to discontinue incentive compensation awards, benefit accruals or other components of compensation, our executives could be less motivated to continue to perform at the high levels at which we believe they have performed and could seek alternative employment at a competitor that would offer a full range of incentive compensation. Reducing an executive’s compensation because of the amount of prior compensation would unfairly penalize the executive for the executive’s and our past success.

Second, because the most significant vehicle for wealth accumulation is equity awards, and the amount of the benefit of equity awards is largely dependent on creating stockholder value through increases in the price of our stock, executives receive the full benefit from equity awards only if stockholders reap a similar benefit. We do, of course, consider factors such as whether the mix of compensation needs to change over time to reflect changes relative to the Company (such as a change in growth trajectory) or the individual executive (such as proximity to retirement). We also consider whether existing long-term awards already provide sufficient incentives to retain and motivate our executives, such that an additional award is not warranted with respect to an overlapping period, and whether existing awards pay out as expected and produce the desired results. In addition, other adjustments will be made as the need arises, for instance as a result of changes in applicable tax or accounting rules, to encourage different desirable results.

Moreover, we have executives with long tenures. The average tenure (including, in two cases, service with a business we acquired) of our Named Executive Officers is over 18 years. As a result, retirement plan values are significant. In many cases, a significant portion of these plan values are from plans such as the AIP (our 401(k) plan) and Supplemental Savings Plan (a non-qualified deferred compensation plan), that are primarily funded by the executive through payroll deductions. Therefore, we do not believe that they should serve to curtail on-going compensation.

Target Compensation

When establishing compensation levels of our Named Executive Officers, we focus on the range between the 25th and 75th percentiles of the peer group data to understand the competitive compensation market. The compensation consultant has demonstrated that this approach diminishes the disproportionate effect caused by the “outliers” that pay well above or well below the balance of the group.

We use the percentiles as a guide but the Compensation Committee is not required to target compensation at any particular level in relation to achievement of performance targets because we also take into consideration other factors, including the individual factors that go into establishing compensation packages (as discussed above under Compensation Components), the desire to pay compensation that reflects the extended period of significant growth we have experienced and the fact that the comparisons are often inexact, since the roles of our executive officers do not always correspond with the named executive officers at our peer companies.

When establishing annual compensation for our Named Executive Officers, the Compensation Committee considers the following as constituting total potential compensation:

—	base salary;

—	annual performance bonus potential;

—	potential value to be received under performance-based long-term incentive awards; and

—	stock option and restricted stock unit grant values.

When making the awards of annual performance bonuses and long-term incentives, the Committee establishes a threshold goal (performance below which no payout would be made), target goal, and maximum goal (performance above which no additional payout would be made). Inasmuch as annual performance bonus and long-term incentive awards are dependent upon, and vary with, our performance, the value of these awards, as well as each Named Executive Officer’s total compensation, is considered at threshold, target and maximum levels. For this purpose, stock option grants are valued using the Black-Scholes-Merton option pricing methodology. We do this in order to provide a consistent comparison to the value of stock option grants made to executives at the companies in our peer group, which the compensation consultant values using the same methodology. Restricted stock units are valued based on the market price of our Common Stock.

At the beginning of each fiscal year, we compare the potential total compensation that a Named Executive Officer can earn to the most comparable executives at the companies in our peer group.

At the end of each fiscal year, we calculate the total compensation paid or expected to be paid to our Named Executive Officers for that fiscal year and compare that amount to the total compensation paid to such comparable executives.

The following charts are the benchmarking comparisons reviewed by the Compensation Committee for the 2011 actual total cash compensation and actual total compensation of each of our Named Executive Officers. “Total cash compensation” consists of salary and bonus, and “total compensation” consists of salary, bonus, the value of stock option and restricted stock unit grants made in 2011 and the value of the payouts received from long-term incentive awards for performance cycles ending with 2011. Consistent with the charts on page 20 that show that our strong performance for 2011 and the two- and three-year periods then ended as compared to our peer group, on an overall basis, compensation paid to our Named Executive Officers generally exceeded the median total cash and total compensation of their peer group counterparts, with variation occurring for the reasons discussed above.

Footnote to graphs:

(1)   Mr. Duane and Mr. Murry are compared to peer group business unit heads (boxes) and the average of the 4th and 5th ranked peer group executives (triangles).

Internal Pay Equity

We do not have a policy regarding the ratio of total compensation of the Chief Executive Officer to that of the other executive officers, but we do review compensation levels to ensure that appropriate equity exists. In some cases there are differences in the compensation packages awarded to our Named Executive Officers, such as differences in the percentage of base salary payable under our incentive awards. These differences are largely the result of benchmarking but also reflect the Named Executive Officer’s seniority, relative pay, tenure in his position and similar considerations. With these exceptions, our policies and decisions relating to our Named Executive Officer compensation packages are substantially identical.

During the past three years, our Chief Executive Officer’s total compensation has been less than two times the compensation of the next highest paid executive officer (excluding Mr. Gehring), which we believe is an acceptable multiple.

Allocation Among Compensation Components

Our compensation program does not prescribe a specific formula for the mix of base salary and annual and long-term incentive components so that we have flexibility in developing appropriate compensation packages. Generally, we would like salaries to approximate the median for the peer group and the majority of the other compensation components to be subject to our performance and the performance of our Common Stock and to be at-risk. The chart below shows the mix of these elements for each of our Named Executive Officer’s 2011 compensation package.

We believe that the pay mix for each of our Named Executive Officers is appropriate for our Company and as compared to our peer group. The values attributed to bonuses and long-term incentives (which for 2011 consisted of grants of stock options (0-63%), restricted stock units (23-88%) and performance stock awards (0-40%) and for Mr. Chirico treats one-third of the value of his three-year “upfront” stock option and restricted stock units grants made in 2009 as attributed to 2011) for purposes of the chart are based on the target performance level and would represent a lower percentage of total compensation at threshold performance levels and a higher percentage at maximum performance levels. The differences in the mix of components among our Named Executive Officers is largely attributable to job responsibility, with the corporate executives’ compensation packages being slightly more heavily weighted towards long-term incentives.

Timing of Equity Awards

Our equity award policy provides that the annual equity grant to our senior executives, including our Named Executive Officers, generally will be approved by the Compensation Committee at a meeting held during the period commencing two days after the public release of the prior year’s earnings results and ending two weeks prior to the end of the first fiscal quarter of the current year. Equity awards may be made to our Named Executive Officers outside of the annual grant process in connection with a promotion, assumption of new or additional duties or other appropriate reason. All such grants to our Named Executive Officers must be approved by the Committee and generally will be made on the first business day of the month following the effective date of the precipitating event. The Committee retains the discretion not to make grants at the times provided in the policy if the members determine it is not appropriate to make a grant at such time. Additionally, the Committee retains the discretion to make grants, including an annual equity grant, at times other than as provided in the policy if the members determine circumstances, such as changes in accounting and tax regulations, warrant making a grant at such other times.

Key Elements of Compensation

Base Salaries

Purpose. We pay base salaries to provide our executive officers with a stable and secure source of income at a market-competitive level in order to retain and motivate these individuals.

Considerations. Annual salaries are determined by evaluating our overall performance and expected performance, the performance of each individual executive officer, and the performance of the executive’s division (for operational executives), as well as by considering market forces, peer data and other factors the Compensation Committee believes to be relevant. Examples of these other factors include time between salary increases, promotion (and, if applicable, the base salary of the predecessor in the position), expansion of responsibilities, advancement potential, and the execution of special or difficult assignments. Additionally, the Committee takes into account the relative salaries of our Named Executive Officers. No specific weight is attributed to any of the factors; the Committee considers all factors and makes a subjective determination, based upon the experience of its members, the information and analysis provided by the compensation consultant and the recommendations of the Chief Executive Officer and the Senior Vice President – Human Resources (other than for himself).

2011 Decisions and Analysis. We did not increase the base salary of any of our Named Executive Officers in 2011 because based on the above factors we thought the levels were appropriate.

Short-Term Incentives

Performance Incentive Bonus Plan

Purpose. The purpose of our Performance Incentive Bonus Plan is to provide cash compensation on an annual basis that is at-risk and contingent on the achievement of overall Company performance or divisional performance goals, as appropriate. The Plan allows for goals to be set based upon numerous performance criteria, but, to date, the Compensation Committee has set targets based on our earnings per share or the net earnings of our businesses during the applicable year. These goals were chosen because they support our strategic business objectives, are easily understood by participants, and are aligned with the creation of stockholder value.

Considerations. Bonuses under our Performance Incentive Bonus Plan for Messrs. Chirico, Shaffer and Sirkin for 2011 were based solely on the annual earnings per share goal for the Company as a whole. The earnings per share goal at target is the midpoint of the range provided in our earnings guidance, which was based on the budget approved by the Board at the beginning of the year, with the other goals based off of the midpoint.

Bonus compensation in the case of Messrs. Gehring, Duane and Murry for 2011 was principally based on the annual earnings goals for their respective divisions but also had a component based on the same annual earnings targets for the Company as are established for the other Named Executive Officers. The divisional earnings goals at target are the budgeted earnings included in the annual budget approved by the Board, with the other goals based off of the budgeted earnings.

2011 Decisions and Analysis. The Compensation Committee established targets for 2011 for our Named Executive Officers participating in our Performance Incentive Bonus Plan in April 2011. The 2011 earnings per share targets and the percentages by which the targets increased from 2010 earnings per share were as follows:

Threshold Earnings Per Share ($)	Increase From Prior Year EPS (%)	Target Earnings Per Share ($)	Increase From Prior Year EPS (%)	Maximum Earnings Per Share ($)	Increase From Prior Year EPS (%)
4.60	5	4.85	11	5.35	22

The earnings per share goals set forth above reflected our expectation that the economy would continue to improve and grow modestly in 2011.

These performance targets were in a narrower performance range than we used for 2010, as 2010 targets had been more difficult to establish because of the significant uncertainty in the economy (as had been the case in 2008 and 2009, as well) and with rising product costs at the time the targets were set. The 2011 target range was consistent with those that we had used prior to the recent years of economic uncertainty. Specifically:

—	the minimum level of performance required for a payout was 95% of the target level, versus 90% in 2010; and

—	the level of performance required for the maximum payout was 110% of the target level, versus 120% in 2010.

Our 2011 earnings per share of $5.48 represented a 25% increase over 2010 earnings per share. As a result, each of our Named Executive Officers earned the portion of their bonuses attributable to our 2011 corporate earnings at the maximum levels.

The potential payouts (as a percentage of base salary) and actual payouts (as a percentage of base salary and in dollars) were as follows with respect to Messrs. Chirico, Shaffer and Sirkin, the Named Executive Officers who received payouts based solely on our annual corporate earnings:

Name	Threshold (%)	Target (%)	Maximum (%)	Actual (%)	Actual ($)
Mr. Chirico	75	150	300	300	3,750,000
Mr. Shaffer	37.5	75	175	175	1,050,000
Mr. Sirkin	37.5	75	195	195	1,950,000

The potential payouts at the threshold level were increased in 2011 from the 2010 levels of 37.5%, 25% and 20% of base salary for Messrs. Chirico, Shaffer and Sirkin, respectively, in order to align threshold payouts with the increases in the minimum level of performance required, as described above.

Messrs. Gehring, Duane and Murry were eligible to receive bonus payouts based upon our total corporate earnings and the net earnings of the business divisions for which each had overall responsibility during 2011. The 2011 divisional targets, which were based on net earnings, and the percentages by which the targets increased (or decreased) from 2010 divisional net earnings, were as set forth below:

Name	Threshold	(Decrease) From Prior Year Net Earnings (%)	Target	Increase (Decrease) From Prior Year Net Earnings (%)	Maximum	Increase From Prior Year Net Earnings (%)
Mr. Gehring	€126,181,000	(1.2)	€131,212,000	2.8	€152,680,000	19.6
Mr. Duane	$203,400,000	(4.1)	$210,442,000	(0.8)	$231,500,000	9.1
Mr. Murry	$240,400,000	(1.6)	$248,673,000	1.8	$273,540,000	12.0

While we prefer to set targets at threshold and above to exceed the prior year’s results, we did not do so for 2011 to the extent shown above due to changes in each of the relevant divisions’ businesses. For example, we experienced product cost increases, had changes to the mix of licensed and directly operated businesses in Tommy Hilfiger and had decreased contractual minimum royalties and other planned royalty changes in Calvin Klein, all of which had a negative effect on the applicable group, resulting in the decreases shown.

Mr. Gehring received the maximum bonus payout based on the aggregate net earnings of €156,306,000 of our Tommy Hilfiger International division, Mr. Duane received no bonus payout based on the aggregate net earnings of $185,331,000 of our wholesale dress furnishings and sportswear divisions and Mr. Murry received the maximum bonus payout based on the aggregate net earnings of $280,048,000 of our Calvin Klein licensing and retail divisions. Messrs. Gehring, Duane and Murry also received maximum payouts with respect to the portion of their bonuses attributable to our total corporate earnings.

The potential payouts (as a percentage of base salary) and actual payouts (as a percentage of base salary and in dollars5) for these executives were as follows:

Name	Earnings Component	Threshold (%)	Target (%)	Maximum (%)	Actual (%)	Actual ($)
Mr. Gehring	Company	25.0	50.0	100.0	100.0	1,179,885
	Divisional	50.0	100.0	200.0	200.0	2,359,770

	Total	75.0	150.0	300.0	300.0	3,539,655
Mr. Duane	Company	7.5	15.0	37.5	37.5	337,500
	Divisional	22.5	45.0	112.5	0	0

	Total	30.0	60.0	150.0	37.5	337,500
Mr. Murry	Company	7.5	15.0	37.5	37.5	337,500
	Divisional	22.5	45.0	112.5	112.5	1,012,500

	Total	30.0	60.0	150.0	150.0	1,350,000

The potential payouts at threshold levels for Messrs. Duane and Murry were increased in 2011 from the 2010 level of 15% of base salary. This increase was made in order to align threshold payouts with the increased earnings per share threshold required to earn the Company performance component of their bonus opportunity. In addition, potential payouts to Messrs. Duane and Murry at each level of performance reflects a smaller weighting (75% of the total potential payout) towards divisional performance from the 2010 level (83% of the total potential payout), as it was determined at the time awards were made that the company performance portion of these executive officers’ annual incentive bonus opportunity be increased in order to provide them with further incentive to consider overall company performance, in addition to their primary focus on their division’s performance.

Discretionary Bonuses

The Compensation Committee from time to time awards discretionary bonuses for undertaking additional duties, accomplishing specific projects or achieving specific benefits for the Company, such as special efforts or accomplishments in connection with a transaction or a corporate initiative. The Committee may also award discretionary bonuses based on other factors. The Committee has the authority to place restrictions, such as a vesting period, on any discretionary bonus it awards to an executive officer. In 2011, we paid a discretionary bonus of $500,000 to Mr. Duane to recognize the early transitioning of certain corporate executive duties of Mr. Sirkin to him in anticipation of Mr. Sirkin’s upcoming retirement. During this transition, Mr. Duane served in a corporate role for the second half of 2011, taking on responsibilities such as our marketing realignment and the restructuring of our global sourcing program. When awards were established under the Performance Incentive Bonus Plan, the Committee did not anticipate that Mr. Duane would take on these roles during 2011. As a result, the Committee decided to award a discretionary bonus to Mr. Duane in recognition of his strong performance and contribution in his unanticipated corporate role.

Long-Term Incentives

Stock Options and Restricted Stock Units

Purpose.  We make annual grants of stock options and restricted stock units to our Named Executive Officers in order to align their interests with those of our stockholders. The value of these awards is at-risk.

Considerations.  Generally, the stock options we grant may not be exercised until the first anniversary of the grant date and become fully exercisable in equal annual installments through the fourth anniversary of the grant date. These stock options typically remain exercisable during employment until the tenth anniversary of the date of grant. We believe that stock options provide an incentive to recipients to increase stockholder value over the long term, since the maximum benefit of the options granted cannot be realized unless stock price appreciation occurs over a number of years. Moreover, we believe that stock options have the potential to deliver more value to an executive than restricted stock units.

5 Dollar amounts for Mr. Gehring are based on a Euro to U.S. dollar exchange rate of 1.3881, which was the average exchange rate for 2011.

Restricted stock units generally vest in increments of 25%, 25% and 50% on the second, third and fourth anniversaries of the date of grant, respectively, and are settled by the delivery of stock as soon as practicable after the vesting date. We grant restricted stock units because we believe that while stock options provide a greater incentive to increase our stock price, restricted stock units better reflect the interests of stockholders, as both increases and decreases in our stock price have the same effect on holders of restricted stock units as they do on stockholders. Additionally, they serve as a constant incentive, regardless of fluctuations in stock price. We start the vesting for restricted stock units later than we do for stock options because restricted stock units provide holders with value immediately upon vesting, regardless of the stock price, and we believe that the later start better aligns employees’ interests with those of longer-term stockholders and provides an effective retention tool.

We target 60% of the overall value of the annual equity awards granted to our Named Executive Officers to be in the form of options and 40% to be in the form of restricted stock units. We believe that the use of both options and restricted stock units is consistent with our compensation philosophy, as each aligns our executives with stockholder interests in different ways. We put more value into stock options because we believe that options better capture pay-for-performance by providing a reward only if our stock price increases.

2011 Decisions and Analysis.  During 2011, we granted both stock options and restricted stock units to our Named Executive Officers, with two exceptions. We did not grant stock options to Mr. Sirkin given the proximity in time to his retirement and to be consistent with grants previously made to him (we made equity grants to him during 2009 and 2010 consisting of only restricted stock units as provided by the terms of his employment agreement). We did not grant stock options or restricted stock units to Mr. Chirico because the awards of stock options and restricted stock units made to him in 2009 were intended as his standard annual 2009 grant, as well as “upfront” grants of his standard awards for 2010 and 2011.

The value of the 2011 annual equity awards granted to Messrs. Shaffer, Gehring, Sirkin, Duane and Murry approximated the value of the grants made to them in 2010.

In addition to the service-based criteria for vesting, the annual restricted stock unit awards granted to Messrs. Shaffer, Sirkin, Duane and Murry during 2011 were also made subject to a performance-based condition that is intended to satisfy the conditions for the deductibility of the awards under Section 162(m) of the Code. Specifically, the awards required us to achieve $100,000,000 of adjusted net income for any of 2011, 2012, 2013 or 2014 ($80,000,000 of adjusted net income for the nine months ended January 29, 2012 for the award made to Mr. Sirkin on June 23, 2011). “Adjusted net income” for any of the above fiscal years refers to our net income for the applicable year, adjusted by the applicable automatic adjustments to the performance goals for such year. Automatic adjustments are established by the Compensation Committee in accordance with Section 162(m). We achieved the required level of adjusted net income for 2011. As a result, each of these officers will vest in his award, assuming he remains employed by us through each of the service-based vesting dates, which end in 2015. We did not include a performance-based condition for the restricted stock unit award granted to Mr. Gehring because he is not based in the United States and his compensation is not subject to Section 162(m).

Long-Term Incentive Plan and Performance Share Awards

Purpose.  We make performance-based long-term incentive awards to our Named Executive Officers under our Long-Term Incentive Plan and our 2006 Stock Incentive Plan. The Long-Term Incentive Plan is cash-based, while awards under the 2006 Stock Incentive Plan are made in the form of performance shares (which pay out in shares of our Common Stock). The purpose of these long-term awards is to provide compensation that is at-risk and contingent on the achievement of the selected performance criteria over an extended period. Performance shares have an additional link to performance in that their value will increase if our stock price is higher at the end of the performance cycle than it was on the grant date (and will decrease if the stock price is lower). These awards also have retentive value because they only pay out if the participant remains employed for the performance cycle, subject to certain exceptions.

Considerations.  The performance-based long-term incentive awards that we have made have required us to achieve certain performance targets during a period of two or three years, although they can cover shorter or longer periods (but not less than 12 months). The Compensation Committee’s decision to grant cash or stock awards depends on the factors it considers appropriate. The length of the cycles established has depended, in part, on the general state of the economy and its impact on our ability to plan our business over an extended period. While the performance goals always require significant performance over the performance cycles based on the facts known at the time the awards are made, the Compensation Committee uses shorter cycles when longer range forecasts are impractical and potentially unreasonable.

The Compensation Committee can choose from an extensive list of performance measures to evaluate performance but, to date, has only used cumulative earnings growth as measured by cumulative earnings per share targets and, in most cases, improvement in return on equity over the applicable performance cycle. Earnings per share is the principal component of all awards to date, as it is viewed by us as the best measure of performance, with the best alignment of interest with stockholders. Due to our corporate acquisition strategy, which has included using our Common Stock as consideration, we expect our return on equity performance will be lower than that of our peers. However, return on equity is used in connection with performance-based long-term incentive awards to place an emphasis on the efficient use of the assets provided by stockholders and ensure an acceptable performance level.

Potential payouts of performance shares are determined by taking the applicable percentage of the recipient’s base salary and converting the dollar amount to a number of shares based on the value of our Common Stock when the award is granted. Payouts for performance at a level between goals is typically proportionate between the two payouts established for each of the goals but can be on any basis established by the Compensation Committee.

2011 Decisions and Analysis – New Awards

All of our Named Executive Officers, other than Mr. Gehring, received awards of performance shares in 2011 with respect to a performance cycle covering 2011 and 2012. The earnings per share growth targets for the performance cycle are as follows:

Threshold Cumulative Earnings Per Share ($)	Compound Growth (%)	Target Cumulative Earnings Per Share ($)	Compound Growth (%)	Maximum Cumulative Earnings Per Share ($)	Compound Growth (%)
9.50	7.5	10.54	15	11.99	25

The average return on equity goals for the performance cycle are 12.59% at threshold, 13.81% at target and 15.47% at maximum. These goals are presented solely for the purpose of describing our compensation program. They are not management’s estimates of results or other guidance. Investors should not apply these goals to other contexts.

Mr. Gehring did not receive an award of performance shares in 2011. The Compensation Committee determined that as a result of his current substantial ownership of our Common Stock, no grant was needed at that time to incentivize Mr. Gehring in the same manner as our other Named Executive Officers.

The following table shows the potential payouts in shares of our Common Stock (and the approximate percentage of salary used to calculate the number of shares issuable) that were established when the performance goals were set:

Name		Threshold	Target	Maximum
Mr. Chirico	Shares (#) % of Salary	10,484	27,956	62,902
		60	160	360
Mr. Shaffer	Shares (#) % of Salary	1,048	2,097	4,193
		12.5	25	50
Mr. Sirkin	Shares (#) % of Salary	1,398	3,495	7,688
		10	25	55
Mr. Duane	Shares (#) % of Salary	1,258	2,516	5,032
		10	20	40
Mr. Murry	Shares (#) % of Salary	1,258	2,516	5,032
		10	20	40

These grants contained the same potential payout levels (as a percentage of base salary) as the performance shares granted in 2010.

As in 2010, we used a two-year performance cycle for 2011 for two reasons. First, although we were better prepared to gauge the scope and depth of the global economic recovery over an extended period, the task remained difficult.

Second, although we had completed the Tommy Hilfiger acquisition when awards were made, we believed it was still impractical to establish realistic performance goals for a period that would extend beyond the integration process.

Return on equity was used as an additional performance measure for 2011 awards, as it had been for performance share awards made prior to 2010. The 2010 awards did not include a return on equity performance measure because they were made immediately prior to the closing of the Tommy Hilfiger acquisition and related financings, in connection with which significant (and then unquantifiable) amounts of equity were to be issued, thereby making it impossible to set a realistic goal.

Payouts of Performance Share Awards for 2010 – 2011 Performance Cycle

All of our Named Executive Officers, except Mr. Gehring, received performance share awards for the two-year performance cycle ended January 29, 2012. The earnings per share growth targets with respect to this performance cycle were as follows:

Threshold Cumulative Earnings Per Share ($)	Compound Growth (%)	Target Cumulative Earnings Per Share ($)	Compound Growth (%)	Maximum Cumulative Earnings Per Share ($)	Compound Growth (%)
6.31	7.5	6.99	15	7.96	25

As a result of a strong 2010 and 2011, our earnings per share for the performance cycle was $9.82, resulting in payouts to our Named Executive Officers at maximum levels.

Potential and actual payouts in shares of Common Stock (and the approximate percentage of salary at the time of the grant of the performance share awards to calculate the number of shares issuable) were as follows:

Name		Threshold	Target	Maximum	Actual
Mr. Chirico	Shares (#)	11,798	31,461	70,788	70,788
	% of Salary	60	160	360	360
Mr. Shaffer	Shares (#)	1,180	2,360	4,719	4,719
	% of Salary	12.5	25	50	50
Mr. Sirkin	Shares (#)	1,573	3,933	8,652	8,652
	% of Salary	10	25	55	55
Mr. Duane	Shares (#)	1,416	2,832	5,663	5,663
	% of Salary	10	20	40	40
Mr. Murry	Shares (#)	1,416	2,832	5,663	5,663
	% of Salary	10	20	40	40

Other Benefits

Our Named Executive Officers, except Mr. Gehring, participate in our Pension Plan, Supplemental Pension Plan, AIP, Supplemental Savings Plan and Executive Medical Reimbursement Insurance Plan. Mr. Gehring participates in the Zwitserleven Pensioen Plan (a defined contribution plan of our Tommy Hilfiger B.V. subsidiary). In addition, Messrs. Chirico, Sirkin and Duane are parties to capital accumulation program agreements with the Company. See “Executive Compensation – Pension Benefits,” “Executive Compensation – Non-qualified Deferred Compensation” and “Executive Compensation – Summary Compensation Table” for a description of these programs.

We believe that the benefits offered under our pension and welfare plans serve a different purpose than do the other components of compensation. In general, they are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on compensation and years of service. Benefits offered to our executive officers are those that are offered to the general employee population, with some variation to promote tax efficiency and replace benefit opportunities lost due to regulatory limits.

Perquisites are limited and generally consist of discounts in our retail stores available to all employees and, in certain cases, clothing allowances and gym memberships. We also own a car and employ a driver who drives executives and provides other work services (such as messenger services). We “acquired” the car and driver as part of the Tommy Hilfiger acquisition and decided to continue to offer the driver’s services. Although the majority of the car and driver’s services are for business purposes, we do allow Mr. Chirico to use the service for personal purposes, generally his daily commute, as we believe this service enables him to be more productive during this time. Mr. Gehring is also allowed certain personal use of the car and driver, as it was a service provided to him prior to the acquisition. Additionally, as part of certain of our marketing activities, including as the naming rights sponsor of the IZOD Center sports and entertainment arena and separate sponsorships of the National Football League’s New York Giants and the National Basketball Association’s New Jersey Nets, we have a limited number of tickets to all events at the IZOD Center, New York Giants and New York Jets football games at MetLife Stadium, and Nets home games. These are provided at no cost to us and may, at times, be used personally by our Named Executive Officers, as they are available to all of our employees on a non-discriminatory basis. We also own rights to suites at Amsterdam Arena (home of Ajax Amsterdam, a team in the Eredivisie, the top soccer league in the Netherlands) and MetLife Stadium, both for the Jets and Giants, as well as a box for the United States Tennis Association’s U.S. Open. Although primarily used for business purposes, tickets to the suites and box may on occasion be used personally by associates of the Company, including our Named Executive Officers.

Employment Agreements and Severance

We have employment agreements with our Named Executive Officers that provide them with severance benefits. These arrangements are intended to attract and retain qualified executives who could have other job alternatives that might appear to them to be less risky absent these arrangements. These agreements include restrictive covenants, including non-competition and non-solicitation covenants, in favor of us in exchange for the severance benefits. We believe that these covenants provide us with significant value in prohibiting our executives from competing against us, using our confidential information, and hiring our best talent if they wish to leave our employment.

The employment agreements also provide for severance payments to be made after a change in control. These change in control benefits mitigate a potential disincentive for executives when they are evaluating a potential acquisition of the Company, particularly when it appears that the services of the executive officers may not be required by the acquiring company. The change in control severance arrangements for our Named Executive Officers are “double trigger,” meaning that severance payments are not awarded upon a change in control unless the executive’s employment is terminated involuntarily (other than for cause) or voluntarily for good reason within the two-year period following the transaction. We believe this structure strikes a balance between the incentives and the hiring and retention effects described above, without providing these benefits to executives who continue to enjoy employment with an acquiring company following a change in control. We also believe this structure is more attractive to potential acquiring companies, who may place significant value on retaining members of our executive team and who may perceive this goal to be undermined if executives receive significant severance payments in connection with such a transaction whether or not they are offered continued employment.

The compensation consultant has advised us that our employment agreements provide benefits that are generally “market,” particularly within our industry peer group.

Change In Control Provisions In Equity Plans and Awards

Under the terms of stock option, restricted stock unit and performance share awards, any unvested awards would vest upon the completion of certain transactions that would result in a change in control. This vesting feature, most recently approved by stockholders in 2011, is in place because we believe that utilizing a single event to vest awards provides a simple and certain approach for treatment of equity awards in a transaction that will likely result in the elimination or de-listing of our stock. This provision recognizes that such transactions have the potential to significantly disrupt or change employment relationships and thus treats all employees the same regardless of their employment status after the transaction. It also recognizes that because we may no longer exist after a change in control, employees should not be required to have the value of their outstanding equity awards linked to the acquiring company’s future success. In addition, it provides our employee option holders with the same opportunities as our other stockholders who are free to realize the value created at the time of the transaction by selling their equity. The compensation consultant has advised us that the plans we provided are “market,” particularly within our industry peer group.

Federal Income Tax Deductibility of Executive Compensation

Section 162(m) of the Code limits the amount of compensation a publicly held corporation may deduct as a business expense for Federal income tax purposes. The deductibility limit, which applies to a company’s chief executive officer and the three other most highly compensated executive officers, other than the chief financial officer, is $1 million, subject to certain exceptions. The exceptions include the general exclusion of performance-based compensation from the calculation of an executive officer’s compensation for purposes of determining whether his compensation exceeds the deductibility limit. Compensation paid or received under our Performance Incentive Bonus Plan, our Long-Term Incentive Plan and our 2006 Stock Incentive Plan (other than solely time-based restricted stock units) is generally intended to satisfy the requirements for full deductibility. Nonetheless, the Compensation Committee recognizes that in certain instances it may be in our best interest to provide compensation that is not fully deductible and has done so, including with respect to the base salary payable to Mr. Chirico.

Stock Ownership

All of our Named Executive Officers are in compliance with the guidelines (described in “Executive Compensation Practices”) as of the date of this Proxy Statement.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The Summary Compensation Table includes the 2010 and 2011 compensation data for Mr. Gehring and the 2009, 2010 and 2011 compensation data for our other Named Executive Officers.

Name and Principal Position	Years of Service[1]	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards[2] ($)	Option Awards[3] ($)	Non-Equity Incentive Plan Compensation[4] ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings[5] ($)	All Other Compensation[6] ($)	Total ($)
Emanuel Chirico, age 55	18	2011	1,250,000	0	1,992,145	0	3,750,000	1,307,017	188,405	8,487,567
Chairman and Chief Executive Officer, PVH Corp.		2010	1,166,667	0	4,468,313	0	6,500,000	612,501	108,891	12,856,372
		2009	1,000,000	0	3,472,120	5,339,780	2,000,000	700,591	44,875	12,557,366
Michael A. Shaffer, age 49 Executive Vice President and Chief Operating & Financial Officer, PVH Corp.(7)	21	2011 2010 2009	600,000 558,333 475,000	0 100,000 0	509,626 1,498,636 253,294	618,800 600,882 341,700	1,050,000 1,290,000 712,500	319,012 145,774 105,477	63,268 54,965 29,125	3,160,706 4,248,590 1,917,096
Francis K. Duane, age 55	13	2011	900,000	500,000	529,348	603,925	337,500	830,126	40,768	3,741,667
Chief Executive Officer, Wholesale Apparel, PVH Corp.(8)		2010	866,667	0	1,530,576	599,400	1,710,000	481,992	75,829	5,264,464
		2009	800,000	0	295,984	402,000	1,200,000	476,377	21,958	3,196,319
Fred Gehring, age 57(9) Chief Executive Officer, Tommy Hilfiger and PVH International Operations	15	2011 2010	1,179,885 832,958	0 0	686,083 9,968,984	1,178,100 1,022,127	3,539,655 3,331,830	N/A N/A	193,615 131,360	6,777,338 15,287,259
Paul Thomas Murry, age 61	15	2011	900,000	0	419,419	413,525	1,350,000	673,976	73,539	3,830,459
President and Chief Executive Officer, Calvin Klein, Inc.		2010	883,333	0	1,416,424	412,920	1,710,000	430,538	95,847	4,949,062
		2009	850,000	0	210,604	291,450	1,275,000	308,956	59,455	2,995,465
Allen E. Sirkin, age 70	26	2011	1,000,000	0	1,999,256	0	1,950,000	389,616	43,768	5,382,640
President, PVH Corp.		2010	983,333	0	3,004,514	0	2,500,000	484,226	43,270	7,015,343
		2009	936,667	0	1,842,785	0	1,852,500	368,719	42,992	5,043,663

[1]

This column represents service with us by each of our Named Executive Officers, including service with companies we acquired and their predecessors, which may be different than their credited service for pension plan purposes.

[2]

The Stock Awards column represents the aggregate grant date fair value of restricted stock units and performance shares granted to each of our Named Executive Officers in the fiscal year listed. In addition, it includes the aggregate grant date fair value of restricted stock issued to Mr. Gehring as part of the consideration for his ownership interests in Tommy Hilfiger, which we acquired in the second quarter of 2010. The following table sets forth for each of our Named Executive Officers the breakdown of restricted stock issued, and restricted stock units and performance shares awarded for the listed fiscal years.

Name	Fiscal Year	Restricted Stock ($)	Restricted Stock Units ($)	Performance Share Awards ($)	Total Reported in the Stock Awards Column ($)
Emanuel Chirico
	2011	N/A	N/A	1,992,145	1,992,145
	2010	N/A	N/A	4,468,313	4,468,313
	2009	N/A	3,472,120	N/A	3,472,120
Michael A. Shaffer
	2011	N/A	360,194	149,432	509,626
	2010	N/A	358,413	1,140,223	1,498,636
	2009	N/A	253,294	N/A	253,294
Francis K. Duane
	2011	N/A	350,058	179,290	529,348
	2010	N/A	360,480	1,170,096	1,530,576
	2009	N/A	295,984	N/A	295,984
Fred Gehring
	2011	N/A	686,083	N/A	686,083
	2010	9,299,515	669,469	N/A	9,968,984
Paul Thomas Murry
	2011	N/A	240,129	179,290	419,419
	2010	N/A	246,328	1,170,096	1,416,424
	2009	N/A	210,604	N/A	210,604
Allen E. Sirkin
	2011	N/A	1,750,202	249,054	1,999,256
	2010	N/A	1,764,736	1,239,778	3,004,514
	2009	N/A	1,842,785	N/A	1,842,785

The fair value of restricted stock is equal to the closing price of our Common Stock on the date of grant multiplied by the number of shares issued. The fair value of restricted stock units is equal to the closing price of our Common Stock on the date of grant multiplied by the number of restricted stock units granted. The fair value of performance shares is equal to the closing price of our Common Stock on the date of grant, reduced for the present value of any dividends expected to be paid on our Common Stock during the performance cycle, as the performance shares do not accrue dividends prior to being earned. The number of performance shares included in the total fair value calculation is the target value set in the award agreement, as such amount represents the probable number of awards that will vest as of the date of grant. The fair values of the performance share awards at the maximum performance payout level on the date of grant were:

Name	2011	2010	2009
Emanuel Chirico	$4,482,397	$9,434,464	N/A
Michael A. Shaffer	298,793	2,280,382	N/A
Francis K. Duane	358,580	2,340,128	N/A
Fred Gehring	N/A	N/A	N/A
Paul Thomas Murry	358,580	2,340,128	N/A
Allen E. Sirkin	547,847	2,529,302	N/A

[3]

The Option Awards column represents the aggregate grant date fair value of stock options granted to each of our Named Executive Officers in the fiscal year listed. The fair value of each award is estimated as of the grant date using the Black-Scholes-Merton option valuation model. The following summarizes the assumptions used to estimate the fair value of stock options granted in the fiscal year listed:

	2011	2010	2009
Weighted average estimated fair value	$29.75	$26.82	$11.36
Weighted average risk-free interest rate	2.65%	2.47%	2.68%
Weighted average dividend yield	0.23%	0.25%	0.55%
Weighted average expected volatility	44.34%	42.94%	39.00%
Weighted average expected option term, in years	6.25	6.25	6.65

[4]

The compensation reported in this column includes payouts under our Performance Incentive Bonus Plan, a pre-acquisition bonus plan set up for Mr. Gehring and other executives of Tommy Hilfiger, and our Long-Term Incentive Plan earned with respect to performance cycles ended with the fiscal year listed, as detailed in the table below.

Name	Fiscal Year	Performance Incentive Bonus Plan ($)	Tommy Hilfiger Bonus Plan ($)	Long-Term Incentive Plan ($)	Total Non-Equity Incentive Plan Compensation ($)

Emanuel Chirico	2011	3,750,000	N/A	N/A	3,750,000
	2010	3,750,000	N/A	2,750,000	6,500,000
	2009	2,000,000	N/A	N/A	2,000,000

Michael A. Shaffer	2011	1,050,000	N/A	N/A	1,050,000
	2010	1,050,000	N/A	240,000	1,290,000
	2009	712,500	N/A	N/A	712,500

Francis K. Duane	2011	337,500	N/A	N/A	337,500
	2010	1,350,000	N/A	360,000	1,710,000
	2009	1,200,000	N/A	N/A	1,200,000

Fred Gehring	2011	3,539,655	N/A	N/A	3,539,655
	2010	N/A	3,331,830	N/A	3,331,830

Paul Thomas Murry	2011	1,350,000	N/A	N/A	1,350,000
	2010	1,350,000	N/A	360,000	1,710,000
	2009	1,275,000	N/A	N/A	1,275,000

Allen E. Sirkin	2011	1,950,000	N/A	N/A	1,950,000
	2010	1,950,000	N/A	550,000	2,500,000
	2009	1,852,500	N/A	N/A	1,852,500

[5]

The amounts reported in this column consist of the changes in values under our Pension Plan, our Supplemental Pension Plan and each Named Executive Officer’s capital accumulation program agreement, if any, as follows:

Name	Fiscal Year	Change in Pension Plan Value ($)	Change in Supplemental Pension Plan Value ($)	Change in Capital Accumulation Program Value ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings† ($)

Emanuel Chirico	2011	94,557	1,138,626	73,834	1,307,017
	2010	47,646	487,816	77,039	612,501
	2009	53,779	406,676	240,136	700,591

Michael A. Shaffer	2011	83,761	235,251	N/A	319,012
	2010	36,951	108,823	N/A	145,774
	2009	43,662	61,815	N/A	105,477

Francis K. Duane	2011	78,918	564,303	186,905	830,126
	2010	40,954	296,545	144,493	481,992
	2009	44,100	241,246	191,031	476,377

Fred Gehring	2011	N/A	N/A	N/A	N/A
	2010	N/A	N/A	N/A	N/A

Paul Thomas Murry	2011	75,552	598,424	N/A	673,976
	2010	46,883	383,655	N/A	430,538
	2009	45,775	263,181	N/A	308,956

Allen E. Sirkin	2011	79,915	527,943	(218,242)	389,616
	2010	53,114	405,613	25,499	484,226
	2009	60,464	(137,784)	446,039	368,719

†	Additional information regarding our Pension Plan and our Supplemental Pension Plan is included in this section under the Pension Benefits table. Additional information regarding our capital accumulation program is included in this section under the heading “Defined Benefit Plans.”

[6]	All Other Compensation includes perquisites and payments or contributions required to be made by us under our AIP, Supplemental Savings Plan and Executive Medical Reimbursement Insurance Plan.

In 2011, we made contributions under our AIP and our Supplemental Savings Plan in the amounts of $151,225 for Mr. Chirico; $50,725 for Mr. Shaffer; $28,225 for Mr. Duane; $40,500 for Mr. Murry and $31,225 for Mr. Sirkin. In 2010, the amounts of the contributions were $96,329 for Mr. Chirico; $42,403 for Mr. Shaffer; $63,267 for Mr. Duane; $63,371 for Mr. Murry; and $30,708 for Mr. Sirkin. In 2009, the amounts of the contributions were $31,225 for Mr. Chirico; $15,475 for Mr. Shaffer; $8,308 for Mr. Duane; $26,267 for Mr. Murry; and $29,342 for Mr. Sirkin. In 2011 and 2010, we also contributed $193,615 and $131,360, respectively, to the Zwitserleven Pension Plan (a Tommy Hilfiger defined contribution plan) for Mr. Gehring.

Our Executive Medical Reimbursement Insurance Plan covers eligible U.S. based employees, including our Named Executive Officers with the exception of Mr. Gehring, for most medical charges not covered by our basic medical plan, with most expenses subject to a specified annual maximum. We incurred $12,543 during 2011, $12,562 during 2010 and $13,650 during 2009 as annual premiums for coverage for each of our Named Executive Officers, with the exception of Mr. Gehring.

Perquisites received over the past three years have included clothing allowances and gym memberships. As part of the Tommy Hilfiger acquisition we acquired a car and driver, which are generally used for business purposes, but Messrs. Chirico and Gehring are allowed certain personal usage of the service. See discussion on page 34. These amounts are not included in the table as they do not meet the threshold for inclusion, except in the case of Mr. Murry and, in 2011, Mr. Chirico. In 2011, 2010 and 2009, Mr. Murry received a clothing allowance for purchases at our Calvin Klein Collection store. This perquisite provided Mr. Murry with a benefit of $20,496 in 2011, $19,914 in 2010 and $19,538 in 2009. The incremental cost to the Company of Mr. Chirico’s personal use of the car for fuel and tolls, as well as an allocation of the driver’s salary and cost of the car, was $23,267 in 2011.

[7]	Reflects new position effective February 2012. During 2011, Mr. Shaffer served as Executive Vice President and Chief Financial Officer, PVH Corp.

[8]	Reflects new position effective February 2012. During 2011, Mr. Duane served as Vice Chairman, Wholesale Apparel, PVH Corp.

[9]

Mr. Gehring joined the Company as a Named Executive Officer on May 6, 2010, the closing date of our acquisition of Tommy Hilfiger. The Euro denominated portion of Mr. Gehring’s 2011 compensation has been translated at a Euro to U.S. dollar exchange rate of 1.3881, which is the average exchange rate for 2011. Mr. Gehring’s 2010 compensation is for the period from May 6, 2010 to January 30, 2011 and the Euro denominated portion of his compensation has been translated at a Euro to U.S. dollar exchange rate of 1.3066, which is the average rate for such period.

GRANTS OF PLAN-BASED AWARDS

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards[1] ($)

Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Emanuel Chirico	4/27/2011 4/27/2011	[2] [3]	937,500	1,875,000	3,750,000	10,484	27,956	62,902				1,992,145

Michael A. Shaffer	4/7/2011 4/7/2011 4/27/2011 4/27/2011	[4] [5] [2] [3]	225,000	450,000	1,050,000	1,048	2,097	4,193	5,544	20,800	64.97	618,800 360,194 149,432

Francis K. Duane	4/7/2011 4/7/2011 4/27/2011 4/27/2011	[4] [5] [2] [3]	270,000	540,000	1,350,000	1,258	2,516	5,032	5,388	20,300	64.97	603,925 350,058 179,290

Fred Gehring [6]	4/7/2011 4/7/2011 4/27/2011	[4] [5] [3]	884,914	1,769,828	3,539,655				10,560	39,600	64.97	1,178,100 686,083

Paul Thomas Murry	4/7/2011 4/7/2011 4/27/2011 4/27/2011	[4] [5] [2] [3]	270,000	540,000	1,350,000	1,258	2,516	5,032	3,696	13,900	64.97	413,525 240,129 179,290

Allen E. Sirkin	4/7/2011 4/27/2011 4/27/2011 6/23/2011	[5] [2] [3] [5]	375,000	750,000	1,950,000	1,398	3,495	7,688	19,240 7,648			1,250,023 249,054 500,179

[1]

Grant date fair values were computed in accordance with Financial Accounting Standards Board (“FASB”) guidance for stock-based compensation. The grant date fair value of performance based awards was determined using the target performance level.

[2]	These amounts represent potential payouts of performance share awards under our 2006 Stock Incentive Plan for the 2011-2012 performance cycle.

[3]	These amounts represent potential payouts of cash awards under our Performance Incentive Bonus Plan with respect to 2011 performance.

[4]

These amounts represent stock options granted under our 2006 Stock Incentive Plan, which have a 10-year term and vest in four substantially equal installments on each of the first, second, third and fourth anniversaries of the date of grant.

[5]

These amounts represent restricted stock units granted under our 2006 Stock Incentive Plan. These restricted stock units vest in increments of 25.0%, 25.0% and 50.0% on the second, third and fourth anniversaries of the date of grant, respectively, and are settled by the delivery of stock as soon as practicable after each vesting date. In addition, the awards were subject to a performance condition requiring the achievement of adjusted net income at specified levels during any of the fiscal years from the year of grant through the fourth anniversary of grant. More specifically, the awards on April 7, 2011 required us to achieve $100,000,000 of adjusted net income for any of 2011, 2012, 2013 or 2014, ($80,000,000 of adjusted net income for the second, third and fourth quarters of 2011 for the award made to Mr. Sirkin on June 23, 2011). We achieved the required levels of adjusted net income in 2011 and, as a result, each of these officers will vest in his award(s), subject to his remaining employed by us through each of the service-based vesting dates.

[6]	Mr. Gehring’s cash award amounts are translated from Euros to U.S. dollars at a rate of 1.3881, which is the average exchange rate for the fiscal year.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

AND GRANTS OF PLAN-BASED AWARDS TABLE

Employment Contracts

Emanuel Chirico

Our employment agreement with Emanuel Chirico, our Chief Executive Officer, outlines the compensation and benefits to be paid to him, provides for annual review of his salary (which was $1,250,000 for 2011 and will increase to $1,350,000 effective June 1, 2012) and permits upward adjustments of salary. In addition, the agreement sets forth his rights to severance upon termination of employment and the restrictive covenants in our favor to which he has agreed.

Generally, Mr. Chirico is entitled to severance only if his employment is terminated by us without “cause” or if he terminates his employment for “good reason.” “Cause” is generally defined as (1) gross negligence or willful misconduct in Mr. Chirico’s performance of the material responsibilities of his position, which results in material economic harm to us or our affiliates or in reputational harm causing demonstrable injury to us or our affiliates; (2) Mr. Chirico’s willful and continued failure to perform substantially his duties (other than any such failure resulting from incapacity due to physical or mental illness); (3) Mr. Chirico’s conviction of, or plea of guilty or nolo contendere to, a felony within the meaning of U.S. Federal, state or local law (other than a traffic violation); (4) Mr. Chirico’s having willfully divulged, furnished or made accessible any confidential information (as defined in the employment agreement); or (5) any act or failure to act by Mr. Chirico, which, under the provisions of applicable law, disqualifies him from acting in his position. “Good reason” is generally defined as (i) the assignment to Mr. Chirico of any duties inconsistent in any material respect with his position or any other action that results in a material diminution in such position; (ii) a reduction of base salary; (iii) the taking of any action that substantially diminishes (A) the aggregate value of Mr. Chirico’s total compensation opportunity, and/or (B) the aggregate value of the employee benefits provided to him; (iv) requiring that Mr. Chirico’s services be rendered primarily at a location or locations more than 35 miles from the Company’s principal executive offices; (v) solely after a change in control of the Company, a change in the Chairman of the Board of Directors such that neither the person holding such position immediately prior to the change in control nor Mr. Chirico is serving as the Chairman at any time during the one-year period following such change in control (other than as a result of such person’s cessation of service due to death or disability); or (vi) our failure to require any successor to assume expressly and agree to perform Mr. Chirico’s employment agreement.

In the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control), Mr. Chirico is entitled, subject to executing a release of claims in our favor, to two times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). All such payments are payable in accordance with our payroll schedule in 48 substantially equal installments. The agreement provides that during the two-year period following Mr. Chirico’s termination of employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverages are continued for Mr. Chirico (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages). Mr. Chirico is required to pay the active employee rate, if any, for such coverage. Mr. Chirico also is entitled, subject to executing a release of claims in our favor, to severance upon the termination of his employment by us without cause or by him for good reason within two years after a change in control of the Company (as defined in the agreement). In either such case, he will receive an aggregate amount equal to three times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A of the Code). This amount will be paid in 72 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A. Mr. Chirico also receives comparable medical, dental, life and disability insurance coverage for himself and his family for the three-year period immediately following such a termination. In addition, if the receipt of the foregoing severance would subject Mr. Chirico to the excise tax on excess parachute payments under Section 4999 of the Code, his severance would be reduced by the amount required to avoid the excise tax if such a reduction would give him a better after-tax result than if he received the full severance amount.

The agreement with Mr. Chirico also includes certain restrictive covenants in favor of the Company. The covenants include prohibitions during and following employment against his use of confidential information and soliciting our employees for employment by himself or anyone else and, other than following a termination without cause or for good reason, competing against us or accepting employment with a competitor and interfering with our business relationships.

Michael A. Shaffer

Our employment agreement with Michael A. Shaffer, our Executive Vice President and Chief Operating & Financial Officer, outlines the compensation and benefits to be paid to him, provides for an annual review of his salary (which was $600,000 for 2011 and was increased for 2012, in connection with his promotion, to $700,000) and permits upward adjustments of salary. In addition, the agreement sets forth his rights to severance upon termination of employment and the restrictive covenants in our favor to which he has agreed. Generally, Mr. Shaffer is entitled to severance only if employment is terminated by us without “cause” or if he terminates his employment for “good reason.” The definition of “cause” under Mr. Shaffer’s agreement is substantially the same as under Mr. Chirico’s employment agreement. “Good reason” is generally defined as (i) the assignment to Mr. Shaffer of any duties inconsistent in any material respect with his position or any other action that results in a material diminution in such position; (ii) a reduction of base salary; (iii) the taking of any action that substantially diminishes (A) the aggregate value of Mr. Shaffer’s total compensation opportunity, and/or (B) the aggregate value of the employee benefits provided to him; or (iv) requiring that Mr. Shaffer’s services be rendered primarily at a location or locations more than 75 miles from the Company’s principal executive offices.

In the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control), Mr. Shaffer is entitled, subject to executing a release of claims in our favor, to one and a half times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). All such payments are payable in accordance with our payroll schedule in 36 substantially equal installments. The agreement provides that during the 18-month period following Mr. Shaffer’s termination of employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverage are continued for Mr. Shaffer (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages). Mr. Shaffer is required to pay the active employee rate, if any, for such coverage. Mr. Shaffer also is entitled, subject to executing a release of claims in our favor, to severance upon the termination of his employment by us without cause or by him for good reason within two years after a change in control of the Company (as defined in the agreement). In either such case, Mr. Shaffer would receive an aggregate amount equal to two times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A of the Code). This amount will be paid in 48 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A. Mr. Shaffer also receives comparable medical, dental, life and disability insurance coverage for himself and his family for a two-year period after such a termination. In addition, if the receipt of the foregoing severance would subject Mr. Shaffer to the excise tax on excess parachute payments under Section 4999 of the Code, his severance would be reduced by the amount required to avoid the excise tax if such a reduction would give him a better after-tax result than if he received the full severance amount.

The agreement with Mr. Shaffer also includes certain restrictive covenants in favor of the Company. The covenants include prohibitions during and following employment against his use of confidential information and soliciting our employees for employment by himself or anyone else and, other than following a termination without cause or for good reason, interfering with our business relationships.

Fred Gehring

Our employment agreement with Fred Gehring, the Chief Executive Officer of Tommy Hilfiger and PVH International Operations, outlines the compensation and benefits to be paid to him, provides for an annual review of his salary (which was €850,000 for 2011 and will increase to €892,500 effective June 1, 2012) and permits upward adjustments of salary. In addition, the agreement sets forth his rights to severance upon termination of employment and the restrictive covenants in our favor to which he has agreed. Generally, Mr. Gehring is entitled to severance only if employment is terminated by us without “cause” or if he terminates his employment for “good reason.” The definitions of “cause” and

“good reason” under Mr. Gehring’s agreement are substantially the same as under Mr. Chirico’s employment agreement other than the exclusion of clause (v) of Mr. Chirico’s good reason definition.

Either party may terminate the employment agreement, subject to a notice period of 90 days for Mr. Gehring and 180 days for us, if applicable. The employment agreement automatically terminates upon the end of the month in which Mr. Gehring turns 65. In the event of a termination of employment without cause or for good reason Mr. Gehring is entitled to one and a half times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). This amount will be paid in a lump sum. The agreement provides that during the 18-month period following Mr. Gehring’s termination of employment without cause or for good reason, medical, dental, life and disability insurance coverage are continued for Mr. Gehring (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages). Mr. Gehring is required to pay the active employee rate, if any, for such coverage. In the event of Mr. Gehring’s disability, which under the employment agreement means his disability for a 104-week period, Mr. Gehring is entitled to receive 70% of his base salary for the 104-week period, and we would be entitled to terminate his employment due to his disability if and when permitted by applicable law. In the event of Mr. Gehring’s death, the Company shall make a payment equal to three month’s base salary to his estate.

The agreement with Mr. Gehring also includes certain restrictive covenants in favor of the Company. The covenants include prohibitions during and following employment against his use of confidential information and soliciting our employees for employment by himself or anyone else and, other than following a termination without cause or for good reason, competing against us by accepting employment or being otherwise affiliated with a competitor listed on an exhibit to the employment agreement.

Allen E. Sirkin

Our employment agreement with Allen E. Sirkin, our President, outlines the compensation and benefits to be paid to him during his employment. The agreement expires on the date of our Annual Meeting of Stockholders in 2012. Mr. Sirkin’s employment agreement sets forth his annual base salary for each year during its term (currently $1,000,000). Additionally, Mr. Sirkin’s employment agreement guaranteed certain equity awards would be made to him in 2010 (and certain prior years). There was no guaranty for 2011 and he will receive no awards in 2012 due to his pending retirement. Mr. Sirkin’s agreement also sets forth his rights to severance upon termination of employment. Generally, Mr. Sirkin is entitled to severance only if employment is terminated by us without “cause” or if he terminates his employment for “good reason.” The definitions of “cause” and “good reason” under Mr. Sirkin’s agreement are substantially the same as under Mr. Chirico’s employment agreement, other than for the exclusion of clause (v) of Mr. Chirico’s good reason definition.

In the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control), Mr. Sirkin is entitled, subject to executing a release of claims in our favor, to two times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). All such payments are payable in accordance with our payroll schedule in 48 substantially equal installments. The agreement provides that during the period in which severance is paid following Mr. Sirkin’s termination of employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverage are continued for Mr. Sirkin (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages). Mr. Sirkin is required to pay the active employee rate, if any, for such coverage. Mr. Sirkin also is entitled, subject to executing a release of claims in our favor, to severance upon the termination of his employment by us without cause or by him for good reason within two years after a change in control of the Company (as defined in the agreement). In either such case, Mr. Sirkin will receive an aggregate amount equal to two times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A of the Code). This amount will be paid in 48 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A. Mr. Sirkin also receives comparable medical, dental, life and disability insurance coverage for himself and his family for a two-year period after such a termination. In addition, if the receipt of the foregoing severance would subject Mr. Sirkin to the excise tax on excess parachute payments under Section 4999 of the Code, his severance would be reduced by the amount required to avoid the excise tax if such a reduction would give him a better after-tax result than if he received the full severance amount.

The agreement with Mr. Sirkin also includes certain restrictive covenants in favor of the Company. The covenants include prohibitions during and following employment against his use of confidential information and soliciting our employees for employment by himself or anyone else and, other than following a termination without cause or for good reason, competing against us or accepting employment with a competitor and interfering with our business relationships.

Francis K. Duane and Paul Thomas Murry

We have employment agreements with each of Messrs. Duane and Murry. These agreements outline the compensation and benefits to be paid to these executives during their employment. The agreements provide for an annual review of their respective salaries (which were $900,000 for 2011, with Mr. Duane’s salary increased to $975,000 for 2012, in connection with his promotion, and Mr. Murry’s salary to be increased to $950,000 effective June 1, 2012) and permit upward adjustments of salary. In addition, the agreements set forth these executives’ rights to severance upon termination of employment. Generally, each of them is entitled to severance only if employment is terminated by us without “cause” or if he terminates his employment for “good reason.” The definitions of “cause” and “good reason” under these executives’ agreements are substantially the same as under Mr. Chirico’s employment agreement, other than for the exclusion of clause (v) of the good reason definition.

Each of these executives is entitled, subject to executing a release of claims in our favor, to one and a half times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination) in the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control). All such payments are payable in accordance with our payroll schedule in 36 substantially equal installments. The agreement provides that during the 18-month period following the termination of either executive’s employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverage are continued for such executive (and his family, to the extent participating prior to termination of employment), subject to cessation if the executive obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages). The executive is required to pay the active employee rate, if any, for such coverage. These executives also are entitled, subject to executing a release of claims in our favor, to severance upon the termination of their employment by us without cause or by them for good reason within two years after a change in control of the Company (as defined in the agreements). In either such case, the executive will receive an aggregate amount equal to two times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A of the Code). This amount will be paid in 48 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A. These executives also receive comparable medical, dental, life and disability insurance coverage for themselves and their families for a two-year period after such a termination. In addition, if the receipt of the foregoing severance would subject the executive to the excise tax on excess parachute payments under Section 4999 of the Code, his severance would be reduced by the amount required to avoid the excise tax if such a reduction would give him a better after-tax result than if he received the full severance amount.

The agreements also include certain restrictive covenants in favor of the Company. The covenants include prohibitions during and after employment against the use of confidential information and soliciting our employees for employment by themselves or anyone else and, other than following a termination without cause or for good reason, competing against us or accepting employment with a competitor and interfering with our business relationships.

Other Arrangements

There are a number of other arrangements that would result in payments or other benefits to some or all of our Named Executive Officers upon a termination of employment or in the event of a change in control, in addition to the severance arrangements described above.

2006 Stock Incentive Plan; Stock Option Plans

Our 2006 Stock Incentive Plan provides for the granting of options (both incentive stock options and non-qualified stock options), restricted stock, restricted stock units, stock appreciation rights, performance shares and other stock-based awards. To date, we have only granted the following types of incentive awards under the plan: (i) service-based non-qualified stock options and restricted stock units; (ii) contingently issuable performance shares; and (iii) restricted stock units that are intended to satisfy the performance-based condition for deductibility under section 162(m) of the Code. We also have stock options (consisting of both incentive and non-qualified stock options) outstanding under stock option plans that have been terminated, except with respect to the outstanding options.

The following describes the effect upon stock options, restricted stock units and performance share awards in the event of a termination of employment or change in control.

Stock Options

All unvested stock options become immediately exercisable in full upon a change in control of the Company. In addition, in the event of the death of an optionee, all unvested stock options generally become immediately exercisable. Unvested stock options are forfeited immediately if the recipient retires prior to December 31 of the year in which the options were granted but otherwise become immediately exercisable upon retirement. If such options are not thereafter exercised, they will expire, generally within three months after the qualification of the representative of such optionee’s estate in the event of such optionee’s death or three years of such optionee’s retirement. In all other circumstances, all unexercisable options will expire upon the termination of the optionee’s employment. If an optionee leaves our employ prior to his or her death or retirement, for any reason other than a termination for cause, any then exercisable options previously granted to but not exercised by such optionee will expire within 90 days of such optionee’s termination of employment. All exercisable options will expire upon an optionee’s termination of employment in the event an optionee is terminated for cause. Each of our Named Executive Officers, with the exception of Mr. Sirkin, holds options under one or more of these plans.

Restricted Stock Units

All outstanding restricted stock units vest in full in the event of the death of the recipient, as well as upon a change in control of the Company. Except with respect to certain grants of restricted stock units made to Mr. Chirico and Mr. Sirkin in 2008, 2009, 2010 and 2011 as discussed below, in the event of the retirement of a recipient of restricted stock units, all restricted stock units vest in full, except that restricted stock units are forfeited immediately if the recipient retires prior to December 31 of the year in which the restricted stock units were granted. Mr. Chirico received a grant of restricted stock units in 2009 under which unvested restricted stock units would be forfeited upon retirement. Mr. Sirkin received grants of restricted stock units in 2008, 2009 and 2010 under which unvested restricted stock units would have been forfeited upon his retirement if he retired prior to the date of our Annual Meeting of Stockholders held in calendar year 2011. Since he will retire after the date of the 2011 Annual Meeting of Stockholders, Mr. Sirkin’s restricted stock units granted in 2008, 2009 and 2010 will vest in full upon his retirement. Mr. Sirkin received a grant of restricted stock units in 2011 under which unvested restricted stock units would be forfeited upon his retirement if he retires prior to the date of our Annual Meeting of Stockholders to be held in calendar year 2012. If he retires on or after the date of the 2012 Annual Meeting of Stockholders, Mr. Sirkin’s restricted stock units granted in 2011 will vest in full. When the recipient’s employment terminates for any other reason, unvested restricted stock units are forfeited immediately. Each of our Named Executive Officers holds restricted stock units.

Performance Share Awards

The following sets forth the effect upon performance share awards of certain triggering events occurring during a performance cycle:

Death	The participant’s estate will receive the target level payout, prorated to reflect the portion of the performance cycle worked by the participant.

Change in Control	The participant will receive the target level payout, prorated to reflect the portion of the performance cycle worked by the participant.

Disability	The participant will receive the payout, if any, that would have been payable to the participant for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant.

Retirement/Termination Without Cause/Termination For “Good Reason” [1]	If at least 12 months of the performance cycle has elapsed, the participant will receive the payout, if any, that would have been payable to the participant for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant. If less than 12 months of the performance cycle has elapsed, the participant will not receive a payout.

[1]	“Good reason” is as defined under the participant’s employment agreement.

In all other cases, a participant must be employed by us on the last day of the performance cycle in order to remain eligible to receive an award. The payout payable in the event of death or a change in control will be paid within 30 days of death or the change in control, as the case may be, unless to do so would trigger the imposition of additional taxes under Section 409A of the Code, in which case payment will be delayed for six months and the amounts owed will accrue interest at a rate based on the 10-year Treasury bill. Each of our Named Executive Officers, with the exception of Mr. Gehring, has received performance share awards.

Performance Incentive Bonus Plan

We pay annual cash bonuses under our Performance Incentive Bonus Plan, based upon corporate and/or divisional performance. The following sets forth the effect upon Plan awards of certain triggering events occurring during a performance cycle:

Death	The participant’s estate will receive the target level bonus, prorated to reflect the portion of the performance cycle worked by the participant.

Change in Control	The participant will receive the target level bonus, prorated to reflect the portion of the performance cycle worked by the participant.

Disability/Retirement/Termination Without Cause/Termination For “Good Reason” [1]	The participant will receive the bonus, if any, that would have been payable to the participant for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant.

[1]	“Good reason” is as defined under the participant’s employment agreement.

In all other cases, a participant must be employed by us on the last day of the performance cycle in order to remain eligible to receive an award. The bonus payable in the event of death or a change in control will be paid within 30 days of death or the change in control, as the case may be, unless to do so would trigger the imposition of additional taxes under Section 409A of the Code, in which case payment will be delayed for six months and the amounts owed will accrue interest at a rate based on the 10-year Treasury bill. Each of our Named Executive Officers has been a participant in our Performance Incentive Bonus Plan.

Long-Term Incentive Plan

We make cash payments under our Long-Term Incentive Plan based upon corporate performance over performance cycles in excess of 12 months. The following sets forth the effect upon the Long-Term Incentive Plan awards of certain triggering events occurring during a performance cycle:

Death	The participant’s estate will receive the target level payout, prorated to reflect the portion of the performance cycle worked by the participant.

Change in Control	The participant will receive the target level payout, prorated to reflect the portion of the performance cycle worked by the participant.

Disability	The participant will receive the payout, if any, that would have been payable to the participant for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant.

Retirement/Termination Without Cause/Termination For “Good Reason” [1]	If at least 12 months of the performance cycle has elapsed, the participant will receive the payout, if any, that would have been payable to the participant for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant. If less than 12 months of the performance cycle has elapsed, the participant will not receive a payout.

[1]	“Good reason” is as defined in the participant’s employment agreement.

In all other cases, a participant must be employed by us on the last day of the performance cycle. The award payable in the event of death or a change in control will be paid within 30 days of death or the change in control, as the case may be, unless to do so would trigger the imposition of additional taxes under Section 409A of the Code, in which case payment will be delayed for six months and the amounts owed will accrue interest at a rate based on the 10-year Treasury bill. Each of our Named Executive Officers, with the exception of Mr. Gehring, has been a participant in our Long-Term Incentive Plan.

Tommy Hilfiger Growth and Retention Incentive Plan

We have established our Tommy Hilfiger Growth and Retention Incentive Plan to pay cash bonuses to Tommy Hilfiger executives, subject to Tommy Hilfiger achieving EBITDA for the three-year period after closing at performance levels established. The following sets forth the effect upon the Tommy Hilfiger Growth and Retention Incentive Plan awards of certain triggering events:

Death	The participant’s estate will receive a payout prorated to reflect the portion of the incentive period worked by the participant and actual achievement of the performance goal if the death is on or after the first anniversary of the closing of the Tommy Hilfiger acquisition. The payment will be made at the same time that the award would have been paid had no termination of employment occurred.

Disability	The participant will receive the payout prorated to reflect the portion of the incentive period worked by the participant and actual achievement of the performance goal, if the disability is on or after the first anniversary of the closing of the Tommy Hilfiger acquisition.

Termination Without Cause/Termination For “Good Reason” [1]	The participant will receive a payout prorated to reflect the portion of the incentive period worked by the participant and actual achievement of the performance goal, provided they have worked at least until the first anniversary of the closing of the Tommy Hilfiger acquisition. The payment will be made at the same time that the award would have been paid had no termination of employment occurred.

[1]	“Good reason” is as defined in the participant’s employment agreement, if any.

In all other cases, a participant must be employed by us on the last day of the three-year period. The payout will be made as soon as practicable following the end of the incentive period, but no later than 90 days following that date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		OPTION AWARDS[1]				STOCK AWARDS
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[3] ($)	Equity Incentive Plans Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plans Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[3] ($)
Emanuel Chirico	1/17/2006	120,000	0	35.63	1/17/2016
	3/27/2006	200,000	0	38.98	3/27/2016
	4/12/2007	70,000	0	58.57	4/12/2017
	4/9/2008	82,500	27,500	36.45	4/9/2018
	4/16/2009	78,000	78,000	26.11	4/16/2019
	6/25/2009	37,750	264,250	28.46	6/25/2019
	4/9/2008					13,250	1,016,275
	6/25/2009					111,834	8,577,668
	6/23/2010 [5]							24,415	1,872,631
	4/27/2011 [6]							10,484	804,123

Michael A. Shaffer	4/9/2008	0	8,250	36.45	4/9/2018
	4/16/2009	0	17,000	26.11	4/16/2019
	4/6/2010	4,825	14,475	60.08	4/6/2020
	5/27/2010	875	2,625	56.04	5/27/2020
	4/7/2011	0	20,800	64.97	4/7/2021
	4/9/2008					4,125	316,388
	6/25/2009					6,675	511,973
	4/6/2010					5,100	391,170
	5/27/2010					928	71,178
	4/7/2011 [4]					5,544	425,225
	6/23/2010 [5]							9,766	749,052
	4/27/2011 [6]							1,048	80,382

Francis K. Duane	4/5/2007	24,000	0	58.60	4/5/2017
	4/9/2008	0	9,750	36.45	4/9/2018
	4/16/2009	0	20,000	26.11	4/16/2019
	4/6/2010	5,625	16,875	60.08	4/6/2020
	4/7/2011	0	20,300	64.97	4/7/2021
	4/9/2008					4,750	364,325
	6/25/2009					7,800	598,260
	4/6/2010 [4]					6,000	460,200
	4/7/2011 [4]					5,388	413,260
	6/23/2010 [5]							9,766	749,052
	4/27/2011 [6]							1,258	96,489

Fred Gehring	11/1/2010	9,367	28,101	61.60	11/1/2020
	4/7/2011	0	39,600	64.97	4/7/2021
	5/6/2010					153,940	11,807,198
	11/1/2010					10,868	833,576
	4/7/2011 [4]					10,560	809,952

Paul Thomas Murry	4/9/2008	0	4,500	36.45	4/9/2018
	4/16/2009	0	14,500	26.11	4/16/2019
	4/6/2010	3,875	11,625	60.08	4/6/2020
	4/7/2011	0	13,900	64.97	4/7/2021
	4/9/2008					2,125	162,988
	6/25/2009					5,550	425,685
	4/6/2010 [4]					4,100	314,470
	4/7/2011 [4]					3,696	283,483
	6/23/2010 [5]							9,766	749,052
	4/27/2011 [6]							1,258	96,489

Allen E. Sirkin	4/9/2008					6,625	508,138
	7/1/2008					6,755	518,109
	6/25/2009					48,563	3,724,782
	4/6/2010 [4]					20,800	1,595,360
	6/23/2010 [4]					10,060	771,602
	4/7/2011 [4]					19,240	1,475,708
	6/23/2011 [4]					7,648	586,602
	6/23/2010 [5]							9,766	749,052
	4/27/2011 [6]							1,398	107,227

[1]

These awards consist of stock options that vest in four substantially equal installments on each of the first, second, third and fourth anniversaries of the date of grant, except for stock options granted on June 25, 2009 to Mr. Chirico, which vest in increments of 12.5%, 25.0%, 25.0%, 25.0% and 12.5% on the second, third, fourth, fifth and sixth anniversaries of the date of grant, respectively.

[2]

These awards consist of (a) restricted stock units that vest in increments of 25.0%, 25.0% and 50.0% on the second, third and fourth anniversaries of the date of grant, respectively, except for the following awards: (i) restricted stock units granted on June 25, 2009 to Mr. Chirico, which vest in increments of 8.3%, 16.7%, 33.3%, 25.0% and 16.7% on the second, third, fourth, fifth and sixth anniversaries of the date of grant, respectively; and (ii) restricted stock units granted on July 1, 2008 to Mr. Sirkin, which vest in increments of 50.0% on each of the third and fourth anniversaries of the date of grant; and (b) shares of restricted stock granted on May 6, 2010 to Mr. Gehring, which fully vest on the second anniversary of the date of grant. Certain of the restricted stock unit awards were also subject to our attainment of specific levels of adjusted net income in order to vest. In all cases, this condition has been satisfied.

[3]

The market value of unvested restricted stock units and unvested performance shares was calculated by multiplying the number of units or shares by $76.70, the closing stock price of our Common Stock on January 27, 2012, which was the last business day of 2011.

[4]

These awards also required that we achieve a specific level of adjusted net income, as defined in the award agreement, for any one of the performance periods set forth in the agreement in order to vest. The required level of income was achieved as of January 29, 2012.

[5]	These awards consist of performance shares at the threshold award level that would vest in April 2013 if the performance criteria are satisfied.

[6]	These awards consist of performance shares at the threshold award level that would vest in February 2013 if the performance criteria are satisfied.

OPTION EXERCISES AND STOCK VESTED

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise [1] ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting [2] ($)
Emanuel Chirico	270,000	13,599,024	96,329	7,084,238
Michael A. Shaffer	101,750	2,770,589	11,507	802,526
Francis K. Duane	104,250	3,511,568	13,638	952,096
Fred Gehring	0	0	0	0
Paul Thomas Murry	38,000	1,024,032	9,826	704,111
Allen E. Sirkin	0	0	38,657	2,618,002

[1]	The value realized on exercise equals the stock price of our Common Stock on the date of exercise less the grant date exercise price, multiplied by the number of shares acquired upon exercise.

[2]	The value realized upon vesting equals the stock price of our Common Stock on the date of vesting multiplied by the number of shares vested.

PENSION BENEFITS

Name	Plan name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit[1] ($)	Payments During Last Fiscal Year ($)
Emanuel Chirico	Pension Plan [2,3]	17.0833	335,674	0
	Supplemental Pension Plan [2,3]	17.0833	3,267,493	0
	Capital Accumulation Program [4]	10.0000	1,143,937	0
Michael A. Shaffer	Pension Plan 2, [3]	20.5000	262,987	0
	Supplemental Pension Plan 2, [3]	20.5000	552,377	0
Francis K. Duane	Pension Plan [2,3]	12.5833	267,679	0
	Supplemental Pension Plan 2, [3]	12.5833	1,806,963	0
	Capital Accumulation Program [4]	6.0000	873,481	0
Fred Gehring		N/A	N/A	N/A
Paul Thomas Murry	Pension Plan 2, [3]	8.9167	273,869	0
	Supplemental Pension Plan 2, [3]	8.9167	2,088,752	0
Allen E. Sirkin	Pension Plan 2, [3]	25.0000	771,404	0
	Supplemental Pension Plan 2, [3]	25.0000	4,131,530	0
	Capital Accumulation Program [4]	10.0000	2,056,798	0

[1]

Please see Note 10, “Retirement and Benefit Plans,” in the Notes to Consolidated Financial Statements included in Item 8 of our Annual Report on Form 10-K for the year ended January 29, 2012 for the assumptions used in calculating the present value of the accumulated benefit. The present value of the accumulated benefit for the capital accumulation program was calculated using a settlement rate of 1.93%, which is equal to the 10-year Treasury bill rate on January 27, 2012, which was the last business day of 2011.

[2]

Pension Plan and Supplemental Pension Plan service credit and actuarial values are calculated as of January 29, 2012, which is the pension plan measurement date that we use for financial statement reporting purposes. Retirement age is the plan’s “normal”

retirement age or the earliest time when a participant may retire without an age-based reduction.

[3]

Actuarial values as of January 29, 2012 are calculated based on (i) the RP-2000 (projected to 2019) mortality table; (ii) a 5.06% discount rate; (iii) the form of payment in the qualified plan for males as follows: 30% assumed to elect a life annuity, 40% assumed to elect a 50% joint and survivor, and 30% assumed to elect a 100% joint and survivor; and (iv) SPP lump sum values based on the assumptions prescribed under the Pension Protection Act of 2006.

[4]

Capital accumulation program credited service relates to the number of full years of vesting credit accrued by each of the applicable Named Executive Officers based on the effective date of his underlying agreement under the program. The benefit is fully vested after 10 years. Retirement age is the program’s “normal” retirement age or the earliest time when a participant may retire without an age-based reduction.

Defined Benefit Plans

Pension Plan

Our Pension Plan is a qualified defined benefit plan. This Plan is open to U.S. based salaried, hourly clerical and retail associates with a few exceptions. Salaried associates are eligible to participate in our Pension Plan on the first day of the calendar quarter after they have completed one year of service in which they have worked at least 1,000 hours.

The benefits under our Pension Plan are generally based on a participant’s career average compensation, excluding relocation pay, sign-on bonus, clothing allowance, Long-Term Incentive Plan pay and education expenses. Pre-2000 benefits for current salaried associates are based on pre-2000 last five-years’ average compensation, unless the participant’s career average compensation is greater than the last five-years’ average.

The participant’s prior service benefit and future service benefit are added together to determine the total retirement benefit from our Pension Plan. The prior service benefit is calculated by taking 1.00% of the past service compensation, plus 0.50% of the past service compensation over the Social Security average breakpoint (dollar amount determined by the year in which the participant reaches Social Security Normal Retirement Age), multiplied by the prior benefit service at January 1, 2000. The future service benefit is calculated by taking 1.00% of each year’s future service compensation, plus 0.50% of each year’s future service compensation over the Social Security covered compensation breakpoint for each year of benefit service, assuming that the total benefit service (including prior service) does not exceed 35 years.

The pension benefits are vested after completion of five years of service or, if earlier, when the participant becomes totally and permanently disabled, or reaches age 65. The benefits of our Named Executive Officers under the Pension Plan are fully vested, with the exception of Mr. Gehring, who is not a participant. Mr. Sirkin, who is 70, is eligible to receive his pension benefits.

If a break in service occurs due to the birth or adoption of a child, or related childcare in a plan year in which a participant is credited with less than 501 hours of service, a participant will be credited with 501 hours of service to prevent a break in service. A participant will not incur a break in service due to any leave of absence in accordance with the provisions of the Family and Medical Leave Act of 1993 or on account of military duty, provided they return to work within the period in which they are entitled to re-employment under Federal law.

Pension benefits become payable on the first of the month following retirement, which is normally at age 65. Participants who have completed 10 or more years of service are eligible for early retirement, however, they must wait until they obtain age 55 before commencement of benefit payments. Participants who terminate employment prior to age 55 and have worked 10 or more years will receive reduced benefits based on the factors in the following table:

Age at Commencement	Early Retirement Factor
55	40.00%
56	43.00%
57	46.00%
58	50.00%
59	55.00%
60	60.00%
61	66.00%
62	73.00%
63	81.00%
64	90.00%
65	100.00%

Messrs. Chirico, Duane and Shaffer are eligible for reduced early retirement benefits.

We will subsidize the early retirement benefit for participants who are at least age 55 and have 10 or more years of service when they retire as follows:

	Years of Service
Age At Commencement		10	11	12	13	14	15	16	17	18	19	20
	64	95.00%	95.15%	95.30%	95.45%	95.60%	95.75%	95.90%	96.05%	96.20%	96.35%	96.50%
	63	90.00%	90.30%	90.60%	90.90%	91.20%	91.50%	91.80%	92.10%	92.40%	92.70%	93.00%
	62	85.00%	85.45%	85.90%	86.35%	86.80%	87.25%	87.70%	88.15%	88.60%	89.05%	89.50%
	61	80.00%	80.60%	81.20%	81.80%	82.40%	83.00%	83.60%	84.20%	84.80%	85.40%	86.00%
	60	75.00%	75.75%	76.50%	77.25%	78.00%	78.75%	79.50%	80.25%	81.00%	81.75%	82.50%
	59	70.00%	70.90%	71.80%	72.70%	73.60%	74.50%	75.40%	76.30%	77.20%	78.10%	79.00%
	58	65.00%	66.05%	67.10%	68.15%	69.20%	70.25%	71.30%	72.35%	73.40%	74.45%	75.50%
	57	60.00%	61.20%	62.40%	63.60%	64.80%	66.00%	67.20%	68.40%	69.60%	70.80%	72.00%
	56	55.00%	56.35%	57.70%	59.05%	60.40%	61.75%	63.10%	64.45%	65.80%	67.15%	68.50%
	55	50.00%	51.50%	53.00%	54.50%	56.00%	57.50%	59.00%	60.50%	62.00%	63.50%	65.00%
	Early Retirement Factor
	Years of Service
Age At Commencement		21	22	23	24	25	26	27	28	29	30
	64	96.65%	96.80%	96.95%	97.10%	97.25%	97.40%	97.55%	97.70%	97.85%	98.00%
	63	93.30%	93.60%	93.90%	94.20%	94.50%	94.80%	95.10%	95.40%	95.70%	96.00%
	62	89.95%	90.40%	90.85%	91.30%	91.75%	92.20%	92.65%	93.10%	93.55%	94.00%
	61	86.60%	87.20%	87.80%	88.40%	89.00%	89.60%	90.20%	90.80%	91.40%	92.00%
	60	83.25%	84.00%	84.75%	85.50%	86.25%	87.00%	87.75%	88.50%	89.25%	90.00%
	59	79.90%	80.80%	81.70%	82.60%	83.50%	84.40%	85.30%	86.20%	87.10%	88.00%
	58	76.55%	77.60%	78.65%	79.70%	80.75%	81.80%	82.85%	83.90%	84.95%	86.00%
	57	73.20%	74.40%	75.60%	76.80%	78.00%	79.20%	80.40%	81.60%	82.80%	84.00%
	56	69.85%	71.20%	72.55%	73.90%	75.25%	76.60%	77.95%	79.30%	80.65%	82.00%
	55	66.50%	68.00%	69.50%	71.00%	72.50%	74.00%	75.50%	77.00%	78.50%	80.00%
	Early Retirement Factor

Mr. Murry is eligible for subsidized early retirement benefits.

Benefits under the Pension Plan become payable on the first of the month following retirement, normally at age 65, absent any election by a participant to commence the payment of benefits at a different time. Benefits are payable in one of the following ways:

t Life Only Annuity: If a participant is not married or married less than 12 months when payments begin and does not elect an optional payment method, he or she will receive the full amount of his or her benefit in equal monthly installments for the rest of his or her life. Payments begin on the first of the month following the retirement date. After death, no additional payments are made.

t 50% Joint & Survivor Annuity: If a participant is married for at least 12 months when payments begin, he or she will receive his or her benefit as a 50% Joint & Survivor Annuity absent election (and spousal consent) for an optional payment form. Under this option, a participant will receive a reduced monthly benefit during his or her lifetime. After the participant’s death, his or her spouse receives a benefit equal to 50% of the monthly benefit the participant was receiving. If the spouse dies before the participant, but after the participant begins receiving payments, the participant will continue to receive the same benefit amount during his or her lifetime and no additional payments are made after death.

t 100% (or 75% or 66 2/3%) Joint & Survivor Annuity: A participant will receive a reduced lifetime benefit under this option. The participant names a beneficiary and chooses the percentage of his or her benefit to continue to that individual after the participant’s death. After death, the beneficiary receives the percentage of benefit elected (100%, 75% or 66 2/3%) for the remainder of his or her life. The participant’s age at the date benefits commence, the beneficiary’s age and the percentage elected to continue after death affect the amount of the benefit received during the participant’s lifetime.

t Life & Period Certain Annuity: A participant will receive a reduced lifetime benefit in equal monthly installments with payments guaranteed for at least the period of time elected (between 1 and 15 years) under this option. Payments continue for the rest of the participant’s life even if he or she lives longer than the period of time elected. However, if the participant receives less than the minimum number of payments before death, the same monthly benefit continues to the beneficiary until the combined total number of installment payments are made.

t Full Refund Annuity: A participant will receive a reduced benefit for his or her lifetime, payable in equal monthly installments under this option. If the participant dies before receiving the full single lump sum value of his or her benefit, determined at the date he or she retires, the balance will be paid to his or her beneficiary in a single lump sum payment. In addition, payments will continue to be paid for the rest of the participant’s life, even if the guaranteed lump sum value is exceeded.

t Social Security Equalization: This option allows a participant to receive an increased monthly payment from the Plan initially if a participant retires early and begins receiving payments from the Plan before he or she is eligible for Social Security benefits. After Social Security benefits begin, the monthly payment from the Plan is reduced. This option does not provide any survivor benefits and, therefore, no benefit is payable after death.

Supplemental Pension Plan

Our Supplemental Pension Plan is a non-qualified defined benefit plan. Certain management and highly paid associates who are participants in our qualified Pension Plan, including our Named Executive Officers (with the exception of Mr. Gehring), are eligible for benefits under our Supplemental Pension Plan.

Our Supplemental Pension Plan was created in order to provide deferred compensation to those management or highly compensated associates in an effort to promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out our long range plans and securing our continued growth and financial success.

Our Supplemental Pension Plan is designed to work in conjunction with our Pension Plan. The pension benefit outlined in our Pension Plan is calculated as if there were no compensation limits under the Code. The maximum benefit allowable is paid out under our Pension Plan and the balance is paid out under our Supplemental Pension Plan.

A participant in our Supplemental Pension Plan will not have any vested interest in such portion of his or her benefit under our Supplemental Pension Plan that accrues after January 1, 2007, unless the sum of his or her attained age and credited vesting years equals or exceeds 65, and while employed by us, he or she has reached age 50 and has completed at least 10 credited vesting years.

As part of the enrollment process, a participant may elect for benefits to be paid following termination in one of the following three ways:

•	In a lump sum within 60 days of termination of employment;

•	In a lump sum deferred until January 1 of the year following termination of employment; or

•	In five equal annual installments commencing January of the year following termination of employment.

A participant may elect to change his or her benefit payment election (except in the year employment ends) but the new election must extend the commencement date of the benefit payment by at least five years.

Benefits under our Supplemental Pension Plan are unsecured and are generally payable from our general assets. Payments will be delayed if and to the extent payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Code. Payments delayed due to the regulations promulgated under Section 409A will accrue interest during the deferral period at the 10-year Treasury bill rate in effect on the first business day of the plan year in which the delayed payment period commences.

Capital Accumulation Program

Our capital accumulation program is a non-qualified defined benefit program that was created to retain a select group of senior executives. Under the program, participants are party to individual agreements under which participants remaining in our employ for a period of 10 years from the date they enter into their agreement are entitled to receive payments equaling a specified benefit after the termination of their employment with us. The benefit vests over a five-year period, commencing on the fifth anniversary of the execution of the underlying agreement. Interest accrues on the benefit amount once it is fully vested and the participant has reached age 55. Interest is compounded annually and is equal to the average of the 10-year Treasury bill rate on the first day of each month until payment commences. The vested portion of the benefit (including any accrued interest) generally is paid in monthly installments over a 10-year period commencing after the participant reaches age 65.

The agreements provide that if a participant’s employment with us is terminated following a change in control (as defined), the full undiscounted value of the future payments to be made to the participant thereunder become immediately payable in a lump sum. The benefits under the capital accumulation program agreements are forfeited upon a termination of a participant’s employment for cause. Each participant’s rights are, however, subject to non-competition and non-disclosure restrictions that automatically terminate upon a change in control of the Company. Messrs. Chirico, Sirkin and Duane are each parties to an agreement with us under the capital accumulation program that provide for benefits of $2,000,000 each. Payments will be delayed if and to the extent payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Code. Payments delayed due to the regulations promulgated under Section 409A will accrue interest during the deferral period at a rate per annum, equal to the average of the 10-year Treasury bill rate in effect on the first day of each calendar month during the delay period.

NON-QUALIFIED DEFERRED COMPENSATION1

Name	Executive Contributions in Last Fiscal Year[2] ($)	Registrant Contributions in Last Fiscal Year[2] ($)	Aggregate Earnings in Last Fiscal Year[3] ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year[4] ($)
Emanuel Chirico	296,000	142,650	139,069	0	3,234,631
Michael A. Shaffer	84,300	42,150	39,415	0	722,566
Francis K. Duane	39,300	19,650	94,534	0	2,741,430
Fred Gehring	N/A	N/A	N/A	N/A	N/A
Paul Thomas Murry	337,500	40,500	106,825	0	3,470,420
Allen E. Sirkin	233,500	22,650	304,291	0	5,537,872

[1]	Our sole non-qualified deferred compensation plan is our Supplemental Savings Plan.
[2]	Amounts in these columns are reported in the Summary Compensation Table for fiscal year 2011.
[3]	Amounts in this column are not reported in the Summary Compensation Table.
[4]

Of the amounts shown in this column, the following amounts were previously reported as compensation in the Summary Compensation Table for 2010 and 2009: $338,683 for Mr. Chirico; $121,088 for Mr. Shaffer; $378,483 for Mr. Duane; $659,071 for Mr. Murry; and $496,500 for Mr. Sirkin.

Supplemental Savings Plan

Our Supplemental Savings Plan is a non-qualified defined contribution plan that was designed to work in conjunction with our AIP to provide key executives and certain “highly compensated employees” (as defined under the Code) sufficient pre-tax retirement savings opportunities. The plan is available to associates with a minimum base salary of $150,000 who are eligible for and participate in our AIP, including all of our U.S.-based Named Executive Officers.

Contributions by a participant are based on his or her elected deferral rate up to 25% of base pay. Deferrals are directed first to a participant’s AIP account up to the maximum amount of eligible pay available under the law. Contributions not allowed under our AIP are made instead to our Supplemental Savings Plan. Eligible pay under our Supplemental Savings Plan includes all categories of pay eligible under the AIP, as well as payouts under our Performance Incentive Bonus Plan. A participant may elect to defer up to 25% of bonus compensation into his or her Supplemental Savings Plan account.

For our Supplemental Savings Plan, we contribute an amount equal to 100% of the first 2% of total compensation contributed by a participant and an amount equal to 25% of the next 4% of total compensation contributed by the participant. For the AIP, we contribute an amount equal to 100% of the first 1% of total compensation contributed by an executive and an amount equal to 50% of the next 5% of total compensation contributed by the associate.

Our Supplemental Savings Plan is an unfunded plan. Participant contributions and our matching contributions are not invested in actual securities or maintained in an independent trust for the exclusive benefit of plan participants. Instead, for technical and tax reasons, contributions to our Supplemental Savings Plan are retained as part of our general assets, a common corporate practice. Therefore, benefits are dependent on our ability to pay them when they become due.

Participant contributions, as well as our matching contributions for our Named Executive Officers, are measured against the 10-year Treasury bill. These contributions accrue interest based on the rate of return for 10-year Treasury bills, as established on January 1 of each calendar year. Several of our Named Executive Officers have current “grandfathered” balances measured against our Common Stock. Although such balances are not invested in actual Common Stock, the balances are adjusted daily to reflect the fair market value of a share of our Common Stock.

A participant’s before-tax contributions in our Supplemental Savings Plan are immediately fully vested. Our matching contributions vest ratably from the second through the fifth year of employment or, if earlier, when the participant reaches age 65, dies, or becomes totally and permanently disabled.

Unless a participant elects otherwise in accordance with the Supplemental Savings Plan election procedures, a participant’s vested amount under the Plan (plus, with respect to any portion of a participant’s account measured against our Common Stock, an amount equal to dividends that the participant would have received during the calendar year in which the participant’s distribution occurs) will be distributed in a lump sum within 30 days after the participant’s termination date. Payments will be delayed if and to the extent payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Code. Payments delayed due to the regulations promulgated under Section 409A will accrue interest during the deferral period at a rate per annum equal to the 10-year Treasury bill rate in effect on the first day of the plan year in which the deferral begins, or if the deferral period extends beyond the close of the plan year, the interest rate for the remainder of the deferral period will equal the 10-year Treasury bill rate on the first day of the following plan year.

POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE IN CONTROL PROVISIONS

We maintain certain agreements, plans and programs that require us to provide compensation to our Named Executive Officers in the event of a termination of employment or a change in control. A description thereof is contained herein under the heading “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

The following tables disclose the potential payments upon termination of employment or change in control with respect to each of our Named Executive Officers. The assumptions used in calculating these amounts are set forth below the last table.

Emanuel Chirico

	Voluntary Termination at January 29, 2012	Retirement at January 29, 2012	Death at January 29, 2012	Disability at January 29, 2012	Termination Without Cause or for Good Reason at January 29, 2012	Termination for Cause at January 29, 2012	Termination Without Cause or for Good Reason Upon Change in Control at January 29, 2012 [1]
Severance value [2]	$0	$0	$0	$0	$6,250,000	$0	$9,375,000
Performance Incentive Bonus Plan [3]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options [4]	0	0	17,800,315	0	0	0	17,800,315
Value of unvested restricted stock units [5]	0	0	9,593,943	0	0	0	9,593,943
Value of unvested performance shares [6]	0	0	3,256,848	6,519,947	6,519,947	0	3,256,848
Capital accumulation program [7]	1,121,157	1,121,157	1,567,019	1,121,157	1,121,157	0	2,000,000
Welfare benefits value [8]	0	0	0	0	56,632	0	84,948
Payout adjustment [9]	0	0	0	0	0	0	0
Total	$1,121,157	$1,121,157	$32,218,125	$7,641,104	$13,947,736	$0	$42,111,054

Michael A. Shaffer

	Voluntary Termination at January 29, 2012	Retirement at January 29, 2012	Death at January 29, 2012	Disability at January 29, 2012	Termination Without Cause or for Good Reason at January 29, 2012	Termination for Cause at January 29, 2012	Termination Without Cause or for Good Reason Upon Change in Control at January 29, 2012 [1]
Severance value [2]	$0	$0	$0	$0	$1,575,000	$0	$2,100,000
Performance Incentive Bonus Plan [3]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options [4]	0	0	1,730,884	0	0	0	1,730,884
Value of unvested restricted stock units [5]	0	0	1,715,932	0	0	0	1,715,932
Value of unvested performance shares [6]	0	0	954,314	1,892,905	1,892,905	0	954,314
Capital accumulation program [7]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value [8]	0	0	0	0	42,474	0	56,632
Payout adjustment [9]	0	0	0	0	0	0	0
Total	$0	$0	$4,401,130	$1,892,905	$3,510,379	$0	$6,557,762

Francis K. Duane

	Voluntary Termination at January 29, 2012	Retirement at January 29, 2012	Death at January 29, 2012	Disability at January 29, 2012	Termination Without Cause or for Good Reason at January 29, 2012	Termination for Cause at January 29, 2012	Termination Without Cause or for Good Reason Upon Change in Control at January 29, 2012 [1]
Severance value [2]	$0	$0	$0	$0	$2,160,000	$0	$2,880,000
Performance Incentive Bonus Plan [3]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options [4]	0	0	1,922,819	0	0	0	1,922,819
Value of unvested restricted stock units [5]	0	0	1,836,045	0	0	0	1,836,045
Value of unvested performance shares [6]	0	0	970,383	1,921,897	1,921,897	0	970,383
Capital accumulation program [7]	214,424	214,424	1,567,019	214,424	214,424	0	2,000,000
Welfare benefits value [8]	0	0	0	0	42,474	0	56,632
Payout adjustment [9]	0	0	0	0	0	0	0
Total	$214,424	$214,424	$6,296,266	$2,136,321	$4,338,795	$0	$9,665,879

Fred Gehring

	Voluntary Termination at January 29, 2012	Retirement at January 29, 2012	Death at January 29, 2012	Disability at January 29, 2012	Termination Without Cause or for Good Reason at January 29, 2012	Termination for Cause at January 29, 2012	Termination Without Cause or for Good Reason Upon Change in Control at January 29, 2012 [1]
Severance value [2], [1][0]	$0	$0	$278,588	$0	$3,343,050	$0	$3,343,050
Performance Incentive Bonus Plan [3]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options [4]	0	0	888,833	0	0	0	888,833
Value of unvested restricted stock units [5]	0	0	1,643,528	0	0	0	1,643,528
Tommy Hilfiger Growth and Retention Incentive Bonus Plan [10,11]	0	0	2,953,847	2,953,847	2,953,847	0	2,953,847
Value of unvested restricted stock [12]	0	0	11,807,198	11,807,198	11,807,198	0	11,807,198
Value of unvested performance shares [6]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Capital accumulation program [7]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value [8,10]	0	0	0	0	12,885	0	12,885
Payout adjustment [9]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total	$0	$0	$17,571,994	$14,761,045	$18,116,980	$0	$20,649,341

Paul Thomas Murry

	Voluntary Termination at January 29, 2012	Retirement at January 29, 2012	Death at January 29, 2012	Disability at January 29, 2012	Termination Without Cause or for Good Reason at January 29, 2012	Termination for Cause at January 29, 2012	Termination Without Cause or for Good Reason Upon Change in Control at January 29, 2012 [1]
Severance value [2]	$0	$0	$0	$0	$2,160,000	$0	$2,880,000
Performance Incentive Bonus Plan [3]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options [4]	0	0	1,270,935	0	0	0	1,270,935
Value of unvested restricted stock units [5]	0	0	1,186,626	0	0	0	1,186,626
Value of unvested performance shares [6]	0	0	970,383	1,921,897	1,921,897	0	970,383
Capital accumulation program [7]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value [8]	0	0	0	0	36,875	0	49,166
Payout adjustment [9]	0	0	0	0	0	0	0
Total	$0	$0	$3,427,944	$1,921,897	$4,118,772	$0	$6,357,110

Allen E. Sirkin

	Voluntary Termination at January 29, 2012	Retirement at January 29, 2012	Death at January 29, 2012	Disability at January 29, 2012	Termination Without Cause or for Good Reason at January 29, 2012	Termination for Cause at January 29, 2012	Termination Without Cause or for Good Reason Upon Change in Control at January 29, 2012 [1]
Severance value [2]	$0	$0	$0	$0	$3,500,000	$0	$3,500,000
Performance Incentive Bonus Plan [3]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options [4]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value of unvested restricted stock units [5]	8,593,698	8,593,698	9,180,300	0	0	0	9,180,300
Value of unvested performance shares [6]	2,011,215	2,011,215	1,007,927	2,011,215	2,011,215	0	1,007,927
Capital accumulation program [7]	3,218,867	3,218,867	3,218,867	3,218,867	3,218,867	0	4,108,267
Welfare benefits value [8]	0	0	0	0	49,166	0	49,166
Payout adjustment [9]	0	0	0	0	0	0	0
Total	$13,823,780	$13,823,780	$13,407,094	$5,230,082	$8,779,248	$0	$17,845,660

[1]

In the event of a change in control with no termination of employment, a Named Executive Officer would be entitled to all amounts (if any) set forth in this column, except for the amounts set forth on the rows entitled Severance value, Tommy Hilfiger Growth and Retention Incentive Plan, Welfare benefits value and Payout adjustment.

[2]

Severance is calculated in accordance with the applicable Named Executive Officer’s employment agreement. In each case, for termination without cause or for good reason, severance value is equal to a multiple of the sum of our Named Executive Officer’s base salary plus an amount equal to the bonus that would be payable if target level performance was achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which termination occurs (or the prior fiscal year if bonus levels have not yet been established for the year of termination). For termination without cause or for good reason other than within two years after a change in control, the multiple is two for Messrs. Chirico and Sirkin and one and one half for Messrs. Duane, Gehring, Murry and Shaffer. For termination without cause or good reason within two years after a change in control, the multiple is three for Mr. Chirico, two for Messrs. Duane, Murry, Sirkin and Shaffer, and one and one half for Mr. Gehring. In addition, in the event of Mr. Gehring’s death, the Company would be required to make a payment equal to three months of his base salary.

[3]

A participant must be employed by the Company on the last day of the applicable performance cycle in order to remain eligible to receive a bonus under our Performance Incentive Bonus Plan, unless (i) the participant’s employment is terminated without cause or for good reason; (ii) the participant dies, becomes disabled or retires, or; (iii) there is a change in control during the performance cycle. Therefore, if a termination of employment or change in control had occurred on January 29, 2012, each Named Executive Officer would have been entitled to receive his actual bonus for the performance cycle. The bonuses paid for 2011 are disclosed in

“Compensation Discussion and Analysis—Short Term Incentives” and “Executive Compensation—Summary Compensation Table.”

[4]

Represents the value of unexercisable “in the money” stock options outstanding as of January 29, 2012, the vesting of which would accelerate upon death, a change in control or retirement. An amount of zero is included in the Retirement column for each of Messrs. Chirico, Shaffer, Duane, Gehring and Murry because none of them is eligible for retirement with respect to his unexercisable stock options. The value is equal to the difference between the closing price of our Common Stock on January 27, 2012, the last business day of 2011, and the per share exercise price of each stock option that would become exercisable, multiplied by the number of shares of our Common Stock receivable upon exercise.

[5]

Represents the value of unvested restricted stock units as of January 29, 2012, the vesting of which would accelerate upon death, a change in control or retirement. Voluntary termination by Mr. Sirkin would have been deemed to be a retirement. The value is equal to the closing price of our Common Stock on January 27, 2012, the last business day of 2011, multiplied by the number of shares of our Common Stock receivable upon vesting. Mr. Sirkin was retirement eligible with respect to his unvested restricted stock units as of January 29, 2012, excluding his restricted stock unit awards granted on June 23, 2011, which are not subject to accelerated vesting upon retirement unless Mr. Sirkin retires on or after the date of our Annual Meeting of Stockholders in calendar year 2012.

[6]

Awards of performance shares had been made under our 2006 Stock Incentive Plan for the following performance cycles: 2010-2011, second quarter 2010 to first quarter 2013 and 2011-2012. All of our Named Executive Officers, with the exception of Mr. Gehring, are included in all performance cycles.

Under the terms of the 2006 Stock Incentive Plan, a participant who is employed by the Company on the last day of the applicable performance cycle is eligible to receive a payout of his or her performance share award. As such, even if a termination of employment or change in control had occurred on January 29, 2012, it would not have triggered any payouts of awards for the 2010-2011 performance cycle, as each Named Executive Officer was already entitled to receive his performance shares for the 2010-2011 performance cycle. The payout is disclosed in “Compensation Discussion and Analysis – Long Term Incentives.”

The amounts set forth in this row represent the target or anticipated share payout levels for the second quarter 2010 to first quarter 2013 and 2011-2012 performance cycles, as discussed below, multiplied by the closing price of our Common Stock on January 27, 2012, the last business day of 2011.

In regards to each of the performance cycles, in the event of disability, termination without cause or for good reason or, for Mr. Sirkin, who is retirement eligible, retirement, the amounts are based on the amount of our accruals with respect to the currently anticipated payouts for the performance cycle. In the event of death or a change in control (with or without an accompanying termination of employment), the amounts are based on the amounts that would otherwise have been payable to the grantee for the performance period if the plan target level were achieved. Any amounts payable in respect of the second quarter 2010 to first quarter 2013 and 2011-2012 performance cycles are prorated for 58% and 50%, respectively, of the target or anticipated payout level, as the case may be, representing the portion of the relevant performance cycle actually worked by our Named Executive Officers as of January 29, 2012. With respect only to Mr. Sirkin, the voluntary termination amount, in regards to the second quarter 2010 to first quarter 2013 and 2011-2012 performance cycles, is based on the amount of our accrual with respect to the currently anticipated payout for the performance cycles.

[7]

Messrs. Chirico, Duane and Sirkin are our only Named Executive Officers who are parties to agreements with us under our capital accumulation program. See the discussion of the program under the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.” All benefits, other than the payment to be made in connection with a change in control, are paid monthly over a 10-year period. The payouts shown include, where applicable, the interest that participants receive on the vested portion of their benefit for the period after the date on which they are scheduled to fully vest until payment. For Mr. Chirico, interest is assumed to accrue at the 10-year Treasury bill rate on January 27, 2012, the last business day of 2011, as he is not currently eligible to receive interest on his benefit. For Mr. Sirkin, interest is assumed to accrue at the rate of 4.38% per annum, which is the average 10-year Treasury bill rate currently applicable under his agreement. The total value shown of the 120 payments is discounted to a present value using a rate of 5.06%.

Amounts shown in the Voluntary Termination column represent, where applicable, a prorated portion of the total benefit for the participant, based on vesting. Mr. Chirico and Mr. Sirkin were fully vested and 20% of Mr. Duane’s benefit has vested as of January 29, 2012.

Retirement – The capital accumulation program agreements do not specifically provide for payment upon retirement. The amounts shown in the retirement column represent the amounts payable, if any, upon voluntary termination of employment.

Amounts shown in the Death column represent the present value of the full benefit for each participant as of January 29, 2012.

Disability – The capital accumulation program agreements do not specifically provide for payment upon disability. The amounts shown in the disability column represent the amounts payable, if any, upon voluntary termination of employment.

Amounts shown in the Termination Without Cause or for Good Reason column represent, where applicable, a prorated portion of the total benefit for the participant, based on vesting. Mr. Chirico and Mr. Sirkin were fully vested and 20% of Mr. Duane’s benefit has vested as of January 29, 2012.

Termination for Cause – We do not have any obligation to make payments to Messrs. Chirico, Duane or Sirkin in the event employment terminates for cause.

Amounts shown in the Termination Without Cause or for Good Reason Upon Change in Control column represent a lump sum payment for the full benefit for each of Messrs. Chirico, Duane and Sirkin.

Payments will be delayed if and to the extent payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Code. Payments delayed due to the regulations promulgated under Section 409A will accrue interest during the deferral period at a rate per annum, equal to the average of the 10-year Treasury bill rate in effect on the first day of each calendar month during the delay period.

[8]

The amounts shown represent the cost of welfare benefits, including medical, dental, life and disability coverage, that our Named Executive Officers would have received under their employment agreements if their employment had been terminated without cause or for good reason on January 29, 2012. Such benefits are not receivable if their employment is terminated for any other reason. Those benefits would continue for two years for Messrs. Chirico and Sirkin and one and one half years for Messrs. Duane, Gehring, Murry and Shaffer, other than if the termination occurred within two years after a change in control. Those benefits would continue for three years for Mr. Chirico, two years for Messrs. Shaffer, Duane, Murry and Sirkin and one and one half years for Mr. Gehring, if the termination occurred within two years after a change in control.

[9]

If any of our Named Executive Officers (other than Mr. Gehring, who is not a U.S. taxpayer) would become subject to the Federal excise tax on excess parachute payments under Section 4999 of the Code as a result of the amount of his termination payments under a change in control, then such termination payments would be reduced as necessary to maximize each Named Executive Officer’s respective after-tax termination payout. It is projected that none of our Named Executive Officers would have been subject to such excise taxes if they had been terminated under a change in control as of January 29, 2012.

[10]	Mr. Gehring’s potential severance payments and welfare benefits upon termination have been translated at the Euro to U.S. dollar exchange rate of 1.3110, which is the closing rate on January 29, 2012.

[11]

A participant must be employed by us on the last day of the three-year performance cycle in order to remain eligible to receive a bonus under our Tommy Hilfiger Growth and Retention Incentive Bonus Plan, unless (i) the participant’s employment is terminated without cause or for good reason; or (ii) the participant dies or becomes disabled during the performance cycle. The amounts shown in the table are based on the amount of our accruals with respect to currently anticipated payouts prorated to the portion of such performance cycle actually worked by such participant. In the case of voluntary termination, retirement, or termination for cause, Mr. Gehring would not have been entitled to receive any payout as of January 29, 2012.

[12]

Represents the value of unvested shares of restricted stock as of January 29, 2012, the vesting of which would accelerate upon death, disability, termination without cause or a change in control. An amount of zero is included in the Retirement column because Mr. Gehring is not eligible for retirement. The value is equal to the closing price of our Common Stock on January 27, 2012, which was the last business day of 2011, multiplied by the number of shares of our Common Stock receivable upon vesting.

RISK CONSIDERATIONS IN COMPENSATION PROGRAMS

Because performance-based incentives play a large role in our compensation program, we believe that it is important to ensure that these incentives do not result in our associates taking actions that may conflict with our long-term best interests. We address this issue in several ways.

Pay Mix. We believe that base salaries are a sufficient component of total compensation. Additionally, incentive compensation consists of both short-term and long-term incentives, which creates a balance between short-term results and long-term sustainable performance. Although a large portion of pay is variable, incentive compensation is heavily weighted towards long-term components. These factors discourage risk taking.

Performance Plan Leverage. There is a limit on the maximum amount that an associate can receive in connection with our Performance Incentive Bonus Plan, our annual management bonus programs, our Long-Term Incentive Plan and performance share awards. This mitigates against the risks that associates may take.

Long-Term Performance. Long-Term Incentive Plan and performance share awards are typically based upon our earnings per share and return on equity over a two- or three-year period, which mitigates against the taking of short-term risks and are goals that align management with stockholder interests.

Vesting Over Extended Periods. Stock options and restricted stock units generally do not vest fully for four years. This longer vesting period discourages unnecessary or excessive risk taking. Additionally, our Insider Trading Policy prohibits hedging and other activities that could offset the benefits of having these as long-term awards.

Performance Metrics and Goals. The earnings goals under our Performance Incentive Bonus Plan, in which our senior executives participate, including our Named Executive Officers, are based upon budgeted earnings levels that are reviewed and approved by our Board of Directors and that we believe are sufficiently challenging but attainable without the need to take inappropriate risks or make material changes to our business or strategy. The bonuses payable under the annual management bonus programs, in which certain other executives participate, are based on the same performance measures (e.g., earnings per share and/or divisional earnings) established in accordance with our Performance Incentive Bonus Plan for the senior executive to whom these other executives report or such other measure consistent with our Performance Incentive Bonus Plan but reflecting only the part of such senior executive’s division in which the participant has responsibility. These measures are consistent with stockholder interests. The only other bonus plan we have in which associates may receive bonuses based upon financial metrics that differ from those in our Performance Incentive Bonus Plan and our annual management bonus program provide de minimis bonuses.

Recoupment. Our Performance Incentive Bonus Plan, Long-Term Incentive Plan and 2006 Stock Incentive Plan provide for recoupment and/or cancellation of part or all of a participant’s bonuses and awards in the event we restate our financial results to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of the participant. In the case of the 2006 Stock Incentive Plan, this recoupment and/or cancellation of a participant’s awards is limited to participants who are members of our senior executive group.

Equity Ownership. Because incentive compensation has a large stock component to it, the value is best realized through long-term appreciation of stockholder value, especially when coupled with our stock ownership guidelines for our Named Executive Officers, which expose our Named Executive Officers to the loss of the value of the retained equity if stock appreciation is jeopardized.

The above items were identified in a risk assessment of each component of our Named Executive Officers’ compensation that was performed by our compensation consultant and presented to the Compensation Committee. The assessment also looked at the impact of compensation on risks identified as part of our enterprise risk management program and reached the same conclusion for the same reasons. We believe that the assessment is applicable to the potential risks arising in connection with compensating our other employees as well, due to the similarities between compensating our Named Executive Officers and our other employees. As a result of the risk assessment performed by our compensation consultant and the factors discussed in this section, we do not believe that there are any risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on us.

DIRECTOR COMPENSATION

Each of our non-employee directors receives an annual retainer of $45,000 for his or her services as a director, $2,000 for each Board of Directors’ meeting attended in person (plus expenses), and $1,000 for each telephonic meeting and meeting attended telephonically. In addition, each of our directors who is a member of the Audit Committee receives an additional fee of $2,500 for each committee meeting attended in person (plus expenses) and $1,250 for each meeting attended telephonically. Each of our directors who is a member of the Compensation Committee, the Nominating & Governance Committee or Corporate Social Responsibility Committee receives an additional fee of $1,500 for each committee meeting attended in person (plus expenses) and $750 for each telephonic meeting and meeting attended telephonically. The Chairman of the Audit Committee also receives an additional retainer of $15,000. The Chairpersons of the Compensation Committee, Nominating & Governance Committee and Corporate Social Responsibility Committee also receive an additional retainer of $10,000. The presiding director also receives an additional retainer of $20,000. Each of our outside directors also received on June 23, 2011 a grant of 2,515 restricted stock units of our Common Stock for his or her services as a director. Notwithstanding the foregoing, we do not pay fees or make equity grants to non-employee directors who are designated for election by a stockholder having director nomination rights.

Our non-employee directors generally do not receive any benefits or perquisites, other than discounts to our retail stores available to all employees.

Our non-employee directors (other than directors designated for election by a stockholder having director nomination rights) are required to own Common Stock with a value equal to five times the annual cash retainer payable to directors. Non-employee directors have five years from the later of May 1, 2008 or the date of their election as directors to attain this ownership level. All of our non-employee directors subject to this requirement are in compliance as of the date of this Proxy Statement. Mr. Figuereo, who became a director in 2011, is not yet required to have obtained his ownership level.

Current Directors	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2,3] ($)	Option Awards[3] ($)	All Other Compensation ($)	Total ($)
Mary Baglivo	61,750	125,045	N/A	N/A	186,795
Juan Figuereo	31,500	125,045	N/A	N/A	156,545
Joseph B. Fuller	71,500	125,045	N/A	N/A	196,545
Margaret L. Jenkins	63,000	125,045	N/A	N/A	188,045
David A. Landau	N/A	N/A	N/A	N/A	N/A
Bruce Maggin	90,250	125,045	N/A	N/A	215,295
V. James Marino	61,500	125,045	N/A	N/A	186,545
Henry Nasella	96,000	125,045	N/A	N/A	221,045
Rita M. Rodriguez	85,250	125,045	N/A	N/A	210,295
Craig Rydin	66,000	125,045	N/A	N/A	191,045

Former Directors
Edward H. Cohen[4]	42,000	N/A	N/A	N/A	42,000
Christian Stahl[5]	N/A	N/A	N/A	N/A	N/A

[1]	The fees earned or paid in cash to the directors consist of the following:

Current Directors	Annual Director Fees ($)	Board of Director Meeting Fees ($)	Committee Chair Fees ($)	Committee Meeting Fees ($)	Presiding Director Fee ($)	Total ($)
Mary Baglivo	45,000	10,000	N/A	6,750	N/A	61,750
Juan Figuereo	22,500	4,000	N/A	5,000	N/A	31,500
Joseph B. Fuller	45,000	12,000	10,000	4,500	N/A	71,500
Margaret L. Jenkins	45,000	12,000	N/A	6,000	N/A	63,000
David A. Landau	N/A	N/A	N/A	N/A	N/A	N/A
Bruce Maggin	45,000	12,000	15,000	18,250	N/A	90,250
V. James Marino	45,000	12,000	N/A	4,500	N/A	61,500
Henry Nasella	45,000	12,000	10,000	9,000	20,000	96,000
Rita M. Rodriguez	45,000	12,000	10,000	18,250	N/A	85,250
Craig Rydin	45,000	12,000	N/A	9,000	N/A	66,000

Former Directors
Edward H. Cohen	22,500	6,000	N/A	13,500	N/A	42,000
Christian Stahl	N/A	N/A	N/A	N/A	N/A	N/A

[2]

The Stock Awards column represents the aggregate grant date fair value of restricted stock units granted to our directors in 2011. Restricted stock units were the only stock-based awards granted to our directors in 2011. The fair value of restricted stock units is equal to $65.40, the closing price of our Common Stock on the date of grant, multiplied by the number of restricted stock units granted to each director.

[3]	The number of unexercised stock options and restricted stock units outstanding for each of our directors as of January 29, 2012 was as follows:

Current Directors	Option Awards (#)	Stock Awards (#)
Mary Baglivo	N/A	4,502
Juan Figuereo	N/A	1,912
Joseph B. Fuller	48,000	13,087(a	)
Margaret L. Jenkins	N/A	4,502
David A. Landau	N/A	N/A
Bruce Maggin	40,000	8,572(b	)
V. James Marino	N/A	4,502
Henry Nasella	20,000	13,087(a	)
Rita M. Rodriguez	20,000	4,502
Craig Rydin	10,000	10,867(c	)

Former Directors
Edward H. Cohen	40,000	N/A
Christian Stahl	N/A	N/A

(a)	Settlement of 8,585 of these outstanding awards has been deferred, pursuant to the director’s election, as permitted under our 2006 Stock Incentive Plan.

(b)	Settlement of 4,070 of these outstanding awards has been deferred, pursuant to the director’s election, as permitted under our 2006 Stock Incentive Plan.

(c)	Settlement of 6,365 of these outstanding awards has been deferred, pursuant to the director’s election, as permitted under our 2006 Stock Incentive Plan.

[4]	Mr. Cohen reached the mandatory retirement age for directors and retired effective June 23, 2011.

[5]

Mr. Stahl was designated as a nominee for election of a director by Tommy Hilfiger Holdings S.à.r.l. (“THHS”) pursuant to a Stockholders Agreement entered into in connection with Common Stock issued to affiliates of THHS as part of the consideration paid in connection with our acquisition of Tommy Hilfiger. In December 2011, THHS sold its remaining holdings of our Common Stock and Mr. Stahl resigned as a director. Mr. Stahl did not receive fees, stock or option awards or any other compensation from us for his services as director.

TRANSACTIONS WITH RELATED PERSONS

Public issuers, such as us, must disclose certain transactions with “related persons” under a rule of the SEC. These are transactions, subject to certain exceptions, in which we are a participant where the amount involved exceeds $120,000, and

—	a current director or executive officer;

—	a person who during our most recently completed fiscal year served as a director or executive officer;

—	a nominee for director;

—	a holder of more than 5% of our Common Stock or Series A convertible preferred stock; or

—	an immediate family member of any of the foregoing persons

has a direct or indirect material interest. We have been participants in the following transactions that are required to be disclosed in this Proxy Statement pursuant to the referenced SEC rule:

—	David Sirkin, the son of Allen E. Sirkin, has worked for us since July 2007. David Sirkin is employed as President of our Neckwear Group and was paid $364,614 in salary and bonus for 2011.

—

Paul Gehring, the brother of Fred Gehring, is the owner of Gehring & Heijdenrijk B.V., a picture framing business, which is a vendor to TH Retail and TH Creative Services, divisions of Tommy Hilfiger. Tommy Hilfiger paid €514,426 during 2011 to Gehring & Heijdenrijk for goods and services provided to the two Tommy Hilfiger divisions. Gehring & Heijdenrijk B.V. was selected as a vendor in 2009 by the Tommy Hilfiger divisions pursuant to a competitive tender process. We intend to continue purchasing goods and services from Gehring & Heijdenrijk.

The Audit Committee’s charter requires that the Committee review and approve all transactions between us and any director or executive officer that will, or is reasonably likely to require disclosure under SEC rules. In determining whether to approve any such transaction, the Committee will consider the following factors, among others, to the extent relevant to the transaction:

—	whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related person;

—	whether there are business reasons for the Company to enter into the transaction;

—	whether the transaction would impair the independence of an outside director; and

—

whether the transaction would present an improper conflict of interest for a director or executive officer, taking into consideration such factors as the Committee deems relevant, such as the size of the transaction, the overall financial position of the individual, the direct or indirect nature of the individual’s interest in the transaction and the ongoing nature of any proposed relationship.

Additionally, under our Code of Business Conduct & Ethics and Conflict of Interest Policy, our directors and our employees, including our executive officers, have a duty to report all potential conflicts of interests, including transactions with related persons. We have established procedures for reviewing and approving disclosures under the policy and all disclosures are also discussed annually with the Audit Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mary Baglivo, Henry Nasella and Craig Rydin were members of the Compensation Committee for the entirety of 2011. No other person served as a member of the Committee during 2011. There were no interlocks or relationships involving any of the Committee members during 2011 that are required to be disclosed under the SEC’s rules or the SEC’s proxy regulations.

AUDIT COMMITTEE REPORT

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors audit the Company’s financial statements and express an opinion on the financial statements based on their audit. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors.

As part of its oversight of the Company’s financial statements and reporting process, the Audit Committee has met and held discussions with Company management, the Company’s internal auditing staff and Ernst & Young LLP, the Company’s independent auditors. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Committee concerning independence and has discussed with the independent auditors the auditors’ independence from the Company and its management. The Committee has also considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with the auditors’ independence.

The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended January 29, 2012, as filed with the SEC. The Committee also has recommended, subject to stockholder approval, the selection of the Company’s independent auditors.

The members of the Audit Committee reviewed on a quarterly basis the Company’s earnings releases and, as applicable, its Quarterly Reports on Form 10-Q, Annual Report on Form 10-K, and earnings guidance issued outside of quarterly earnings releases. In addition, the Committee met quarterly with Company management and the Company’s independent auditors to discuss the earnings releases, as well as when needed in conjunction with earnings guidance issued other than in quarterly earnings releases.

Audit Committee

Bruce Maggin, Chairman
Juan R. Figuereo
Rita M. Rodriguez

AMENDMENT OF THE 2006 STOCK INCENTIVE PLAN TO

INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN

Introduction and Board Recommendation

Our 2006 Stock Incentive Plan was approved by stockholders at our 2006 Annual Meeting of Stockholders and its material terms were re-approved at our 2011 Annual Meeting. The Plan permits the grant to our employees, directors, consultants and advisors of (1) nonqualified stock options, (2) incentive stock options, (3) restricted stock, (4) restricted stock units (“RSUs”), (5) stock appreciation rights (“SARs”), (6) performance shares and (7) other stock-based awards, each of which we refer to as an “award.”

The number of shares of Common Stock that currently may be issued under our 2006 Stock Incentive Plan is 8,490,599. In addition, we may issue an amount of shares equal to the number of shares that become available due to the cancellation, termination or expiration of any outstanding options under our prior stock option plans. Currently, 726,036 shares are issuable under those plans, of which 3,050 were subject to cancelled stock options and can be moved to the Plan as of the date of this Proxy Statement.

Our 2006 Stock Incentive Plan has only 1,848,532 shares remaining available for grant, which reflects 2012 annual grants (made after the end of 2011) covering 720,768 shares and is inadequate for our requirements to make our standard annual grants of options and RSUs for future years. As such, we are seeking approval of the increase in the number of shares that may be issued under the Plan.

The Board of Directors has approved, upon the recommendation of the Compensation Committee and subject to stockholder approval, the amendment of our 2006 Stock Incentive Plan to increase by 4,500,000 the number of shares that may be issued under our 2006 Stock Incentive Plan to a total of 12,990,599 shares, plus shares that become available due to the cancellation, termination or expiration of any outstanding options under our prior stock option plans. The Board of Directors has approved this change in order for us to be able to continue providing awards to key personnel.

The following summary of certain features of our 2006 Stock Incentive Plan, as well as the definitions of each type of award, is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit B to this proxy statement and incorporates the amendment to the Plan discussed above.

The Board of Directors recommends a vote FOR the amendment to the 2006 Stock Incentive Plan, thereby providing for the increase in the number of shares that may be issued under the Plan, as further described above. Proxies received in response to this solicitation will be voted FOR this proposal unless otherwise specified in a proxy.

Nature and Purpose of the 2006 Stock Incentive Plan

The purposes of our 2006 Stock Incentive Plan are to induce certain individuals to remain in the employ of, or to continue to serve as directors, consultants or advisors to, us and our present and future subsidiaries, to attract new individuals to enter into such employment or service, and to encourage such individuals to secure or increase on reasonable terms their stock ownership in us. The Board of Directors believes that the Plan promotes continuity of management and increased incentive and personal interest in our welfare by those who are or may become primarily responsible for shaping and carrying out our long range plans and securing our continued growth and financial success.

Eligibility to Receive Awards

Our 2006 Stock Incentive Plan provides that awards may be granted to our employees, non-employee directors and consultants, except that incentive stock options may be granted only to employees. The approximate number of persons eligible to participate in our 2006 Stock Incentive Plan is 800.

Duration and Modification

Our 2006 Stock Incentive Plan will terminate on April 26, 2016, or such earlier date as may be determined by the Board of Directors. The Board may amend, suspend or terminate the Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with the New York Stock Exchange listing standards or applicable laws.

Administration

Our 2006 Stock Incentive Plan is administered by the Compensation Committee or such other committee of the Board of Directors that the Board may designate from time to time. The Committee must consist of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. The members of the Committee are appointed annually by the Board. Subject to the provisions of the Plan, the Committee has the authority to (1) select the persons to whom awards are to be granted, (2) determine whether and to what extent awards are to be granted, (3) determine the size and type of awards, (4) approve forms of award agreement for use under our 2006 Stock Incentive Plan, (5) determine the terms and conditions applicable to awards, (6) establish performance goals for any performance period and determine whether such goals were satisfied, (7) subject to certain limitations, amend any outstanding award, (8) construe and interpret the Plan and any award agreement and apply its provisions and (9) subject to certain limitations, take any other actions deemed necessary or advisable for the administration of the Plan. The Committee may delegate its authority, to the extent permitted by applicable law, including its authority to grant awards to participants who are not “insiders” subject to Section 16 of the Exchange Act or whose compensation is, or is likely to become, subject to the provisions of Section 162(m) of the Code. All decisions, interpretations and other actions of the Committee are final and binding on all persons, including us, our subsidiaries, employees, directors, consultants and their estates and beneficiaries.

Securities Subject to the 2006 Stock Incentive Plan

Approval of this proposal would amend our 2006 Stock Incentive Plan to increase the number of shares of Common Stock that currently may be issued under the Plan to 12,990,599, which includes the 3,000,000 shares included in the Plan when it was approved, the 4,400,000 shares added to the Plan pursuant to an amendment approved by stockholders in 2009, and shares now registered under the Plan that became available due to the cancellation, termination or expiration of outstanding options under our prior stock plans, as provided by the terms of the Plan. This total includes shares that are subject to outstanding awards, are still available to be awarded or have been issued as the result of exercise or vesting of the award. The number of shares does not take into account that for purposes of calculating usage of shares under the Plan, each share underlying an option (or SAR) is counted as one share but each share underlying our awards of RSUs and performance shares (and restricted stock and other stock-based awards) is counted as two shares. (Prior to April 30, 2009, each share underlying a grant of restricted stock, restricted stock units, performance shares or other stock-based award was counted as three shares.) In addition, as noted above, we may issue an amount of shares equal to the number of shares that become available due to the cancellation, termination or expiration of any outstanding options under our prior stock option plans.

As of the date of this Proxy Statement, awards representing 4,997,476 shares have been granted under the Plan. This takes into account how we calculate share usage under the Plan. Shares will not be considered as having been used under the Plan or our prior stock option plans (i) if they are deliverable under an award granted under the Plan or an option granted under a prior plan that expires or is canceled, forfeited, settled in cash or otherwise settled without the delivery of shares or (ii) if they are issued pursuant to awards that are assumed, converted or substituted in connection with a merger, acquisition, reorganization or similar transaction. For purposes of determining the number of shares available for grant as incentive stock options, only shares that are subject to an award, or an option under a prior plan, that expires or is canceled, forfeited or settled in cash will be treated as not having been issued under the Plan or our prior plans. Furthermore, shares tendered in payment of the exercise price of an award, shares withheld by us to satisfy withholding obligations and shares covered by a SAR to the extent that it is exercised, will not be added back to the reserve of shares available for issuance under the Plan. The shares issued pursuant to awards may be authorized but unissued shares or treasury shares.

The market value of a share of Common Stock as of April 30, 2012 was $88.80.

Individual Limits

The maximum aggregate number of shares with respect to which awards may be granted in any calendar year to any one participant is 1,000,000.

Stock Options

Under our 2006 Stock Incentive Plan, the per share exercise price of any option cannot be less than the fair market value of our Common Stock on the grant date, which is (i) the closing sale price of a share on the New York Stock Exchange on the grant date or (ii) if there is no sale of shares on that date, the closing sale price of a share on the last trading date on which sales were reported on the New York Stock Exchange.

Each option granted under our 2006 Stock Incentive Plan will be evidenced by an award agreement that will specify the exercise price, the term of the option, the number of shares to which the option pertains, and such other terms and conditions as the Committee determines. In no event will an option granted under the Plan be exercised more than ten years after the grant date. Optionees will not have any rights to dividend equivalents.

Except as otherwise provided in an award agreement or upon a termination of employment, change in control or subsidiary disposition (as such terms are defined in our 2006 Stock Incentive Plan), an award of stock options will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis.

Payment for shares issued upon exercise of an option generally may be made in cash, by delivery of shares of Common Stock owned by the optionee, any other method permitted by the Committee, or a combination of any permitted payment method.

Stock Appreciation Rights

Each SAR grant will be evidenced by an award agreement that will specify the exercise price, the term of the SAR and such other terms and conditions as the Committee determines. The grant price of SARs may not be less than 100% of the fair market value of our Common Stock on the grant date. SARs granted under our 2006 Stock Incentive Plan expire as determined by the Committee, but in no event later than 10 years from the grant date. Grantees will not have any rights to dividend equivalents.

Except as otherwise provided in an award agreement or upon a termination of employment, change in control or subsidiary disposition, an award of SARs will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis.

Upon exercise of a SAR, the holder of the SAR will be entitled to receive payment in an amount equal to the product of (i) the difference between the fair market value of our Common Stock on the date of exercise over the grant price and (ii) the number of shares of our Common Stock for which the SAR is exercised. At the discretion of the Committee, payment to the holder of a SAR may be in cash, by delivery of shares of Common Stock owned by the grantee or in some combination thereof.

Restricted Stock and Restricted Stock Units

Each restricted stock or RSU grant will be evidenced by an award agreement that will specify the periods of restriction, the number of shares of restricted stock or RSUs granted and such other terms and conditions as the Committee determines. The initial value of an RSU will equal the fair market value of our Common Stock on the grant date.

Except as otherwise provided in an award agreement or upon a termination of employment, a change in control or subsidiary disposition, an award of restricted stock or RSUs will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis, as specified in the award agreement.

In the Committee’s discretion, holders of restricted stock may receive cash dividends with respect to all shares held, and holders of RSUs may receive dividend equivalents, subject to the terms of the respective award agreements. RSUs (and any dividend equivalents) may be settled in shares of Common Stock, cash or a combination thereof, in the Committee’s discretion.

Performance Shares

Each performance share grant will be evidenced by an award agreement that will specify the applicable performance period and performance measure(s), the number of performance shares granted and such other terms and conditions as the Committee determines.

The initial value of performance shares will equal the fair market value of our Common Stock on the grant date. The Committee in its discretion may pay earned performance shares in shares of Common Stock, in cash or a combination thereof.

Other Stock-Based Awards

The Committee has the right to grant other stock-based awards that may include, without limitation, grants of shares of Common Stock based on the attainment of performance goals, payment of shares of Common Stock as a bonus in lieu of cash based on performance goals, and the payment of shares of Common Stock in lieu of cash under our other incentive or bonus programs. The Committee will have the discretion to determine the vesting of any such award, provided that, except as specified in an award agreement or upon a termination of employment, a change in control or subsidiary disposition, there will be a minimum vesting period of three years, which may in the Committee’s discretion lapse on a prorated, graded or cliff basis (as specified in the award agreement). An award with a payment of shares in lieu of cash under any of our other incentive or bonus programs will not be subject to a minimum vesting period.

Performance-Based Awards

The Committee may grant awards which are intended to qualify as “performance-based compensation” for purposes of deductibility under Section 162(m) of the Code. For any such award, the Committee will establish the performance objectives to be used within 90 days after the commencement of the performance period, or, if less, 25% of the performance period applicable to such award. The performance objectives to be used will be selected from the following list of measures: earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, economic value created, market share, net income (before or after taxes), operating income, adjusted net income after capital charge, return on assets, return on capital (based on earnings or cash flow), return on equity, return on investment, revenue, cash flow, operating margin, share price, total stockholder return, total market value, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation or information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted performance with respect to the performance measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Unless otherwise determined by the Committee, measurement of performance goals with respect to the performance measures above will exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in our financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC. Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on these or such other performance measures as the Committee may determine.

Clawback

In the event of a restatement of our financial results to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of a senior executive employee as determined by the Board of Directors or a committee thereof, the Board or the committee may, to the extent permitted by applicable law, (i) cancel or cause to be cancelled any or all of the senior executive employee’s outstanding awards granted after December 31, 2008, (ii) recover or cause to be recovered any or all proceeds resulting from any sale or other disposition (including to us) of shares issued or issuable upon vesting, settlement or exercise, as the case may be, of any award granted after December 31, 2008 and/or (iii) recover or cause to be recovered any cash paid or shares issued to the senior executive employee in connection with any vesting, settlement or exercise of an award granted after December 31, 2008.

Non-Transferability of Awards

An award granted under our 2006 Stock Incentive Plan generally may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner. Awards can be transferred by will or by the laws of descent or distribution. In addition, an award agreement for an award other than incentive stock options can provide for the award to be transferred for no consideration to a member of the grantee’s immediate family.

Adjustments Upon Changes in Capitalization

In the event of any equity restructuring (within the meaning of FASB Accounting Standards Certification Topic 718), such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the corporate structure affecting the shares, such adjustment will be made in the number and kind of shares that may be delivered under our 2006 Stock Incentive Plan, the individual award limits, and, with respect to outstanding awards, in the number and kind of shares subject to outstanding awards, the exercise price, grant price or other price of shares subject to outstanding awards, any performance conditions relating to shares, the market price of shares, or per-share results, and other terms and conditions of outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation, or liquidation, the Committee may, in its sole discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of shares subject to any award will always be rounded down to a whole number. Any such adjustment will be made by the Committee, whose determination will be conclusive.

Change in Control

In the event of a change in control, except as otherwise provided in an award agreement, any and all outstanding options and SARs will become immediately exercisable, any period of restriction or other restrictions imposed on restricted stock, RSUs or other stock-based awards will lapse and any and all performance shares, and other performance-based awards will vest, on a pro rata monthly basis. The Committee, in its discretion, may provide that all outstanding options and SARs are terminated upon a change in control and provide cash settlement equal to the excess, if any, of the fair market value of our Common Stock immediately prior to the change in control over the option exercise price or SAR grant price, as applicable. The Committee also has the authority to provide for automatic full vesting and exercisability of awards held by certain participants affected by a subsidiary disposition.

Notwithstanding the foregoing, with respect to awards (or portions of awards) that are considered deferred compensation under Section 409A of the Code, if an event or condition constituting a change in control does not constitute a “change in the ownership” or a “change in the effective control” of us or a “change in the ownership of a substantial portion of a corporation’s assets” with respect to us (each within the meaning of Section 409A of the Code), the event or condition will continue to constitute a change in control solely with respect to vesting of the award (or portion thereof) or a lapse of any applicable restrictions on the award and not for purposes of determining whether the settlement or payment of the award (or portion thereof) will be accelerated under our 2006 Stock Incentive Plan. The prior sentence will not apply to awards (or portions thereof) that qualify as short-term deferrals for purposes of Section 409A of the Code.

Federal Tax Aspects

The following paragraphs are a summary of the material U.S. Federal income tax consequences associated with awards granted under our 2006 Stock Incentive Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. It is intended that the Plan and any awards granted thereunder will comply with, and should be interpreted consistent with, the requirements of Section 409A of the Code.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an optionee or a deduction to us. However, for purposes of the alternative minimum tax, the spread on the exercise of an incentive stock option will be considered as part of the optionee’s income.

The sale of shares received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to us. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive stock option, an optionee must neither dispose of such shares within two years after such incentive stock option is granted nor within one year after the exercise of such incentive stock option. In addition, an optionee generally must be our employee, or an employee of one of our subsidiaries at all times between the date of grant and the date three months before exercise of such incentive stock option. If an incentive stock option is exercised more than three months after the termination of an optionee’s employment with us, the option will be treated as a nonqualified stock option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares of Common Stock acquired upon the exercise of an incentive stock option that is equal to the lesser of (a) the fair market value of the shares on the date of exercise minus the option price or (b) the amount realized on the disposition minus the option price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. We generally will be entitled to a deduction equal to the amount of such ordinary income.

If an optionee makes payment of the option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an option will be treated as a taxable disposition if the transferred shares are not held by the optionee for the requisite holding period.

Nonqualified Stock Options

No income will be recognized by an optionee at the time a nonqualified stock option is granted. Ordinary income will be recognized by an optionee at the time a nonqualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the optionee over the option price. This ordinary (compensation) income will also constitute wages subject to withholding, and we will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment in money.

We will generally be entitled to a deduction for Federal income tax purposes at such time and in the same amount that the optionee is required to include in his or her income upon the exercise of a nonqualified stock option.

If an optionee makes payment of the option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized, will be excluded from his or her basis in the new shares received.

Capital gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a nonqualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of the shares acquired upon the exercise of any nonqualified stock option will be equal to the sum of the exercise price of such nonqualified stock option and the amount included in income with respect to such option.

If an optionee transfers an option by gift, the optionee will recognize ordinary income at the time that the transferee exercises the option. We will be required to report the ordinary income recognized by the optionee, and to withhold income and employment taxes, and pay our share of employment taxes, with respect to such ordinary income. The optionee may also be subject to federal gift tax on the value of the transferred option at the time that the transfer of the option is considered completed for gift purposes. The Internal Revenue Service takes the position that the transfer is not complete until the option is fully vested.

Stock Appreciation Rights

No taxable income is recognized when a SAR is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of Common Stock received. Any additional gain or loss recognized upon later disposition of the shares is capital gain or loss, which may be long-term or short-term capital gain or loss depending on the holding period.

Restricted Stock, Restricted Stock Units, and Performance Shares

A participant generally will not have taxable income upon grant of restricted stock, RSUs or performance shares. Instead, the participant will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at the time of grant.

Other Stock-Based Awards

A participant generally will recognize income upon receipt of the shares subject to award (or, if later, at the time of vesting of such shares).

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with an award granted under our 2006 Stock Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the chief executive officer and to each of the next three most highly compensated executive officers other than the chief financial officer. Under Section 162(m) of the Code, unless various conditions are met that enable compensation to qualify as “performance-based,” the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Plan has been designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, thereby permitting us to receive a Federal income tax deduction in connection with such awards even to the extent that they exceed $1,000,000.

Stock Options Issued

It is not possible at this time to determine awards that will be made in the future under our 2006 Stock Incentive Plan. The following table presents the aggregate number of stock options issued under our 2006 Stock Incentive Plan from its inception through April 24, 2012 to the following persons:

—	each of our Named Executive Officers;

—	all of our executive officers as a group;

—	all of our directors who are not executive officers as a group;

—	each of the nominees for director;

—	each associate of any such director, executive officer or nominee;

—	each other person who received or is to receive 5% of such options, warrants or rights; and

—	all of our employees who are not executive officers or directors as a group.

Name	Number of Options
Emanuel Chirico	684,300
Francis K. Duane	162,200
Fred Gehring	102,768
Paul Thomas Murry	97,300
Michael A. Shaffer	147,000
Allen E. Sirkin	0
All executive officers as a group	1,193,568
All directors who are not executive officers as a group	60,000
Each of the nominees for director	NA	[1]
Each associate of any director, executive or nominee	0
Each other person who received or is to receive 5% of such options, warrants or rights	0
All employees who are not executive officers or directors as a group	698,878

1	There are no nominees for director who are not current directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of January 29, 2012 with respect to shares of our Common Stock that may be issued under our existing equity compensation plan – our 2006 Stock Incentive Plan – as well as under our 1997 Stock Option Plan, 2000 Stock Option Plan and 2003 Stock Option Plan. The 1997, 2000 and 2003 Option Plans have been terminated, so no further option grants may be made thereunder, but valid options to purchase shares of Common Stock granted thereunder are still outstanding and governed by the provisions of those plans. All of the foregoing plans were approved by our stockholders and we have no equity compensation plans that were not approved by our stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a)) (c)
Equity compensation plans approved by security holders	3,599,434[1]	$27.48[2]	2,572,350

Equity compensation plans not approved by security holders	—	—	—

	3,599,434	$27.48	2,572,350

[1]

Consists of (a) 820,203 shares of Common Stock underlying restricted stock units, (b) 590,439 shares of Common Stock underlying performance shares and (c) 2,188,792 shares of Common Stock underlying stock options.

[2]

The weighted average exercise price does not take into account performance shares but does include restricted stock units. Excluding the restricted stock units, which have no exercise price, the weighted average exercise price is $37.77.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking stockholders to provide advisory approval of the compensation of our Named Executive Officers. While the results of this vote are advisory, and not binding on us, the Compensation Committee intends to carefully consider the results of this vote when making future compensation decisions. The following is a summary of key points that stockholders may wish to consider in connection with their voting decision.

Our compensation program places a strong emphasis on performance-based variable pay and equity performance to ensure a high pay-for-performance culture. The bulk (approximately 65% to 85%) of each Named Executive Officer’s compensation package consists of short-term and long-term awards that only pay out upon the achievement of specific financial targets and equity awards that are linked to increases in stock value over time. We far outperformed our peer group for the one-, two- and three-year periods ended 2011 in key performance metrics, putting our performance generally near or above the 75th percentile for each of those periods. We believe this performance is particularly notable as it is measured against our current peer group, which we adopted this year as a further improvement on the group adopted in 2010 after we acquired Tommy Hilfiger. We believe the current peer group is more competitive than both our previous one and the one used prior to the Tommy Hilfiger acquisition and note that our performance includes results from periods prior to the acquisition, when we were a much smaller company. This performance was reflected in the compensation paid to our Named Executive Officers with respect to 2011 and the long-term incentive plan performance cycle that ended in 2011.

Our performance targets are meaningful and are designed to encourage our executives to perform at high levels. Typically, to pay out bonuses under our Performance Incentive Bonus Plan at the target level, we must achieve earnings per share that falls within the middle of the earnings per share guidance range that management provides to the financial market at the beginning of each fiscal year and divisional executives must achieve earnings goals for their respective divisions. In both cases, these goals are based on the annual budget reviewed and approved by the Board of directors.

Our compensation program reflects sound pay practices. In addition to the practices described above, our compensation program reflects the following:

—	We do not provide our Named Executive Officers with any guarantees as to salary increases, bonuses, incentive plan awards or equity compensation;

—	Our perquisites are very modest and do not include any tax reimbursements or “gross-ups”; and

—

We have adopted stock ownership guidelines for our Named Executive Officers, which are intended to align their long-term interests with those of our stockholders and to encourage a long-term focus in managing our company.

We believe that the information disclosed in this Proxy Statement, in particular the Compensation Discussion and Analysis and Executive Compensation sections, demonstrates that our executive compensation program is well-designed, is working as intended, emphasizes pay-for-performance without encouraging undue risk to us, incorporates sound corporate governance practices and foregoes elements that are considered poor pay practices. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are submitting for stockholder consideration the following resolution to approve, in a non-binding, advisory vote, the compensation of our Named Executive Officers:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion is hereby APPROVED.

The Board of Directors recommends a vote FOR approval of the compensation paid to our Named Executive Officers. Proxies received in response to this solicitation will be voted FOR this proposal unless otherwise specified in a proxy.

RATIFICATION OF THE APPOINTMENT OF AUDITORS

The Audit Committee has selected Ernst & Young LLP, independent auditors, as our auditors for the fiscal year ending February 3, 2013. Although stockholder ratification of the Audit Committee’s selection is not required, the Board of Directors considers it desirable for our stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to request the Audit Committee to reconsider the selection of auditors for the fiscal year ending February 2, 2014, since it would be impracticable to replace our auditors so late into our current fiscal year.

It is expected that representatives of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of the auditors. Proxies received in response to this solicitation will be voted FOR the ratification of the appointment of the auditors unless otherwise specified in a proxy.

Fees Paid to Auditors

The following table sets forth the aggregate fees billed by Ernst & Young LLP, the member firms of Ernst & Young LLP, and their respective affiliates for professional services rendered to us for the audit of our annual financial statements for the fiscal years ended January 29, 2012 and January 30, 2011, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years, and for other services rendered on our behalf during those fiscal years. All of such fees were pre-approved by the Audit Committee.

	2011	2010
Audit Fees[1]	$2,887,000	$3,176,000

Audit-Related Fees[2]	$20,000	$1,570,000

Tax Fees[3]	$2,230,000	$3,479,000

All Other Fees[4]	—	$314,000

[1]

Consists of fees for professional services performed for the audit of our annual financial statements, the audit of internal control over financial reporting in conjunction with the audit of our annual consolidated financial statements and reviews of financial statements included in our Quarterly Reports on Form 10-Q. Audit fees also include services that are normally provided in connection with statutory filing requirements.

[2]

Includes fees that are related to audit or review of our consolidated financial statements, including consultations in connection with acquisitions, and consultations concerning financial accounting and reporting standards, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

[3]	Includes fees for services to assist us in the preparation of our tax returns and for the provision of tax advice. Such fees include tax compliance fees of $857,000 in 2011 and $355,000 in 2010.

[4]	Includes fees for systems evaluation and integration services related to the Tommy Hilfiger acquisition.

The Audit Committee’s charter requires the Committee to pre-approve at its meetings all audit and non-audit services provided by our outside auditors. The charter permits the Committee to delegate to any one or more of its members the authority to grant such pre-approvals. Any such delegation of authority may be subject to any rules or limitations that the members deem appropriate. The decision to pre-approve any services made by any member to whom authority has been so delegated must be presented to the full Committee at its next meeting.

SUBMISSION OF STOCKHOLDER PROPOSALS

Any proposal of an eligible stockholder intended to be presented at the 2013 Annual Meeting of Stockholders must be received by us for inclusion in our Proxy Statement and form of proxy relating to that meeting on or before January 11, 2013. The proxy or proxies designated by the Board of Directors will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the 2012 Annual Meeting of Stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us on or before March 27, 2013 and certain other conditions of the applicable rules of the SEC are satisfied. Stockholder proposals should be directed to the Secretary of the Company at the address set forth below.

MISCELLANEOUS

The Board of Directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material that may be sent to stockholders in connection with this solicitation. Solicitation may be made by mail, telephone, telegraph and/or personal interview. We may reimburse persons holding shares in their names or in the names of nominees for their expense in sending proxies and proxy material to their principals. In addition, Georgeson Shareholder, which is retained by us on an annual basis, will aid in the solicitation of proxies for the meeting for a fee of $7,500 plus expenses.

Copies of our Annual Report on Form 10-K for our fiscal year ended January 29, 2012, excluding the exhibits thereto but including certain additional information, are being mailed to our stockholders together with this Proxy Statement. The Annual Report on Form 10-K, together with such additional information, comprise our Annual Report to Stockholders. If you want to save us the cost of mailing more than one annual report to the same address, please send your written request to the Secretary of the Company at the address indicated below to discontinue mailing a duplicate copy to the account or accounts selected by you. In addition, if you want to save us future printing and mailing costs and help us reduce the environmental impact of printing and mailing communications, you can agree to electronic delivery of future Annual Reports to Stockholders, proxy statements and other proxy materials by enrolling at www.ematerials.com/pvh or as offered by your bank or broker.

Stockholders and other interested parties may send communications to the Board of Directors (or specified group of individual directors, such as the non-management directors and the director who presides over the sessions of non-management directors). Any such communication should be addressed to the Board (or individual director) in care of the Secretary of PVH Corp., 200 Madison Avenue, New York, New York, 10016-3903.

By order of the Board of Directors,

MARK D. FISCHER
Secretary

New York, New York

May 10, 2012

EXHIBIT A

GAAP TO NON-GAAP RECONCILIATIONS

Reconciliations of GAAP earnings before interest and taxes to non-GAAP earnings before interest and taxes

		Year Ended
	1/29/2012	1/30/2011	1/31/2010
Earnings before interest and taxes	$559,653	$203,395	$243,812
% change over prior year	175%	-17%
Items excluded:
Short-lived non-cash valuation amortization related to Tommy Hilfiger acquisition (gross margin)		44,503
Inventory liquidation costs associated with exit of certain Tommy Hilfiger product categories (gross margin)	7,627	2,583
Costs associated with restructuring initiatives implemented in 2009 (gross margin)			1,641
SG&A expenses associated with buyout of Tommy Hilfiger perpetual license in India	20,709
SG&A expenses associated with Tommy Hilfiger acquisition, integration and related restructuring	61,895	144,091
SG&A expenses associated with negotiated termination of license to market Timberland sportswear and the 2012 exit from the Izod women’s wholesale sportswear business	8,118
SG&A expenses associated with the exit from the UK and Ireland Van Heusen business		6,552
SG&A expenses associated with restructuring initiatives implemented in 2009			24,256
Debt modification and extinguishment costs	16,233	6,650
Losses on hedges against Euro to U.S. dollar exchange rates relating to Tommy Hilfiger purchase price		140,490
Non-GAAP earnings before interest and taxes	$674,235	$548,264	$269,709
% change over prior year	23%	103%

Reconciliations of GAAP diluted net income per common share to non-GAAP diluted net income per common share

		Year Ended				Year Ended				Year Ended
		1/29/2012				1/30/2011				1/31/2010
	GAAP Results	Adjustments		Non-GAAP Results	GAAP Results	Adjustments		Non-GAAP Results	GAAP Results	Adjustments		Non-GAAP Results
Net income	$317,881	$ (74,336)	(1)	$392,217	$53,805	$ (233,239)	(2)	$287,044	$161,910	$ 13,488	(3)	$148,422
Weighted average common shares	67,158			67,158	62,744			62,744	51,639			51,639
Weighted average dilutive securities	1,576			1,576	1,527			1,527	867			867
Weighted average impact of assumed convertible preferred stock conversion	4,189			4,189	3,107			3,107
Total shares	72,923			72,923	67,378			67,378	52,506			52,506
Diluted net income per common share	$4.36			$5.38	$0.80			$4.26	$3.08			$2.83
% Change over prior year	445%			26%	-74%			51%

(1) Represents the impact on 2011 net income from the elimination of (i) the costs incurred in connection with our integration of Tommy Hilfiger and the related restructuring; (ii) the expense incurred associated with settling the unfavorable preexisting license agreement in connection with our buyout of the Tommy Hilfiger perpetual license in India; (iii) the costs incurred in connection with our modification of our credit facility; (iv) the costs incurred in connection with our negotiated early termination of our license to market sportswear under the Timberland brand and the 2012 exit from the Izod women’s wholesale sportswear business; (v) the tax effects associated with these costs; and (vi) the tax benefit resulting from revaluing certain deferred tax liabilities due to a decrease in the statutory tax rate in Japan. Please see our Annual Report on Form 10-K for the fiscal year ended January 29, 2012 for further information.

(2) Represents the impact on 2010 net income from the elimination of (i) the costs incurred in connection with our acquisition and integration of Tommy Hilfiger, including transaction, restructuring and debt extinguishment costs, short-lived non-cash valuation amortization charges and the effects of hedges against Euro to U.S. dollar exchange rates relating to the purchase price; (ii) the costs incurred in connection with our exit from our United Kingdom and Ireland Van Heusen dresswear and accessories business; (iii) the tax effects associated with these costs; and (iv) a tax benefit related to the lapse of the statute of limitations with respect to certain previously unrecognized tax positions. Please see our Annual Report on Form 10-K for the fiscal year ended January 30, 2011 for further information.

(3) Represents the impact on 2009 net income from the elimination of (i) the costs incurred in that period in connection with our restructuring initiatives implemented that year, including the shutdown of domestic production of machine-made neckwear, a realignment of our global sourcing organization, reductions in warehousing capacity, lease termination fees for retail stores, and other initiatives to reduce corporate and administrative expenses; (ii) the tax effects associated with these costs; and (iii) a tax benefit related to the lapse of the statute of limitations with respect to certain previously unrecognized tax positions. Please see our Annual Report on Form 10-K for the fiscal year ended January 31, 2010 for further information.

A-1

EXHIBIT B

PVH CORP.

2006 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE APRIL 26, 2012)

1.	Establishment, Objectives and Duration.

(a)        Establishment of the Plan.  PVH Corp. established this incentive compensation plan to permit the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock-Based Awards to the persons and for the purposes described herein. The Plan first became effective on April 27, 2006 (the “Effective Date”), was amended and restated effective April 30, 2009, June 25, 2009 and June 23, 2011 and had its material terms approved at the 2006 and 2011 Annual Meeting of Stockholders. Definitions of capitalized terms used in the Plan are contained in the attached glossary, which is an integral part of the Plan.

(b)        Purposes of the Plan.  The purposes of the Plan are to induce certain individuals to remain in the employ, or to continue to serve as directors of, or consultants or advisors to, the Company and its present and future Subsidiaries, to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board believes that the granting of Awards under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success.

(c)        Duration of the Plan.  No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

2.	Administration of the Plan.

(a)        The Committee.  Except as otherwise provided in Section 2(d), the Plan shall be administered by the “Committee.” The Committee shall consist of two or more members of the Board. It is intended that all of the members of the Committee shall be “non-employee directors” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, and “outside directors” within the contemplation of Section 162(m)(4)(C)(i) of the Code. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except that the Committee may delegate to any one of its members the authority of the Committee with respect to the grant of Awards to any person who (i) shall not be an officer and/or director of the Company and (ii) is not, and in the judgment of the Committee may not be reasonably expected to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee (or by the member(s) of the Committee to whom authority has been delegated) shall be fully as effective as if it had been made at a meeting duly called and held.

(b)        Authority of the Committee.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to:

    (i)     select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder;

   (ii)     determine whether and to what extent Awards are granted hereunder;

  (iii)     determine the size and types of Awards granted hereunder;

  (iv)     approve forms of Award Agreement for use under the Plan;

   (v)      determine the terms and conditions of any Award granted hereunder;

  (vi)      establish performance goals for any Performance Period and determine whether such goals were satisfied;

 (vii)      amend the terms of any outstanding Award granted under the Plan; provided that, except as otherwise provided in Section 16, no such amendment shall reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs without the approval of the stockholders of the Company;

(viii)      construe and interpret the terms of the Plan and any Award Agreement entered into under the Plan, and to decide all questions of fact arising in its application; and

  (ix)       take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.

(c)        Effect of Committee’s Decision.  All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company, its Subsidiaries, its stockholders, Employees, Directors, Consultants and their estates and beneficiaries.

(d)        Delegation.  As permitted by Applicable Laws, the Committee may delegate its authority as identified herein, including the power and authority to make Awards to Participants who are not “insiders” subject to Section 16(b) of the Exchange Act or expected to be “covered employees” within the meaning of Section 162(m) of the Code, pursuant to such conditions and limitations as the Committee may establish.

3.	Shares Subject to the Plan; Effect of Grants; Individual Limits.

(a)        Number of Shares Available for Grants.  Subject to adjustment as provided in Section 18 hereof, the maximum number of Shares which may be issued pursuant to Awards under the Plan shall be 12,990,599, plus the number of Shares subject to outstanding awards under the Prior Plans as of the Amendment Date that are deemed not delivered under the Prior Plans pursuant to paragraph (i) or (ii) of this Section 3(a), plus the number of Shares that were subject to outstanding awards under the Prior Plans at June 26, 2011 but which expired or were cancelled or forfeited subsequent to that date. The 12,990,599 shares referred to in the immediately preceding sentence include the 3,000,000 Shares initially included in the Plan as of the Effective Date, 4,400,000 shares added to the Plan as of June 25, 2009, the 1,090,599 Shares added to the Plan pursuant to paragraph (i) of this Section 3(a) between the Effective Date and June 26, 2011, and 4,500,000 Shares added to the Plan as of the Amendment Date.

(i)    Shares that are potentially deliverable under an Award granted under the Plan or an option granted under a Prior Plan that expires or is canceled, forfeited, settled in cash or otherwise settled without the delivery of Shares shall not be treated as having been issued under the Plan or a Prior Plan.

(ii)    Shares that are issued pursuant to awards that are assumed, converted or substituted in connection with a merger, acquisition, reorganization or similar transaction shall not be treated as having been issued under the Plan; provided, however, that the Shares referred to in this paragraph (ii) shall not be considered for purposes of determining the number of Shares available for grant as Incentive Stock Options.

Notwithstanding any other provisions herein: (i) shares tendered in payment of the exercise price of an Award shall not be added to the maximum share limitations described above, (ii) shares withheld by the Company to satisfy the tax withholding obligation shall not be added to the maximum share limitations described above, and (iii) all shares covered by a Stock Appreciation Right, to the extent that it is exercised and whether or not shares of Common Stock are actually issued upon exercise of the right, shall be considered issued or transferred pursuant to the Plan.

The Shares to be issued pursuant to Awards may be authorized but unissued Shares or treasury Shares.

(b)        Individual Limits.  Subject to adjustment as provided in Section 16 hereof, the maximum aggregate number of Shares with respect to which Awards may be granted in any calendar year to any one Participant shall be 1,000,000 Shares.

(c)        Share Counting.  Each Share underlying a Stock Option or Stock Appreciation Right shall be counted as one share for purposes of the limits set forth in Sections 3(a) and 3(b). Each Share underlying a combination of

Stock Appreciation Right and Stock Option, where the exercise of the Stock Appreciation Right or Stock Option results in the cancellation of the other, shall be counted as one share for purposes of the limits set forth in Sections 3(a) and 3(b). Each Share underlying an Award of Restricted Stock, Restricted Stock Unit, Performance Share or Other Stock-Based Award shall be counted as two shares for purposes of the limits set forth in Sections 3(a) and 3(b).

4.	Eligibility and Participation.

(a)        Eligibility.  Persons eligible to participate in the Plan include all Employees, Directors and Consultants.

(b)        Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. The Committee may establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan.

5.	Types of Awards.

(a)        Type of Awards.  Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and/or Incentive Stock Options), SARs, Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock-Based Awards.

(b)        Designation of Award.  Each Award shall be designated in the Award Agreement.

6.	Options.

(a)        Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)        Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, and payment contingencies. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. Options that are intended to be Incentive Stock Options shall be subject to the limitations set forth in Section 422 of the Code. Options granted pursuant to the Plan shall not provide Participants with the right to receive Dividends or Dividend Equivalents.

(c)        Exercise Price.  Except for Options adjusted pursuant to Section 18 herein, and replacement Options granted in connection with a merger, acquisition, reorganization or similar transaction, the Exercise Price for each grant of an Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the Exercise Price for each grant of an Option shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted.

(d)        Term of Options.  The term of an Option granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed 10 years. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(e)        Exercise of Options.  Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Change in Control or Subsidiary Disposition, an Option granted under the Plan shall have a minimum period of vesting of three (3) years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis.

(f)        Payments.  Options granted under this Section 6 shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised and payment of the Exercise Price. The Exercise Price of an Option shall be payable to the Company: (i) in cash or its equivalent, (ii) by tendering (either actually or constructively by attestation) Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (iii) in any other manner then permitted by the Committee, or (iv) by a combination of any of the permitted methods of payment. The Committee may limit any method of payment, other than that specified under (i), for administrative convenience, to comply with Applicable Laws or otherwise.

(g)        Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

(h)        Termination of Employment or Service.  Each Participant’s Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of employment or service.

7.	Stock Appreciation Rights.

(a)        Grant of SARs.  Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)        Award Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine. SARs granted pursuant to the Plan shall not provide Participants with the right to receive Dividends or Dividend Equivalents.

(c)        Grant Price.  The grant price of a freestanding SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the SAR; provided, however, that these limitations shall not apply to Awards that are adjusted pursuant to Section 18 herein.

(d)        Term of SARs.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed 10 years.

(e)        Exercise of SARs.  SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement. Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Change in Control or Subsidiary Disposition, a SAR granted under the Plan shall have a minimum period of vesting of three (3) years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis.

(f)        Payment of SAR Amount.  Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by (ii) the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(g)        Termination of Employment or Service.  Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination of employment or service.

8.	Restricted Stock.

(a)        Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)        Award Agreement.  Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

(c)        Period of Restriction and Other Restrictions.  Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock shall have a minimum Period of Restriction of three years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement). The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, additional time-based restrictions, and/or restrictions under Applicable Laws, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock. As soon as practicable following the grant of Restricted Stock, the Shares of Restricted Stock shall be registered in the Participant’s name in certificate or book-entry form. If a certificate is issued, it shall bear an appropriate legend referring to the restrictions and it shall be held by the Company, or its agent, on behalf of the Participant until the Period of Restriction has lapsed or otherwise been satisfied. If the Shares are registered in book-entry form, the restrictions shall be placed on the book-entry registration.

(d)        Removal of Restrictions.  Subject to Applicable Laws, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate evidencing the Shares.

(e)        Voting Rights.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Laws, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

(f)        Dividends and Other Distributions.  Except as otherwise provided in a Participant’s Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock shall receive all regular cash Dividends paid with respect to all Shares while they are so held, and, except as otherwise determined by the Committee, all other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and paid at such time following full vesting as are paid the Shares of Restricted Stock with respect to which such distributions were made.

(g)        Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock, and may reflect distinctions based on the reasons for termination of employment or service.

9.	Restricted Stock Units.

(a)        Grant of Restricted Stock Units.  Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)        Award Agreement.  Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the applicable Period of Restriction, the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

(c)        Value of Restricted Stock Units.  The initial value of a Restricted Stock Unit shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 16.

(d)        Period of Restriction.  Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock Units shall have a minimum Period of Restriction of three (3) years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis.

(e)        Form and Timing of Payment.  Except as otherwise provided in Section 17 or a Participant’s Award Agreement, payment of Restricted Stock Units shall be made at a specified settlement date that shall not be earlier than the last day of the Period of Restriction. The Committee, in its sole discretion, may pay earned Restricted Stock Units by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof). The Committee may provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

(f)        Voting Rights.  A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(g)        Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Restricted Stock Units following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Units, and may reflect distinctions based on the reasons for termination of employment or service.

(h)        Dividend Equivalents.  At the discretion of the Committee, Restricted Stock Units granted pursuant to the Plan may provide Participants with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participants, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

10.	Performance Shares.

(a)        Grant of Performance Shares.  Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)        Award Agreement.  Each grant of Performance Shares shall be evidenced by an Award Agreement that shall specify the applicable Performance Period and Performance Measure(s), the number of Performance Shares granted, and such other provisions as the Committee shall determine.

(c)        Value of Performance Shares.  The initial value of a Performance Share shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 16.

(d)        Form and Timing of Payment.  Except as otherwise provided in Section 17 or a Participant’s Award Agreement, payment of Performance Shares shall be made at a specified settlement date that shall not be earlier than the last day of the Performance Period. The Committee, in its sole discretion, may pay earned Performance Shares by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof). The Committee may provide that settlement of Performance Shares shall be deferred, on a mandatory basis or at the election of the Participant.

(e)        Voting Rights.  A Participant shall have no voting rights with respect to any Performance Shares granted hereunder.

(f)        Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Shares following termination of the Participant’s employment or, if the Participant is a Consultant, service with the Company and its

Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Participants, and may reflect distinctions based on the reasons for termination of employment or service.

11.	Other Stock-Based Awards.

(a)        Grant.  The Committee shall have the right to grant other Awards that may include, without limitation, the grant of Shares based on attainment of performance goals established by the Committee, the payment of Shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs.

(b)        Period of Restriction.  Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Change in Control or Subsidiary Disposition, Awards granted pursuant to this Section 11 shall have a minimum Period of Restriction of three years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement). Notwithstanding the above, the payment of Shares in lieu of cash under other Company incentive or bonus programs shall not be subject to the minimum Period of Restriction limitations described above.

(c)        Payment of Other Stock-Based Awards.  Subject to Section 11(b) hereof, payment under or settlement of any such Other Stock-Based Awards shall be made in such manner and at such times as the Committee may determine. The Committee may provide that settlement of Other Stock-Based Awards shall be deferred, on a mandatory basis or at the election of the Participant.

(d)        Termination of Employment or Service.  The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination of employment or service.

12.	Performance-Based Exception.

(a)        The Committee may specify that the attainment of one or more of the Performance Measures set forth in this Section 12 shall determine the degree of granting, vesting and/or payout with respect to Awards that the Committee intends will qualify for the Performance-Based Exception. The performance goals to be used for such Awards shall be chosen from among the following performance measures (the “Performance Measures”): earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, economic value created, market share, net income (before or after taxes), operating income, adjusted net income after capital charge, return on assets, return on capital (based on earnings or cash flow), return on equity, return on investment, revenue, cash flow, operating margin, share price, total stockholder return, total market value, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation or information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such Performance Measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Awards that are not intended to qualify for the Performance-Based Exception may be based on these or such other performance measures as the Committee may determine.

(b)        Unless otherwise determined by the Committee, measurement of performance goals with respect to the Performance Measures above shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC, as well as any other items determined in accordance with Section 18(b).

(c)        Performance goals may differ for Awards granted to any one Participant or to different Participants.

(d)        Achievement of performance goals in respect of Awards intended to qualify under the Performance-Based Exception shall be measured over a Performance Period specified in the Award Agreement, and the goals shall be established not later than 90 days after the beginning of the Performance Period or, if less than 90 days, the number of days which is equal to 25% of the relevant Performance Period applicable to the Award.

13.        Transferability of Awards.  Incentive Stock Options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant’s lifetime only by such Participant. Other Awards shall be transferable to members of the Participant’s Immediate Family to the extent provided in the Award Agreement, except that no Award may be transferred for consideration.

14.        Taxes.  The Company shall have the power and right, prior to the delivery of Shares pursuant to an Award, to deduct or withhold, or require a Participant to remit to the Company (or a Subsidiary), an amount (in cash or Shares) sufficient to satisfy any applicable tax withholding requirements applicable to an Award. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any applicable tax withholding requirements. Subject to such restrictions as the Committee may prescribe, in the event that an Award of Restricted Stock shall become taxable to a Participant during any Company-imposed blackout period, a Participant may satisfy all or a portion of any tax withholding requirements by electing to have the Company withhold Shares having a Fair Market Value equal to the amount to be withheld up to the minimum statutory tax withholding rate (or such other rate that will not result in a negative accounting impact).

15.	Conditions Upon Issuance of Shares.

(a)        Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)        As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

16.        Adjustments Upon Changes in Capitalization.  In the event of any equity restructuring (within the meaning of FASB Accounting Standards Codification Topic 718 (f/k/a Financial Accounting Standards No. 123R)), such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the number and kind of Shares that may be delivered under the Plan, the individual limits set forth in Section 3(b), and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation, or liquidation, the Committee may, in its sole discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Adjustments made by the Committee pursuant to this Section 16 shall be final, binding, and conclusive.

17.	Change in Control, Cash-Out and Termination of Underwater Options/SARs, and Subsidiary Disposition.

(a)        Change in Control.  Except as otherwise provided in a Participant’s Award Agreement or pursuant to Section 17(b), upon the occurrence of a Change in Control, unless otherwise specifically prohibited under Applicable Laws:

  (i)      any and all outstanding Options and SARs granted hereunder shall become immediately exercisable;

  (ii)      any Period of Restriction or other restriction imposed on Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards shall lapse; and

(iii)      any and all Performance Shares and other Awards (if performance-based) shall vest on a pro-rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the Change in Control, if determinable, or (B) at the target level, if not determinable. The amount of the vested Award may be computed under the following formula: total Award number of Shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the specified effective date of the Change in Control.

(b)        Cash-Out and Termination of Underwater Options/SARs.  The Committee may, in its sole discretion, provide that (i) all outstanding Options and SARs shall be terminated upon the occurrence of a Change in Control and that each Participant shall receive, with respect to each Share subject to such Options or SARs, an amount in cash equal to the excess of the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control over the Option Exercise Price or the SAR grant price; and (ii) Options and SARs outstanding as of the date of the Change in Control may be cancelled and terminated without payment therefore if the Fair Market Value of a Share as of the date of the Change in Control is less than the Option Exercise Price or the SAR grant price.

(c)        Subsidiary Disposition.  The Committee shall have the authority, exercisable either in advance of any actual or anticipated Subsidiary Disposition or at the time of an actual Subsidiary Disposition and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on such Awards, in connection with a Subsidiary Disposition, but only with respect to those Participants who are at the time engaged primarily in Continuous Service with the Subsidiary involved in such Subsidiary Disposition. The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the affected Participant’s Continuous Service with that Subsidiary within a specified period following the effective date of the Subsidiary Disposition. The Committee may provide that any Awards so vested or released from such limitations in connection with a Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award.

18.	Amendment, Suspension or Termination of the Plan.

(a)        Amendment, Modification and Termination.  The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with the New York Stock Exchange listing standards or any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

(b)        Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 16) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. With respect to any Awards intended to comply with the Performance-Based Exception, unless otherwise determined by the Committee, any such exception shall be specified at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception.

(c)        Awards Previously Granted.  No termination, amendment or modification of the Plan or of any Award shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by Applicable Laws and except as otherwise provided herein.

(d)        No Repricing.  Without the affirmative vote of holders of a majority of the Shares cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding Shares is present or represented by proxy, the Board shall not approve either: (i) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new awards having a lower exercise price; (ii) the amendment of outstanding Options or SARs to reduce the exercise price thereof; or (iii) the cancellation of outstanding Options or SARs and the payment of cash in substitution therefore.

(e)        Compliance with the Performance-Based Exception.  If it is intended that an Award comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate such that the Awards maintain eligibility for the Performance-Based Exception. If changes are made to Code Section 162(m) or regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Section 18, make any adjustments to the Plan and/or Award Agreements it deems appropriate.

19.	Repayment of Awards.

(a)        In the event of a restatement of the Company’s financial results to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of a Participant who is a member of the Company’s senior executive group, such fraud or misconduct as determined by the Board or a committee thereof, the Board or the committee may, to the extent permitted by applicable law,

  (i)        cancel or cause to be cancelled any or all of such Participant’s outstanding Awards granted after December 31, 2008;

 (ii)        recover or cause to be recovered any or all Proceeds resulting from any sale or other disposition (including to the Company) of Shares issued or issuable upon vesting, settlement or exercise, as the case may be, of any Award granted after December 31, 2008; and/or

(iii)        recover or cause to be recovered any cash paid or Shares issued to such Participant in connection with any vesting, settlement or exercise of an Award granted after December 31, 2008.

(b)        The return of Proceeds is in addition to and separate from any other relief available to the Company or any other actions as may be taken by the Committee in its sole discretion. Any determination by the Committee with respect to the foregoing shall be final, conclusive and binding on all interested parties.

20.	Reservation of Shares.

(a)        The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)        The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.	Rights of Participants.

(a)         Continued Service.  The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

(b)        Participant.  No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

22.         Successors.  All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

23.	Legal Construction.

(a)        Gender, Number and References.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to a Section of the Plan either in the Plan or any Award Agreement or to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such Section of the Plan, act, code, section, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, section, rule or regulation.

(b)        Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(c)        Requirements of Law.  The granting of Awards and the issuance of Shares or cash under the Plan shall be subject to all Applicable Laws and to such approvals by any governmental agencies or national securities exchanges as may be required.

(d)        Governing Law.  To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

(e)        Non-Exclusive Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(f)        Code Section 409A Compliance.  To the extent applicable, it is intended that the Plan and any Awards granted hereunder comply with, and should be interpreted consistent with, the requirements of Section 409A of the Code and any related regulations or other guidance promulgated thereunder by the U.S. Department of the Treasury or the Internal Revenue Service (“Section 409A”).

GLOSSARY OF DEFINED TERMS

1.	Definitions. As used in the Plan and any Award Agreement, the following definitions shall apply:

“Amendment Date” means April 26, 2012, the effective date of the increase by 4,500,000 Shares of the number of Shares which may be issued pursuant to Awards under the Plan.

“Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal law, applicable state law, and the rules and regulations of any applicable stock exchange or national market system.

“Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, and Other Stock-Based Awards granted under the Plan.

“Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.

“Board” means the Board of Directors of the Company.

“Cause” means, with respect to any Participant (i) gross negligence or willful misconduct, as the case may be, in the performance of the material responsibilities of the Participant’s office or position; (ii) the willful and continued failure of the Participant to perform substantially the Participant’s duties with the Company or any Subsidiary (other than any such failure resulting from incapacity due to physical or mental illness); (iii) the Participant is convicted of, or pleads guilty or nolo contendere to, a felony within the meaning of U.S. Federal, state or local law (other than a traffic violation); (iv) the Participant having willfully divulged, furnished or made accessible to anyone other than the Company or any Subsidiary, or any of their respective directors, officers, employees, auditors and legal advisors, otherwise than in the ordinary course of business, any confidential or proprietary information of the Company or such Subsidiary; or (v) any act or failure to act by the Participant, which, under the provisions of applicable law, disqualifies the Participant from performing his or her duties or serving in his or her then current capacity with the Company or a Subsidiary; provided, however, that with respect to a Participant who has an employment agreement with the Company or any of its Subsidiaries which has a definition of “cause”, the definition contained therein shall govern.

“Change in Control” means the first to occur of the following events:

1.  Any Person, other than a Person who as of the date the Plan is first approved by the Board is the owner of at least 8% of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), becomes (A) a “beneficial owner,” as such term is used in Rule 13d-3 of the Exchange Act, of at least one-quarter but less than one-half of the Outstanding Company Voting Securities, unless such acquisition has been approved within 30 days thereafter by at least a majority of the Incumbent Board (as defined in clause (2) below taking into account the provisos), or (B) a “beneficial owner,” as such term is used in Rule 13d-3 of the Exchange Act, of at least one-half of the Outstanding Company Voting Securities; provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliates, or (IV) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph 3 of this definition; or

2.  Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to when the Plan is first approved by the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

3.  Consummation of a reorganization, merger, consolidation or a sale or other disposition of all or substantially all of the assets of the Company (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the outstanding Shares (the “Outstanding Company Common Stock”) and the Outstanding Company Voting Securities, immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and more than 50% of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination, whichever occurs first; or

4.  The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to Awards (or portions of Awards) that are considered deferred compensation under Section 409A, if an event or condition constituting a Change in Control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A), the event or condition shall continue to constitute a Change in Control solely with respect to vesting of the Award (or portion thereof) or a lapse of any applicable restrictions thereto and not for purposes of determining whether the settlement or payment of the Award (or portion thereof) will be accelerated under this Plan. For avoidance of doubt, the prior sentence shall not apply to Awards (or portions thereof) that qualify as short-term deferrals for purposes of Section 409A.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Committee, as specified in Section 2(a), appointed by the Board to administer the Plan.

“Company” means PVH Corp., a Delaware corporation, and any successor thereto.

“Consultant” means any consultant or advisor to the Company or a Subsidiary.

“Continuous Service” means that the provision of services to the Company or any Subsidiary in any capacity by an Employee is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

“Director” means any individual who is a member of the Board of Directors of the Company or a Subsidiary who is not an Employee and is not designated or elected to serve as a director by the holders of the Company’s Series B convertible preferred stock, or the holders of any other securities of the Company, other than Shares, voting separately as a class.

“Dividend” means the dividends declared and paid on Shares subject to an Award.

“Dividend Equivalent” means, with respect to Shares subject to an Award, a right to be paid an amount equal to the Dividends declared and paid on an equal number of outstanding Shares.

“Employee” means any employee of the Company or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

“Fair Market Value” means, as of any date, the value of a Share equal to (i) the closing sale price of a Share on the New York Stock Exchange on the date of determination or (ii) if there is no sale of Shares on that date, the closing sale price of a Share on the last trading date on which sales were reported on the New York Stock Exchange.

“Immediate Family” means a Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouse, siblings, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships or any person sharing the Participant’s household (other than a tenant or employee).

“Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Nonqualified Stock Option” means an Option that is not intended to meet the requirement of Section 422 of the Code.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Section 6.

“Other Stock-Based Award” means a Share-based or Share-related Award granted pursuant to Section 11 herein.

“Participant” means a current or former Employee, Director or Consultant who has rights relating to an outstanding Award.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

“Performance Measures” shall have the meaning set forth in Section 12(a).

“Performance Period” means the period during which a performance measure must be met.

“Performance Share” means an Award granted to a Participant, as described in Section 10 herein.

“Period of Restriction” means the period Restricted Stock, Restricted Stock Units or Other Stock-Based Awards are subject to a substantial risk of forfeiture and are not transferable, as provided in Sections 8, 9 and 11 herein.

“Person” means person as such term is used in Section 3(a)(9) and 13(d) of the Exchange Act.

“Plan” means the PVH Corp. 2006 Stock Incentive Plan.

“Prior Plans” means the Company’s 1997 Stock Option Plan, 2000 Stock Option Plan and 2003 Stock Option Plan.

“Proceeds” means, with respect to any sale or other disposition (including to the Company) of Shares acquired pursuant to an Award, an amount determined by the Committee, (a) in the case of an Award other than an Option, SAR or cash-settled Award, up to the amount equal to the Fair Market Value per Share at the time of such sale or other disposition multiplied by the number of Shares sold or disposed of, or (b) in the case of an Option or SAR, up to the amount equal to the number of Shares sold or disposed of multiplied by the excess of the Fair Market Value per Share at the time of such sale or disposition over the Exercise Price or grant price, as applicable.

“Restricted Stock” means an Award granted to a Participant, as described in Section 8.

“Restricted Stock Units” means an Award granted to a Participant, as described in Section 9.

“Retirement” means:

1.	With respect to all Awards made prior to March 19, 2007 and all Awards made to Employees prior to May 3, 2007, a Participant’s termination of employment by the Company and its Subsidiaries at or after age 63 other than for Cause.

2.	With respect to all Awards made to Directors on or after March 19, 2007, the termination of a Director’s service, other than by reason of death or removal for cause (under applicable law), after at least four years of service.

3.	With respect to all Awards made to Employees on or after May 3, 2007, the termination of an Employee’s employment from the Company and its Subsidiaries, other than by reason of death or for Cause, at or after age 62, provided that the Employee has at least five years of employment with the Company and/or any of its Subsidiaries.

“SEC” means the United States Securities and Exchange Commission.

“Section 409A” shall have the meaning set forth in Section 22(f).

“Share” means a share of the common stock, $1.00 par value, of the Company, subject to adjustment pursuant to Section 16.

“Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, as described in Section 7.

“Subsidiary” has the meaning ascribed to such term in Code Section 424(f).

“Subsidiary Disposition” means the disposition by the Company of its equity holdings in any Subsidiary effected by a merger or consolidation involving that Subsidiary, the sale of all or substantially all of the assets of that Subsidiary or the Company’s sale or distribution of substantially all of the outstanding capital stock of such Subsidiary.

“Voting Securities” means voting securities of the Company entitled to vote generally in the election of Directors.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Stockholders to be held on June 21, 2012.

The proxy statement and annual report to security holders are available to view online at

www.pvhannualmeetingmaterials.com.

“Green” Initiative

If you would like to access the proxy information electronically in the future rather than receive paper copies in the mail, please visit www.ematerials.com/pvh and follow the instructions.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PVH CORP.

200 Madison Avenue

New York, New York 10016-3903

EMANUEL CHIRICO and MARK D. FISCHER, or either of them, with the power of substitution, are hereby authorized to represent the undersigned and to vote all shares of the Common Stock of PVH CORP. held by the undersigned at the Annual Meeting of Stockholders to be held in New York, New York, on June 21, 2012, and any adjournments thereof, on the matters printed on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this Proxy is executed but no directions are given, this Proxy will be voted:

—	FOR the election of all of the nominees for director.

—	FOR the amendment to the Company’s 2006 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan.

—	FOR the approval of the compensation paid to the Company’s Named Executive Officers.

—	FOR the ratification of auditors.

(Continued, and to be dated and signed on the other side.)

PVH CORP.
P.O. Box 64945
St. Paul, MN 55164-0945

The Board recommends a vote FOR all of the nominees in proposal 1 and FOR proposals 2, 3 and 4.

1.	Election of the nominees for director listed below:

		FOR	AGAINST	ABSTAIN

	MARY BAGLIVO	☐	☐	☐

	EMANUEL CHIRICO	☐	☐	☐

	JUAN R. FIGUEREO	☐	☐	☐

	JOSEPH B. FULLER	☐	☐	☐

	FRED GEHRING	☐	☐	☐

	MARGARET L. JENKINS	☐	☐	☐

	DAVID LANDAU	☐	☐	☐

	BRUCE MAGGIN	☐	☐	☐

	V. JAMES MARINO	☐	☐	☐

	HENRY NASELLA	☐	☐	☐

	RITA M. RODRIGUEZ	☐	☐	☐

	CRAIG RYDIN	☐	☐	☐

2.	Approval of the amendment to the Company’s 2006 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan.				FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Advisory vote to approve the compensation paid to the Company’s Named Executive Officers.				FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Ratification of auditors.				FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Address change and/or comments ☐

Note: The signature should agree with the name on your stock certificate. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

Dated: , 2012

Signature

Signature, if held jointly

To vote, fill in (x) with black or blue ink only.  ☒

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Stockholders to be held on June 21, 2012.

The proxy statement and annual report to security holders are available to view online at

www.pvhannualmeetingmaterials.com.

“Green” Initiative

If you would like to access the proxy information electronically in the future rather than receive paper copies in the mail, please visit www.ematerials.com/pvh and follow the instructions.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PVH CORP.

200 Madison Avenue

New York, New York 10016-3903

EMANUEL CHIRICO and MARK D. FISCHER, or either of them, with the power of substitution, are hereby authorized to represent the undersigned and to vote all shares of the Common Stock of PVH CORP. into which all of the shares of Series A Convertible Preferred Stock held by the undersigned were convertible as of the record date at the Annual Meeting of Stockholders to be held in New York, New York, on June 21, 2012, and any adjournments thereof, on the matters printed on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this Proxy is executed but no directions are given, this Proxy will be voted:

—	FOR the election of all of the nominees for director;

—	FOR the amendment to the Company’s 2006 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan;

—	FOR the approval of the compensation paid to the Company’s Named Executive Officers;

—	FOR the ratification of auditors.

(Continued, and to be dated and signed on the other side.)

PVH CORP.
P.O. Box 64945
St. Paul, MN 55164-0945

The Board recommends a vote FOR all of the nominees in proposal 1; FOR proposals 2, 3 and 4.

1.	Election of the nominees for director listed below:

		FOR	AGAINST	ABSTAIN

	MARY BAGLIVO	☐	☐	☐

	EMANUEL CHIRICO	☐	☐	☐

	JUAN R. FIGUEREO	☐	☐	☐

	JOSEPH B. FULLER	☐	☐	☐

	FRED GEHRING	☐	☐	☐

	MARGARET L. JENKINS	☐	☐	☐

	DAVID LANDAU	☐	☐	☐

	BRUCE MAGGIN	☐	☐	☐

	V. JAMES MARINO	☐	☐	☐

	HENRY NASELLA	☐	☐	☐

	RITA M. RODRIGUEZ	☐	☐	☐

	CRAIG RYDIN	☐	☐	☐

2.	Approval of the amendment to the Company’s 2006 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan.				FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Advisory note on the compensation paid to the Company’s Named Executive Officers.				FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Appointment of auditors.				FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Address change and/or comments ☐

Note: The signature should agree with the name on your stock certificate. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

Dated: , 2012

Signature

Signature, if held jointly

To vote, fill in (x) with black or blue ink only.  ☒